AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 2026
1933 Act No. 333-74295
1940 Act No. 811-09253

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 880 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 881 [X]

ALLSPRING FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1415 Vantage Park Drive, 3rd Floor
Charlotte, NC 28203
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant’s Telephone Number)

Matthew Prasse
Allspring Funds Management, LLC
1415 Vantage Park Drive, 3rd Floor
Charlotte, NC 28203
(Name and Address of Agent for Service)

With a copy to:

Jason F. Monfort
Kirkland & Ellis LLP
1301 Pennsylvania Avenue, N.W.
Washington, DC 20004

It is proposed that this filing will become effective: (check appropriate box)

immediately upon filing pursuant to paragraph (b)
X	on September 1, 2026 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on [ ] pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on [ ] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Explanatory Note: This Post-Effective Amendment No. 880 to the Registration Statement of Allspring Funds Trust (the “Trust”) is being filed primarily to add the audited financial statement and certain related financial information for the fiscal period ended April 30, 2026, for the Allspring Multi-Asset Funds and to make certain other non-material changes to the Registration Statement.

ALLSPRING FUNDS TRUST
PART A
ALLSPRING MULTI-ASSET FUNDS
PROSPECTUS

Multi-Asset Funds

FUND/CLASS	A	C	R6	ADMINISTRATOR	INSTITUTIONAL
Allspring Absolute Return Fund	WARAX	WARCX	WARRX	-	WABIX
Allspring Asset Allocation Fund	EAAFX	EACFX	-	EAIFX	EAAIX
Allspring Real Return Fund	IPBAX	-	IPBJX	-	IPBNX
Prospectus
September 1, 2026
The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Table of Contents

Fund Summaries
Absolute Return Fund Summary.........................................................................................................	2
Asset Allocation Fund Summary.........................................................................................................	7
Real Return Fund Summary................................................................................................................	12
Details About the Funds
Absolute Return Fund.........................................................................................................................	18
Asset Allocation Fund.........................................................................................................................	20
Real Return Fund................................................................................................................................	21
Description of Principal Investment Risks...........................................................................................	23
Additional Performance Information...................................................................................................	26
Portfolio Holdings Information............................................................................................................	26
Pricing Fund Shares............................................................................................................................	27
Management of the Funds
The Manager......................................................................................................................................	28
The Sub-Advisers and Portfolio Managers...........................................................................................	29
Multi Manager Arrangement...............................................................................................................	30
Account Information
Share Class Eligibility.........................................................................................................................	31
Share Class Features..........................................................................................................................	32
Reductions and Waivers of Sales Charges..........................................................................................	34
Compensation to Financial Professionals and Intermediaries.............................................................	36
Buying and Selling Fund Shares.........................................................................................................	37
Exchanging Fund Shares....................................................................................................................	39
Frequent Purchases and Redemptions of Fund Shares.......................................................................	40
Account Policies.................................................................................................................................	41
Distributions.......................................................................................................................................	43
Other Information
Taxes..................................................................................................................................................	44
Financial Highlights............................................................................................................................	45
Appendix A - Sales Charge Reductions and Waivers for Certain Intermediaries
Merrill Lynch.......................................................................................................................................	56
Ameriprise Financial...........................................................................................................................	57
Morgan Stanley..................................................................................................................................	58
Raymond James.................................................................................................................................	58
Janney Montgomery Scott LLC...........................................................................................................	59
Edward Jones.....................................................................................................................................	60
Robert W. Baird & Co..........................................................................................................................	62
Oppenheimer & Co. Inc......................................................................................................................	63
J.P. Morgan.........................................................................................................................................	63
Stifel...................................................................................................................................................	64
Wells Fargo Advisors..........................................................................................................................	65

Absolute Return Fund Summary
Investment Objective
The Fund seeks a positive total return.
Fees and Expenses
These tables are intended to help you understand the various costs and expenses you will pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least  $50,000 in the aggregate in specified classes of certain Allspring Funds. More information about these and other discounts is available from your financial professional and in “Share Class Features” and “Reductions and Waivers of Sales Charges” on pages  32 and 34 of the Prospectus and “Additional Purchase and Redemption Information” on page  77 of the Statement of Additional Information. Investors who purchase through certain intermediaries may be subject to different sales charge discounts than those outlined shares in these sections. Please see Appendix A on page 56  for further information.

Shareholder Fees (fees paid directly from your investment)
	A	C	R6	INSTITUTIONAL
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	1.00%	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	C	R6	INSTITUTIONAL
Management Fees	0.23%	0.23%	0.23%	0.23%
Distribution (12b-1) Fees	0.00%	0.75%	0.00%	0.00%
Other Expenses	0.46%	0.46%	0.05%	0.15%
Acquired Fund Fees and Expenses	0.46%	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.15%	1.90%	0.74%	0.84%
Fee Waivers	(0.00)%	(0.00)%	(0.00)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	1.15%	1.90%	0.74%	0.79%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through August 31, 2027, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.69% for Class A, 1.44% for Class C, 0.28% for Class R6 and 0.33% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Example of Expenses
The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
2Multi-Asset Funds

ASSUMING YOU SOLD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class A	$685	$919	$1,172	$1,892
Class C	$293	$597	$1,026	$2,222
Class R6	$76	$237	$411	$918
Institutional Class	$80	$263	$461	$1,032
ASSUMING YOU HELD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class C	$193	$597	$1,026	$2,222
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38%  of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, we invest:

•	Up to 60% of the Fund’s total assets in U.S. and non-U.S. equity, including emerging market equity funds;

•	Up to 60% of the Fund’s total assets in U.S. and non-U.S. fixed income, including emerging market debt funds; and

•	Up to 60% of the Fund’s total assets in alternative investment funds

The Fund is a fund-of-funds that employs a multi-asset, multi-style investment approach by investing in various affiliated mutual funds as well as affiliated and unaffiliated exchange-traded funds. We dynamically allocate investments to various broad asset classes across equity, fixed income, and alternative investments, including commodities, based on our assessment of changing economic, global market, industry, and issuer conditions. Within these asset classes, we utilize an active allocation strategy to diversify the portfolio among investments that provide efficient upside returns while managing downside risk across most market cycles with the goal of generating a positive absolute return over an economic cycle.
Equity holdings are diversified across a wide range of equity funds, including but not limited to funds that invest in U.S. large company securities, U.S. small company securities and international developed and emerging markets. Fixed income holdings are diversified across a wide range of fixed income funds that invest in short- to long-term income-producing securities issued by U.S. and international developed and emerging markets issuers, including but not limited to, U.S. Government obligations, corporate bonds and below investment-grade bonds (often called “high yield” securities or “junk bonds”). Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, risk premia (i.e., sources of excess return which result from systematic risks and/or behavioral biases existing within the financial markets),  managed futures, merger arbitrage, global multi-asset, long-short, market neutral, systematic, or other tactical investment strategies.
The Fund may indirectly gain exposure to commodity-linked derivatives such as commodity forwards, commodity futures, commodity swaps, swaps on commodity futures and other commodity-linked derivative securities through an investment in an affiliated fund.
Principal Investment Risks
An investment in the Fund may lose money,  is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of
Multi-Asset Funds3

debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in  non-traditional investments such as commodities,  or following risk premia, managed futures, merger arbitrage,  global multi-asset, long-short, market neutral, systematic or other tactical investment strategies, may involve complex securities types or transactions and extensive short positions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with the strategies.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Commodities Risk. The value of commodities and commodity-linked derivative investments will generally be affected by overall market movements, foreign currency exchange rates, commodity index volatility and changes in interest rates, as well as factors specific to a particular industry or commodity. Commodities investments may also be more volatile and less liquid than other types of investments.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.
Management Risk. Investment decisions,  techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.
Underlying Funds Risk. The risks associated with a Fund include the risks related to each Underlying Fund in which the Fund invests.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.
4Multi-Asset Funds

Performance
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at www.allspringglobal.com.

Calendar Year Total Returns for Class A as of 12/31 each year (returns do not reflect sales charges and would be lower if they did)
Highest Quarter: June 30, 2020	+7.50%
Lowest Quarter: March 31, 2020	-16.05%
Year-to-date total return as of June 30, 2026 is +13.43%

Average Annual Total Returns for the periods ended 12/31/2025 (returns reflect applicable sales charges)
	INCEPTION DATE OF SHARE CLASS	1 YEAR	5 YEAR	10 YEAR
Class A (before taxes)	3/1/2012	1.91%	3.86%	3.45%
Class A (after taxes on distributions)	3/1/2012	1.17%	2.45%	2.40%
Class A (after taxes on distributions and the sale of Fund Shares)	3/1/2012	1.21%	2.49%	2.34%
Class C (before taxes)	3/1/2012	6.21%	4.30%	3.47%
Class R6 (before taxes)	10/31/2014	8.43%	5.52%	4.51%
Institutional Class (before taxes)	11/30/2012	8.41%	5.46%	4.43%
Absolute Return Blended Index (reflects no deduction for fees, expenses, or taxes)[1]		11.59%	4.44%	6.02%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)		22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index Hedged (USD) (reflects no deduction for fees, expenses, or taxes)		4.86%	0.34%	2.39%
1.	Source: Allspring Funds Management, LLC. The Absolute Return Blended Index is comprised of 35% MSCI ACWI Index (Net), 35% Bloomberg U.S. TIPS Index, and 30% Bloomberg Global Aggregate Index (USD Hedged). You cannot invest directly in an index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown for only one class of shares. After-tax returns for any other class will vary.
Multi-Asset Funds5

Fund Management

MANAGER	SUB-ADVISER	PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Petros N. Bocray, CFA, FRM, Portfolio Manager / 2024 David Kowalske, Jr., Portfolio Manager / 2025
	Allspring Global Investments (UK) Limited	Rushabh Amin, Portfolio Manager /2024 Matthias Scheiber, CFA, Portfolio Manager /2024
Purchase and Sale of Fund Shares
In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional, or if applicable, your retirement plan sponsor.
Eligibility requirements may vary by class; please see “Share Class Eligibility” in the Prospectus for more information.

	MINIMUM INVESTMENTS	ADDITIONAL INVESTMENTS
Class A and Class C	Regular Accounts: $1,000 IRAs, IRA Rollovers, Roth IRAs: $250 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum	Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum
Class R6	Eligible investors are not subject to a minimum initial investment (intermediaries may require different minimum investment amounts)	None (intermediaries may require different minimum additional investment amounts)
Institutional Class	$1 million (this amount may be reduced or eliminated for certain eligible investors)	None
TO BUY OR SELL SHARES
Class A, Class C, and Institutional Class	Mail: Allspring Funds P.O. Box 219967 Kansas City, MO 64121-9967 Online: www.allspringglobal.com Phone or Wire: 1-800-222-8222
Class R6	Contact your plan sponsor
Tax Information
Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.
Payments to Intermediaries
If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.
6Multi-Asset Funds

Asset Allocation Fund Summary
Investment Objective
The Fund seeks long-term total return, consisting of capital appreciation and current income.
Fees and Expenses
These tables are intended to help you understand the various costs and expenses you will pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least  $50,000 in the aggregate in specified classes of certain Allspring Funds. More information about these and other discounts is available from your financial professional and in “Share Class Features” and “Reductions and Waivers of Sales Charges” on pages  32 and 34 of the Prospectus and “Additional Purchase and Redemption Information” on page  77 of the Statement of Additional Information. Investors who purchase through certain intermediaries may be subject to different sales charge discounts than those outlined shares in these sections. Please see Appendix A on page 56  for further information.

Shareholder Fees (fees paid directly from your investment)
	A	C	ADMINISTRATOR	INSTITUTIONAL
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	1.00%	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	C	ADMINISTRATOR	INSTITUTIONAL
Management Fees	0.28%	0.28%	0.28%	0.28%
Distribution (12b-1) Fees	0.00%	0.75%	0.00%	0.00%
Other Expenses	0.46%	0.46%	0.40%	0.15%
Acquired Fund Fees and Expenses	0.39%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.13%	1.88%	1.07%	0.82%
Fee Waivers	(0.07)%	(0.07)%	(0.17)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	1.06%	1.81%	0.90%	0.75%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through August 31, 2027, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.06% for Class A, 1.81% for Class C, 0.90% for Administrator Class and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Example of Expenses
The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Multi-Asset Funds7

ASSUMING YOU SOLD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class A	$677	$907	$1,155	$1,865
Class C	$284	$584	$1,010	$2,195
Administrator Class	$92	$324	$574	$1,292
Institutional Class	$77	$255	$449	$1,009
ASSUMING YOU HELD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class C	$184	$584	$1,010	$2,195
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64%  of the average value of its portfolio.
Principal Investment Strategies
The Fund is a fund-of-funds that invests in various affiliated mutual funds and exchange-traded funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may invest in Allspring Master Portfolios, in other Allspring Funds, or directly in securities. The Fund is a diversified investment, providing exposure to equity, fixed income and alternative investment strategies. The Fund invests at least 55% and up to 75% of its assets in stock funds and at least 25% and up to 45% of its assets in bond funds.
The Fund may be exposed to any asset class, including, for example,  U.S. and foreign equities (including emerging market equities), U.S. and foreign fixed income securities (including emerging markets fixed income securities), and alternative investments. The Underlying Funds may gain their investment exposures directly or through investment in derivatives.
The Fund will establish long and/or short positions in exchange-traded futures contracts across a variety of asset classes, including, but not limited to, stocks, bonds, and currencies, in an attempt to improve to improve the Fund’s risk/return profile. Dependent upon market conditions, this use of derivatives may increase or decrease exposures to a given asset class.
As part of managing the Fund’s level of risk, both in absolute terms and relative to its benchmark, we may make changes to the allocations among investment styles at any time. We may use cash flows or effect transactions to accomplish these changes.
Principal Investment Risks
An investment in the Fund may lose money,  is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
8Multi-Asset Funds

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
Underlying Funds Risk. The risks associated with a Fund include the risks related to each Underlying Fund in which the Fund invests.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Foreign Currency  Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.
Management Risk. Investment decisions,  techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value and become less liquid when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of rising interest rates. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. When interest rates decline or are low, the prepayment of mortgages or assets underlying such securities can reduce a Fund’s returns.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk of a loss of premiums without offsetting gains. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments.
Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.
Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.
Multi-Asset Funds9

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.
Performance
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at www.allspringglobal.com.

Calendar Year Total Returns for Class A as of 12/31 each year (returns do not reflect sales charges and would be lower if they did)
Highest Quarter: June 30, 2020	+14.53%
Lowest Quarter: March 31, 2020	-15.02%
Year-to-date total return as of June 30, 2026 is +9.56%

Average Annual Total Returns for the periods ended 12/31/2025 (returns reflect applicable sales charges)
	INCEPTION DATE OF SHARE CLASS	1 YEAR	5 YEAR	10 YEAR
Class A (before taxes)	7/29/1996	8.54%	5.53%	6.82%
Class A (after taxes on distributions)	7/29/1996	6.75%	3.35%	5.29%
Class A (after taxes on distributions and the sale of Fund Shares)	7/29/1996	5.70%	3.59%	4.99%
Class C (before taxes)	10/3/2002	13.28%	6.00%	6.87%
Administrator Class (before taxes)	10/3/2002	15.40%	7.18%	7.83%
Institutional Class (before taxes)	11/30/2012	15.57%	7.14%	7.82%
Asset Allocation Blended Index (reflects no deduction for fees, expenses, or taxes)[1]		16.97%	7.15%	8.44%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)[2]		22.34%	11.19%	11.72%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		17.15%	13.15%	14.29%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.30%	-0.36%	2.01%
1.	Source: Allspring Funds Management, LLC. The Asset Allocation Blended Index is comprised of 65% MSCI ACWI Index (net) and 35% of the Bloomberg U.S. Aggregate Bond Index. You cannot invest directly in an index.
2.	The Fund has changed its regulatory benchmark from the Russell 3000 Index to the MSCI ACWI Index (net). The Manager believes that the MSCI ACWI Index (net) better reflects the Fund’s overall investment strategy.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold
10Multi-Asset Funds

their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown for only one class of shares. After-tax returns for any other class will vary.
Fund Management

MANAGER	SUB-ADVISER	PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Petros N. Bocray, CFA, FRM, Portfolio Manager / 2018 David Kowalske, Jr., Portfolio Manager / 2024 Randy Rennicke, CFA, Portfolio Manager / 2025
	Allspring Global Investments (UK) Limited	Rushabh Amin, Portfolio Manager / 2025
Purchase and Sale of Fund Shares
In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional, or if applicable, your retirement plan sponsor.
Eligibility requirements may vary by class; please see “Share Class Eligibility” in the Prospectus for more information.

	MINIMUM INVESTMENTS	ADDITIONAL INVESTMENTS
Class A and Class C	Regular Accounts: $1,000 IRAs, IRA Rollovers, Roth IRAs: $250 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum	Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum
Administrator Class and Institutional Class	$1 million (this amount may be reduced or eliminated for certain eligible investors)	None
TO BUY OR SELL SHARES
Class A, Class C, Administrator Class and Institutional Class	Mail: Allspring Funds P.O. Box 219967 Kansas City, MO 64121-9967 Online: www.allspringglobal.com Phone or Wire: 1-800-222-8222
Tax Information
Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.
Payments to Intermediaries
If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.
Multi-Asset Funds11

Real Return Fund Summary
Investment Objective
The Fund seeks  returns that exceed the rate of inflation over the long-term.
Fees and Expenses
These tables are intended to help you understand the various costs and expenses you will pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least  $50,000 in the aggregate in specified classes of certain Allspring Funds. More information about these and other discounts is available from your financial professional and in “Share Class Features” and “Reductions and Waivers of Sales Charges” on pages  32 and 34 of the Prospectus and “Additional Purchase and Redemption Information” on page  77 of the Statement of Additional Information. Investors who purchase through certain intermediaries may be subject to different sales charge discounts than those outlined shares in these sections. Please see Appendix A on page 56  for further information.

Shareholder Fees (fees paid directly from your investment)
	A	R6	INSTITUTIONAL
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	None	None
1.	Investments of $500,000 or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	R6	INSTITUTIONAL
Management Fees[2]	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[3]	0.52%	0.16%	0.21%
Total Annual Fund Operating Expenses	0.97%	0.61%	0.66%
Fee Waivers	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waivers[4]	0.76%	0.40%	0.45%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	Reflects the fees charged by Allspring Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.
3.	Includes other expenses allocated from the master portfolio in which the Fund invests.
4.	The Manager has contractually committed through August 31, 2027, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.76% for Class A, 0.40% for Class R6 and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Example of Expenses
The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
12Multi-Asset Funds

ASSUMING YOU SOLD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class A	$524	$725	$943	$1,568
Class R6	$41	$174	$319	$742
Institutional Class	$46	$190	$347	$803
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59%  of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, we invest:

•	up to 70% of the Fund’s total assets in debt obligations;

•	up to 70% of the Fund’s total assets in equity securities; and

•	up to 25% of the Fund’s total assets in commodities.

The Fund is a feeder fund that invests substantially all of its assets in the Real Return Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Allspring Funds, or directly in a portfolio of securities.
We utilize an active allocation strategy to diversify the portfolio across various investments, assets and sectors, in an attempt to generate a real return (a return in excess of the rate of inflation) over an economic cycle, consistent with an appropriate level of risk. We dynamically allocate investments to various broad asset classes across debt, equity and commodities based on our assessment of changing economic, global market, industry, and issuer conditions.
We may invest up to 70% of the Fund’s total assets in debt obligations including but not limited to, inflation-indexed debt securities, corporate-issued debt, mortgage- and asset-backed securities, bank loans and government obligations. These securities may have fixed, floating or variable rates. We may invest up to 20% of the Fund’s total assets in below investment-grade debt obligations, often called “high yield securities” or “junk bonds”. We do not manage the portfolio to a specific maturity or duration. We may use futures contracts to manage or adjust duration and yield curve exposure, as well as to manage risk or to enhance return.
We may invest up to 70% of the Fund’s total assets in equity securities, including but not limited to, common stock, preferred stock and real estate investment trusts (“REITs”), of domestic and foreign issuers of any market capitalization. We may invest in derivatives, such as futures and swaps, that have similar economic or financial characteristics of any security described above.
We may invest up to 25% of the Fund’s total assets in the common or preferred stock of a subsidiary of the Fund that typically invests directly or indirectly in commodity-linked derivatives such as commodity forwards, commodity futures, commodity swaps, swaps on commodity futures and other commodity-linked derivative securities; it may also invest in all other securities allowed in the Fund. These holdings may contribute more than 25% of the Fund’s risk allocation.
The Fund uses derivatives in an  attempt to manage short-term volatility, mitigate risk and/or improve returns under certain market conditions. To execute this derivatives strategy, the Fund (either directly or through its subsidiary in the case of commodity exposure) invests in long and/or short positions in exchange-traded futures and/or currency forward contracts across a variety of asset classes, which include, but are not limited to, stocks, bonds, commodities, and currencies.
Multi-Asset Funds13

Principal Investment Risks
Because the Fund invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies, the following principal risks include those risks that result from the Fund’s investment in the master portfolio. In this section, references to the Fund should be read to include the Fund and the master portfolio, as appropriate.
The Fund’s performance will not correlate perfectly with that of the master portfolio due to the impact of the Fund’s fees and expenses and to the timing and magnitude of cash flows into and out of the Fund, which will create cash balances that cause the Fund’s performance to deviate from the performance of the master portfolio.
An investment in the Fund may lose money,  is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Commodities Risk. The value of commodities and commodity-linked derivative investments will generally be affected by overall market movements, foreign currency exchange rates, commodity index volatility and changes in interest rates, as well as factors specific to a particular industry or commodity. Commodities investments may also be more volatile and less liquid than other types of investments.
Inflation-Indexed Debt Securities Risk. The principal value of an inflation-indexed debt security is periodically adjusted according to the rate of inflation and, as a result, the value of a Fund’s yield and return will be affected by changes in the rate of inflation.
Subsidiary Risk. The value of a Fund’s investment in its Cayman Islands subsidiary may be adversely impacted by the risks associated with the underlying derivatives investments of the subsidiary. In addition, changes in the laws or regulations of the United States or the Cayman Islands, under which the Fund and the subsidiary, respectively, are organized, could result in the inability of the Fund or the subsidiary to continue to operate as described in the prospectus and could negatively affect the Fund and its shareholders.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
14Multi-Asset Funds

Foreign Currency  Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. A Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions,  techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value and become less liquid when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of rising interest rates. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. When interest rates decline or are low, the prepayment of mortgages or assets underlying such securities can reduce a Fund’s returns.
Real Estate Securities Risk. Real estate securities are subject to risks from decreases in the values of underlying real estate assets and the income derived from such assets, changes in interest rates, issuer management, macroeconomic developments, government regulation and social and economic trends. The value of certain real estate securities may also be affected by local, regional and general market conditions.
Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.
Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.
Multi-Asset Funds15

Performance
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at www.allspringglobal.com.

Calendar Year Total Returns for Class A as of 12/31 each year (Returns do not reflect sales charges and would be lower if they did)
Highest Quarter: June 30, 2020	+6.14%
Lowest Quarter: June 30, 2022	-7.08%
Year-to-date total return as of June 30, 2026 is +12.07%

Average Annual Total Returns for the periods ended 12/31/2025 (returns reflect applicable sales charges)
	INCEPTION DATE OF SHARE CLASS	1 YEAR	5 YEAR	10 YEAR
Class A (before taxes)	2/28/2003	5.91%	3.15%	3.91%
Class A (after taxes on distributions)	2/28/2003	4.63%	1.66%	2.77%
Class A (after taxes on distributions and the sale of Fund Shares)	2/28/2003	3.51%	1.75%	2.53%
Class R6 (before taxes)[1]	10/31/2016	11.27%	4.50%	4.77%
Institutional Class (before taxes)[2]	10/31/2016	11.21%	4.43%	4.72%
Real Return Blended Index (reflects no deduction for fees, expenses, or taxes)[3]		11.49%	3.85%	4.46%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		17.15%	13.15%	14.29%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.30%	-0.36%	2.01%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the former Administrator Class shares, and is not adjusted to reflect the Class R6 expenses. If these expenses had been included, returns for the Class R6 shares would be higher.
2.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the former Administrator Class shares, and includes the higher expenses applicable to the former Administrator Class shares.
3.	Source: Allspring Funds Management, LLC. Performance shown for the Real Return Blended Index since December 1, 2023 reflects a weighting of: 40% S&P 500 Index, 35% Bloomberg U.S. TIPS Index and 25% Bloomberg U.S. Aggregate Bond Index. Performance shown prior to December 1, 2023 reflects a weighting of: 100% Bloomberg U.S. TIPS Index. You cannot invest directly in an index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown for only one class of shares. After-tax returns for any other class will vary.
16Multi-Asset Funds

Fund Management

MANAGER	SUB-ADVISER[1]	PORTFOLIO MANAGER, TITLE/MANAGED SINCE[1]
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Petros N. Bocray, CFA, FRM, Portfolio Manager / 2016 David Kowalske, Jr., Portfolio Manager / 2025
	Allspring Global Investments (UK) Limited	Rushabh Amin, Portfolio Manager / 2023 Matthias Scheiber, CFA, Portfolio Manager / 2023
1.	The sub-adviser and portfolio managers listed above are the sub-adviser and portfolio managers of the master portfolio in which the Fund invests substantially all of its assets. The Fund itself does not have a sub-adviser or portfolio managers.
Purchase and Sale of Fund Shares
In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional, or if applicable, your retirement plan sponsor.
Eligibility requirements may vary by class; please see “Share Class Eligibility” in the Prospectus for more information.

	MINIMUM INVESTMENTS	ADDITIONAL INVESTMENTS
Class A	Regular Accounts: $1,000 IRAs, IRA Rollovers, Roth IRAs: $250 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum	Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum
Class R6	Eligible investors are not subject to a minimum initial investment (intermediaries may require different minimum investment amounts)	None (intermediaries may require different minimum additional investment amounts)
Institutional Class	$1 million (this amount may be reduced or eliminated for certain eligible investors)	None
TO BUY OR SELL SHARES
Class A and Institutional Class	Mail: Allspring Funds P.O. Box 219967 Kansas City, MO 64121-9967 Online: www.allspringglobal.com Phone or Wire: 1-800-222-8222
Class R6	Contact your plan sponsor
Tax Information
Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.
Payments to Intermediaries
If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.
Multi-Asset Funds17

Details About the Funds
Absolute Return Fund
Investment Objective
The Fund seeks a positive total return.
The Fund’s Board of Trustees can change this investment objective without a shareholder vote.
Principal Investment Strategies
Under normal circumstances, we invest:

•	Up to 60% of the Fund’s total assets in U.S. and non-U.S. equity, including emerging market equity funds;

•	Up to 60% of the Fund’s total assets in U.S. and non-U.S. fixed income, including emerging market debt funds; and

•	Up to 60% of the Fund’s total assets in alternative investment funds

The Fund is a fund-of-funds that employs a multi-asset, multi-style investment approach by investing in various affiliated mutual funds as well as affiliated and unaffiliated exchange-traded funds. We dynamically allocate investments to various broad asset classes across equity, fixed income, and alternative investments, including commodities, based on our assessment of changing economic, global market, industry, and issuer conditions. Within these asset classes, we utilize an active allocation strategy to diversify the portfolio among investments that provide efficient upside returns while managing downside risk across most market cycles with the goal of generating a positive absolute return over an economic cycle.
Equity holdings are diversified across a wide range of equity funds, including but not limited to funds that invest in U.S. large company securities, U.S. small company securities and international developed and emerging markets. Fixed income holdings are diversified across a wide range of fixed income funds that invest in short- to long-term income-producing securities issued by U.S. and international developed and emerging markets issuers, including but not limited to, U.S. Government obligations, corporate bonds and below investment-grade bonds (often called “high yield” securities or “junk bonds”). Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, risk premia (i.e., sources of excess return which result from systematic risks and/or behavioral biases existing within the financial markets),  managed futures, merger arbitrage, global multi-asset, long-short, market neutral, systematic, or other tactical investment strategies.
The Fund may indirectly gain exposure to commodity-linked derivatives such as commodity forwards, commodity futures, commodity swaps, swaps on commodity futures and other commodity-linked derivative securities through an investment in an affiliated fund.
We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.
18Multi-Asset Funds

Principal Investment Risks
The Fund is primarily subject to the risks mentioned below.

Market Risk Equity Securities Risk Debt Securities Risk Alternative Investment Risk Foreign Investment Risk Emerging Markets Risk Commodities Risk	Derivatives Risk High Yield Securities Risk Management Risk Smaller Company Securities Risk Underlying Funds Risk U.S. Government Obligations Risk
These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.
Multi-Asset Funds19

Asset Allocation Fund
Investment Objective
The Fund seeks long-term total return, consisting of capital appreciation and current income.
The Fund’s Board of Trustees can change this investment objective without a shareholder vote.
Principal Investment Strategies
The Fund is a fund-of-funds that invests in various affiliated mutual funds and exchange-traded funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may invest in Allspring Master Portfolios, in other Allspring Funds, or directly in securities. The Fund is a diversified investment, providing exposure to equity, fixed income and alternative investment strategies. The Fund invests at least 55% and up to 75% of its assets in stock funds and at least 25% and up to 45% of its assets in bond funds.
The Fund may be exposed to any asset class, including, for example,  U.S. and foreign equities (including emerging market equities), U.S. and foreign fixed income securities (including emerging markets fixed income securities), and alternative investments. The Underlying Funds may gain their investment exposures directly or through investment in derivatives.
The Fund will establish long and/or short positions in exchange-traded futures contracts across a variety of asset classes, including, but not limited to, stocks, bonds, and currencies, in an attempt to improve to improve the Fund’s risk/return profile. Dependent upon market conditions, this use of derivatives may increase or decrease exposures to a given asset class.
As part of managing the Fund’s level of risk, both in absolute terms and relative to its benchmark, we may make changes to the allocations among investment styles at any time. We may use cash flows or effect transactions to accomplish these changes.
We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.
Principal Investment Risks
The Fund is primarily subject to the risks mentioned below.

Market Risk Equity Securities Risk Debt Securities Risk Underlying Funds Risk Derivatives Risk Emerging Markets Risk Foreign Currency Contracts Risk Foreign Investment Risk Futures Contracts Risk
  Growth/Value Investing Risk
  High Yield Securities Risk
  Management Risk
  Mortgage- and Asset-Backed Securities Risk
  Options Risk
  Smaller Company Securities Risk
  Swaps Risk
  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.
20Multi-Asset Funds

Real Return Fund
Investment Objective
The Fund seeks  returns that exceed the rate of inflation over the long-term.
The Fund’s Board of Trustees can change this investment objective without a shareholder vote.
Principal Investment Strategies
Under normal circumstances, we invest:

•	up to 70% of the Fund’s total assets in debt obligations;

•	up to 70% of the Fund’s total assets in equity securities; and

•	up to 25% of the Fund’s total assets in commodities.

The Fund is a feeder fund that invests substantially all of its assets in the Real Return Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Allspring Funds, or directly in a portfolio of securities.
We utilize an active allocation strategy to diversify the portfolio across various investments, assets and sectors, in an attempt to generate a real return (a return in excess of the rate of inflation) over an economic cycle, consistent with an appropriate level of risk. We dynamically allocate investments to various broad asset classes across debt, equity and commodities based on our assessment of changing economic, global market, industry, and issuer conditions.
We may invest up to 70% of the Fund’s total assets in debt obligations including but not limited to, inflation-indexed debt securities, corporate-issued debt, mortgage- and asset-backed securities, bank loans and government obligations. These securities may have fixed, floating or variable rates. We may invest up to 20% of the Fund’s total assets in below investment-grade debt obligations, often called “high yield securities” or “junk bonds”. We do not manage the portfolio to a specific maturity or duration. We may use futures contracts to manage or adjust duration and yield curve exposure, as well as to manage risk or to enhance return.
We may invest up to 70% of the Fund’s total assets in equity securities, including but not limited to, common stock, preferred stock and real estate investment trusts (“REITs”), of domestic and foreign issuers of any market capitalization. We may invest in derivatives, such as futures and swaps, that have similar economic or financial characteristics of any security described above.
We may invest up to 25% of the Fund’s total assets in the common or preferred stock of a subsidiary of the Fund that typically invests directly or indirectly in commodity-linked derivatives such as commodity forwards, commodity futures, commodity swaps, swaps on commodity futures and other commodity-linked derivative securities; it may also invest in all other securities allowed in the Fund. These holdings may contribute more than 25% of the Fund’s risk allocation.
The Fund uses derivatives in an  attempt to manage short-term volatility, mitigate risk and/or improve returns under certain market conditions. To execute this derivatives strategy, the Fund (either directly or through its subsidiary in the case of commodity exposure) invests in long and/or short positions in exchange-traded futures and/or currency forward contracts across a variety of asset classes, which include, but are not limited to, stocks, bonds, commodities, and currencies.
We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.
Multi-Asset Funds21

Principal Investment Risks
The Fund is primarily subject to the risks mentioned below.

Market Risk Debt Securities Risk Equity Securities Risk Commodities Risk Inflation-Indexed Debt Securities Risk Subsidiary Risk Derivatives Risk Foreign Currency Contracts Risk Foreign Investment Risk
  Futures Contracts Risk
  High Yield Securities Risk
  Loan Risk
  Management Risk
  Mortgage- and Asset-Backed Securities Risk
  Real Estate Securities Risk
  Smaller Company Securities Risk
  Swaps Risk
  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.
22Multi-Asset Funds

Description of Principal Investment Risks
Understanding the risks involved in fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The risks that are most likely to have a material effect on a particular Fund  as a whole are called “principal risks.” The principal risks for  each  Fund have been previously identified and are described below (in alphabetical order). Additional information about the principal risks is included in the Statement of Additional Information.
Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in  non-traditional investments such as commodities,  or following risk premia, managed futures, merger arbitrage, global multi-asset, long-short, market neutral, systematic or other tactical investment strategies, may involve complex securities types or transactions and extensive short positions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with the strategies.  The performance of alternative investments generally is not intended to correlate closely with more traditional investments but they may still decline in value when equity or fixed income markets, or both, decline, or may not otherwise perform as expected. Alternative investments can be highly volatile, may be less liquid, and are generally more complex and less transparent than traditional investments.
Commodities Risk. The value of commodities and commodity-linked derivative investments will generally be affected by overall market movements, foreign currency exchange rates, commodity index volatility and changes in interest rates, as well as factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Investments in commodities may subject a Fund to greater volatility than investments in traditional securities. Such investments can also present risks associated with transportation and delivery, custody, and storage and maintenance. Commodities investments may also be less liquid than other types of investments.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the
Multi-Asset Funds23

use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Foreign Currency  Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes. The Fund’s gains from positions in foreign currency contracts may accelerate and/or lead to recharacterization of the Fund’s income or gains and its distributions to shareholders. The Fund’s losses from such positions may also lead to recharacterization of the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Futures  Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Inflation-Indexed Debt Securities Risk. The principal value of an inflation-indexed debt security is periodically adjusted according to the rate of inflation and, as a result, a Fund’s yield and return will be affected by changes in the rate of inflation. If the reference inflation index rate falls, the principal value of an inflation-indexed debt security will decline, which will cause the value of the Fund’s shares and the amount of interest payable on such security to be reduced.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the
24Multi-Asset Funds

borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options.
Real Estate Securities Risk. Investments in real estate securities are subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating costs, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the 1940 Act.
Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories,
Multi-Asset Funds25

limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.
Subsidiary Risk. The value of a Fund’s investment in its Cayman Islands subsidiary may be adversely impacted by the risks associated with the underlying derivatives investments of the subsidiary. In addition, changes in the laws or regulations of the United States or the Cayman Islands, under which the Fund and the subsidiary, respectively, are organized, could result in the inability of the Fund or the subsidiary to continue to operate as described in the prospectus and could negatively affect the Fund and its shareholders.
Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.
Underlying Funds Risk. The risks associated with a Fund include the risks related to each Underlying Fund in which the Fund invests. To the extent that an Underlying Fund actively trades its securities, the Fund will experience the consequences of a higher-than-average portfolio turnover rate, such as increased trading expenses and higher short-term capital gains. Investments in the Fund result in your incurring higher expenses than if you were to invest directly in the Underlying Funds in which the Fund invests.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.
Additional Performance Information
The following table lists the Funds’ Regulatory and Strategy Benchmarks which are shown in the Average Annual Total Returns Table in the section entitled “Performance” in the Fund Summary. A Fund’s Regulatory Benchmark is a broad-based index that represents the overall securities markets relative to the Fund’s asset category while the Fund’s Strategy Benchmark is most closely aligned with the Fund’s investment universe based on its investment strategy. In some instances, a Fund’s Regulatory and Strategy Benchmarks may be the same and, in some instances, a Fund may have more than one Regulatory Benchmark. In addition, the Average Annual Total Returns Table for a Fund may also show performance for certain secondary strategy benchmarks which are not included in the table below.

FUND	REGULATORY BENCHMARK	STRATEGY BENCHMARK
Absolute Return Fund	MSCI ACWI Index (Net) Bloomberg Global Aggregate Index Hedged (USD)	Absolute Return Blended Index
Asset Allocation Fund	MSCI ACWI Index (net) Bloomberg U.S. Aggregate Bond Index	Asset Allocation Blended Index
Real Return Fund	Russell 3000® Index Bloomberg U.S. Aggregate Bond Index	Real Return Blended Index
Portfolio Holdings Information
A description of the Allspring Funds’ policies and procedures with respect to disclosure of the Funds’  portfolio holdings is available in the Funds’ Statement of Additional Information.
26Multi-Asset Funds

Pricing  Fund Shares
A  Fund’s  net asset value (“NAV”) is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although  a  Fund may deviate from this calculation time under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. The most recent NAV for each class of a Fund is available at allspringglobal.com. To calculate the NAV of  a  Fund’s shares, the  Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however, under unusual or unexpected circumstances, a  Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that  a  Fund’s assets are traded in various markets on days when the  Fund is closed, the value of the  Fund’s assets may be affected on days when you are unable to buy or sell  Fund shares. Conversely, trading in some of  a  Fund’s assets may not occur on days when the  Fund is open.
With respect to  a  Fund’s assets invested directly in securities, the  Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.
Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
With respect to any portion of a Fund’s assets that may be invested in other investment companies, the value of the Fund’s shares is based on the NAV of the shares of the other investment companies in which the Fund invests. The valuation methods used by investment companies in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.
We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value as of the time  a  Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price are made available, but before the time as of which a  Fund calculates its NAV, that materially affects the value of the security. We may use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.
The fair value of  a  Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the  Fund’s Board of Trustees. Pursuant to such policies and procedures, the Board has appointed the Manager as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Manager has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund  could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.
Multi-Asset Funds27

Management of the Funds
The Manager
Allspring Funds Management, LLC (“Allspring Funds Management”), headquartered at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, provides advisory and Fund-level administrative services to the Funds pursuant to an interim investment management agreement (the “Management Agreement”). Allspring Funds Management is a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. Allspring Funds Management is a registered investment adviser that provides advisory services for a family of U.S. registered mutual funds, closed-end funds, and exchange-traded funds and several managed account programs.
Allspring Funds Management is responsible for implementing the investment objectives and strategies of the Funds. Allspring Funds Management’s investment professionals review and analyze the Funds’ performance, including relative to peer funds, and monitor the  Funds’ compliance with  their investment objectives and strategies. Allspring Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Funds. When appropriate, Allspring Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Allspring Funds Management also communicates with shareholders and intermediaries about Fund performance and features.
Allspring Funds Management is also responsible for providing Fund-level administrative services to the Funds, which include, among others, providing such services in connection with the Funds’ operations; developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the  Funds’ investment objectives, policies and restrictions; and providing any other  Fund-level administrative services reasonably necessary for the operation of the  Funds, other than those services that are provided by the  Funds’  transfer and dividend disbursing agent, custodian, and fund accountant.
To assist Allspring Funds Management in implementing the investment objectives and strategies of the Funds, Allspring Funds Management may contract with one or more sub-advisers to provide day-to-day portfolio management services to the Funds. Allspring Funds Management employs a team of investment professionals who identify and recommend the initial hiring of any sub-adviser and oversee and monitor the activities of any sub-adviser on an ongoing basis. Allspring Funds Management retains overall responsibility for the investment activities of the Funds.
A discussion regarding the basis for the Board’s approval of the  Management Agreement  and any applicable sub-advisory agreements for  each  Fund  is available in the  Fund’s Form N-CSR filing for the period ended October 31st.
For  each  Fund’s most recent fiscal year end, the  management fee paid to Allspring Funds Management  pursuant to the Management Agreement, net of any applicable waivers and reimbursements, was as follows:

Management Fees Paid
As A % OF AVERAGE DAILY NET ASSETS
Absolute Return Fund	0.22%
Asset Allocation Fund	0.27%
Real Return Fund[1]	0.18%
1.	Reflects the fees charged by Allspring Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.
28Multi-Asset Funds

The Sub-Advisers and Portfolio Managers
The following Sub-Advisers and portfolio managers provide day-to-day portfolio management services to the Funds (and with respect to Real Return Fund, the master portfolio in which the Fund invests substantially all of its assets). These services include making purchases and sales of securities and other investment assets for the Funds, selecting broker-dealers, negotiating brokerage commission rates and maintaining portfolio transaction records. With respect to the Real Return Fund, the portfolio managers named below are the members of the Multi-Asset Solutions team who are primarily responsible for the oversight of the master portfolio in which the Fund invests substantially all of its assets. These portfolio managers establish and monitor the strategic and tactical allocations for such master portfolio and focus on cash flow management, portfolio construction, investment strategy selection, and risk management. The Sub-Advisers are compensated for their services by Allspring Funds Management from the fees Allspring Funds Management receives for its services as Manager to the Funds. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
Allspring Global Investments, LLC (“Allspring Investments”), is a registered investment adviser located at  1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring Investments, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings,  LLC, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including investment companies.

Petros N. Bocray, CFA, FRM Absolute Return Fund Asset Allocation Fund Real Return Fund
Mr. Bocray joined Allspring Investments or one of its predecessor firms in 2006, where he currently serves as a Portfolio Manager for the Multi-Asset team. Prior to joining the Multi-Asset team, he held a similar role with the Quantitative Strategies group at Allspring Investments where he co-managed several of the team’s portfolios.

David Kowalske, Jr. Absolute Return Fund Asset Allocation Fund Real Return Fund
Mr. Kowalske joined Allspring Investments or one of its predecessor firms in 2014, where he currently serves as a Portfolio Manager for the Multi-Asset team. Prior to joining Allspring Investments, Mr. Kowalske worked as an Investment Analyst at Fidelity’s Global Asset Allocation Division.

Randy Rennicke, CFA Asset Allocation Fund
Mr. Rennicke joined Allspring Investments or one of its predecessor firms in 2011, where he currently serves as a Portfolio Manager for the Multi-Asset team. Prior to joining Allspring Investments, Mr. Rennicke worked as a client service consultant at Wells Fargo Funds Distributor.

Allspring Global Investments (UK) Limited (“Allspring (UK)”), is a registered investment adviser located at 30 Cannon Street, Third Floor, London, EC4M 6XH. Allspring (UK), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings,  LLC, provides investment advisory services to banking or thrift institutions, investment companies, pension and profit sharing plans, corporations, and state or municipal government entities.

Rushabh Amin Absolute Return Fund Asset Allocation Fund Real Return Fund
Mr. Amin joined Allspring (UK) or one of its predecessor firms in 2019, where he currently serves as a Senior Portfolio Manager for the Multi-Asset Solutions team. Prior to joining Allspring (UK), Mr. Amin  was an Analyst in the Multi-Asset and Macro team at Aviva Investors.

Matthias Scheiber, CFA Absolute Return Fund Real Return Fund	Mr. Scheiber joined Allspring (UK) or one of its predecessor firms in 2018, where he currently serves as Head of the Multi-Asset Solutions team.
Multi-Asset Funds29

Multi-Manager Arrangement
The  Funds and Allspring Funds Management  have obtained an exemptive order from the SEC that permits Allspring Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Allspring Funds Management  or the  Funds, as well as sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management  or of a company that wholly owns Allspring Funds Management. In addition, the SEC staff, pursuant to no-action relief, has extended multi-manager relief to any affiliated sub-adviser, such as affiliated sub-advisers that are not wholly-owned subsidiaries of Allspring Funds Management  or of a company that wholly owns Allspring Funds Management, provided certain conditions are satisfied (all such sub-advisers covered by the order or relief, “Multi-Manager Sub-Advisers”).
As such, Allspring Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order or relief. Allspring Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for a Fund pursuant to the order or relief, the Fund is required to notify shareholders within 90 days. The  Funds  are not required to disclose the individual fees that Allspring Funds Management  pays to a Multi-Manager Sub-Adviser.
30Multi-Asset Funds

Account Information
Share Class Eligibility
Please see the section entitled “Purchase and Sale of Fund Shares” in the Fund Summary for a schedule of minimum investment amounts. Purchases made through a customer account at an intermediary may be subject to different minimum investment amounts. Please contact your financial professional for additional information. The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any  non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.
We allow reduced minimum initial and subsequent investment amounts if you sign up for an automatic investment plan. For additional information regarding available automatic plans, please see the section entitled “Account Policies” below.
You may be eligible to invest in one or more of these other classes of shares. Each share class bears varying expenses and may differ in other features. Consult your financial professional for more information regarding a Fund’s available share classes.
Class R6. Shares are generally available for employer sponsored retirement and benefit plans and through intermediaries for the accounts of their customers to certain institutional and fee-based investors, and in each case, only if a dealer agreement is in place with Allspring Funds Distributor,  LLC to offer Class R6 shares. The following investors may purchase Class R6 shares:

•
Employer sponsored retirement plans held in plan level or omnibus accounts, including but not limited to: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans;

•	Employee benefit plan programs;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee where omnibus accounts are held on the books of the Fund;

•
Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services where omnibus accounts are held on the books of the Fund;

•	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

•	Funds of funds, including those managed by Allspring Funds Management;

•
Institutional investors purchasing shares through an intermediary where omnibus accounts are held on the books of the Fund including trust departments, insurance companies, foundations, local, city, and state governmental institutions, private banks, endowments, non-profits, and charitable organizations;

•
Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform.

Administrator Class. Shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Allspring Funds Management. The following investors may purchase Administrator Class shares and are not subject to a minimum initial investment amount except, as noted below:

•	Employee benefit plan programs;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee;

•	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services;

•	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

•	Internal Revenue Code Section 529 college savings plan accounts;

•	Funds of funds, including those advised by Allspring Funds Management;

•	Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

Multi-Asset Funds31

•	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

•	Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund;

•	Certain investors and related accounts as detailed in the Statement of Additional Information; and

•	Individual investors who purchase through an intermediary-sponsored self-directed brokerage account program that may or may not charge transaction fees.

Eligibility requirements for Administrator Class shares may be modified or discontinued at any time.
Institutional Class. Shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Allspring Funds Management. The following investors may purchase Institutional Class shares and are not subject to a minimum initial investment amount except as noted below:

•	Employee benefit plan programs;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee;

•	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services;

•	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

•	Internal Revenue Code Section 529 college savings plan accounts;

•	Funds of funds, including those advised by Allspring Funds Management;

•	Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

•	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

•	Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund;

•	Certain investors and related accounts as detailed in the Statement of Additional Information;

•
Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform;

•	Current and retired employees, directors/trustees and officers of:

•	Allspring Funds (including any predecessor funds);

•	Allspring Global Investments Holdings, LLC and its affiliates; and

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing; and

•	Current employees of:

•	a Fund’s sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

Eligibility requirements for Institutional Class shares may be modified or discontinued at any time.
Share Class Features
You should review the “Reductions and Waivers of Sales Charges” section of the Prospectus before choosing which share class to buy. Information regarding sales charges, breakpoint levels, reductions and waivers is also available free of charge on our website at www.allspringglobal.com.   You also should review your Fund’s table of Annual Fund Operating Expenses, as other fees and expenses may vary by class. You may wish to discuss your choice of share class with your financial professional.
Class A Shares Sales Charges
If you choose to buy Class A shares, you will pay the public offering price which is the  NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the public offering price is lower for these purchases. The dollar amount of the sales charge is the difference between the public offering price of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. As described below, existing holdings may count towards meeting the breakpoint
32Multi-Asset Funds

level applicable to an additional purchase. Because of rounding in the calculation of the public offering price, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Class A Shares Sales Charge Schedule for the Absolute Return Fund and Asset Allocation Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED	COMMISSION PAID TO INTERMEDIARY AS % OF PUBLIC OFFERING PRICE
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%[1]	0.00%	1.00%[2]
1.	If you redeem Class A shares purchased at or above the $1,000,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers”).
2.	The commission paid to an Intermediary on purchases above the $1,000,000 breakpoint level is inclusive of the first year’s shareholder servicing fee.

Class A Shares Sales Charge Schedule for the Real Return Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED	COMMISSION PAID TO INTERMEDIARY AS % OF PUBLIC OFFERING PRICE
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 and over	0.00%[1]	0.00%	1.00% of first $2,500,000; plus 0.75% of next $2,500,000; plus 0.50% thereafter[2]
1.	If you redeem Class A shares purchased at or above the $500,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers”).
2.	The commission paid to an Intermediary on purchases above the $500,000 breakpoint level is inclusive of the first year’s shareholder servicing fee.
Class C Shares Sales Charges
Class C shares have a purchase maximum not to equal or exceed $1,000,000. If you choose Class C shares, you buy them at NAV and the Fund’s distributor pays sales commissions of up to 1.00% of the purchase price to the intermediary. These commissions include an advance of the first year’s distribution and shareholder servicing fee. If you redeem your shares within one year from the date of purchase, you will pay a CDSC of 1.00%. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). You will not be assessed a CDSC on Class C shares you redeem that were purchased with reinvested distributions. Class C share exchanges will not trigger a CDSC and the new shares received in the exchange will continue to age according to the original shares’ CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.
Class C Shares Conversion Feature
Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class
Multi-Asset Funds33

C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may apply depending on your intermediary.
Reductions and Waivers of Sales Charges
If your class has sales charges, you should consider whether you are eligible for any of the reductions or waivers of sales charges discussed below when you are deciding which share class to buy. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC  waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial professional at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A for information on intermediaries that currently have different policies and procedures regarding the availability of sales charge reductions and waivers.
In addition, consult the section entitled “Additional Purchase and Redemption Information” in the Statement of Additional Information for further details regarding reductions and waivers of sales charges, which we may change from time to time.
We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders. If you own Fund shares as part of another account, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account, which may supersede the terms described here. Contact your financial professional for further information.
Front-End Sales Charge Reductions
You may be eligible for a reduction in the front-end sales charge applicable to purchases of Class A shares under the following circumstances:

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See “Class A Shares Sales Charges” above.

•
By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint level within the next 13 months in one or more Allspring Funds. Purchases made prior to signing the LOI as well as reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales charge you paid and the sales charge you should have paid. Otherwise, we will release the escrowed shares to you when you have invested the agreed upon amount.

•
Rights of Accumulation (“ROA”) allow you to aggregate Class A, Class A2, and Class C shares of any Allspring Fund already owned (excluding Allspring money market fund shares, unless you notify us that you previously paid a sales charge on those assets) in order to reach breakpoint levels and to qualify for sales charge reductions on subsequent purchases of Class A shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class A2 and Class C shares of any Allspring Fund already owned and adding the dollar amount of your current purchase. The following table provides information about the types of accounts that can and cannot be aggregated to  qualify for sales charge reductions:

CAN THIS TYPE OF ACCOUNT BE AGGREGATED?	YES	NO
Individual accounts	✔
Joint accounts	✔
UGMA/UTMA accounts	✔
Trust accounts over which the shareholder has individual or shared authority	✔
Solely owned business accounts	✔
Traditional and Roth IRAs	✔
SEP IRAs	✔
SIMPLE IRAs[1]	✔
Group Retirement Plans		✔
1.	SIMPLE IRAs established using Allspring Funds plan agreements may aggregate at the plan level for purposes of establishing eligibility for sales charge reductions. When plan assets in a Fund’s Class A and Class C shares (excluding Allspring money market
34Multi-Asset Funds

fund shares) reach a breakpoint level, all plan participants benefit from the reduced sales charge on subsequent purchases in the plan. However, participant accounts in these plans cannot be aggregated with personal accounts to further reduce sales charges. Other types of SIMPLE IRAs may not aggregate at the plan level for purposes of establishing eligibility for sales charge reductions on subsequent purchases in the plan but plan participants may aggregate their SIMPLE IRA accounts with other personal accounts in order to benefit from sales charge reductions.
Based on the above chart, if you believe that you own shares in one or more accounts that can be aggregated with your current purchase to reach a sales charge breakpoint level, you must, at the time of your purchase specifically identify those shares to your financial professional or the Fund’s transfer agent. Only balances currently held entirely either in accounts with the Funds or, if held in an account through an intermediary, at the same firm through which you are making your current purchase, will be eligible to be aggregated with your current purchase for determining your Class A sales charge. For an account to qualify for a sales charge reduction, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other shares for purposes of receiving a sales charge reduction.
Front-End Sales Charge Waivers
If you fall into any of the following categories, you can buy Class A shares without a front-end sales charge:

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•
You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares of the same Fund within 90 days of the date of redemption. The purchase must be made back into the same account. Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to exercise this provision for the first 30 days after your redemption. Systematic transactions through the automatic investment plan, the automatic exchange plan and the systematic withdrawal plan are excluded from these provisions.

•	Current and retired employees, directors/trustees and officers of:

•	Allspring Funds (including any predecessor funds);

•	Allspring Global Investments Holdings, LLC and its affiliates; and

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing.

•	Current employees of:

•	the Fund’s transfer agent;

•	broker-dealers who act as selling agents;

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing; and

•	a Fund’s sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

•	Qualified registered investment advisers who buy through an intermediary who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A purchases.

•	Insurance company separate accounts.

•	Funds of Funds, subject to review and approval by Allspring Funds Management.

•
Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, Keogh plans, individual 401(k) plans, individual 403(b) plans as well as shares held in commission-based broker-dealer accounts do not qualify under this waiver.

•	Investors who purchase shares that are to be included in certain “wrap accounts,” including such specified investors who trade through an omnibus account maintained with a Fund by an intermediary.

•
Investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the Fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.

CDSC Waivers

•	You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

•
We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or required minimum distributions from traditional IRAs and certain other retirement plans due to the shareholder reaching a qualified age based on applicable IRS regulations.. (See your retirement plan information for details or contact your retirement plan administrator.)

•	We waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability, as defined by applicable IRS regulation, suffered after purchasing shares.

Multi-Asset Funds35

•	We waive the CDSC for redemptions made at the direction of Allspring Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

•	We waive the CDSC for Class C shares redeemed by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

Compensation to Financial Professionals and Intermediaries
Distribution Plan
Each  Fund has adopted a distribution plan (12b-1 Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), for the classes indicated below. The 12b-1 Plan authorizes the Fund to make payments for services and activities that are primarily intended to result in the sale of Fund shares and to reimburse expenses incurred in connection with such services and activities. The 12b-1 Plan provides that, to the extent any shareholder servicing payments are deemed to be payments for the financing of any activity primarily intended to result in the sale of Fund shares, such payments are deemed to have been approved under the 12b-1 Plan. Under the 12b-1 Plan, fees are paid up to the following amounts:

FUND	C
Absolute Return Fund	0.75%
Asset Allocation Fund	0.75%
These fees are paid out of the relevant Class’s assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.
Shareholder Servicing Plan
Each Fund has adopted a shareholder servicing plan (“Servicing Plan”). The Servicing Plan authorizes the Fund to enter into agreements with the Fund’s distributor, manager, or any of their affiliates to provide or engage other entities to provide certain shareholder services, including establishing and maintaining shareholder accounts, processing and verifying purchase, redemption and exchange transactions, and providing such other shareholder liaison or related services as may reasonably be requested. Under the Servicing Plan, fees are paid up to the following amounts:

FUND	A	C	ADMINISTRATOR
Absolute Return Fund	0.25%	0.25%	-
Asset Allocation Fund	0.25%	0.25%	0.25%
Real Return Fund	0.25%	-	-
Additional Payments to Financial Professionals and Intermediaries
In addition to dealer reallowances and payments made by certain classes of  each Fund for distribution and shareholder servicing, the Fund’s manager, the distributor or their affiliates make additional payments (“Additional Payments”) to certain financial professionals and intermediaries for selling shares and providing shareholder services, which include broker-dealers and 401(k) service providers and record keepers. These Additional Payments, which may be significant, are paid by the Fund’s manager, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from Fund fees.
In return for these Additional Payments,  each Fund’s manager and distributor expect the Fund to receive certain marketing or servicing considerations that are not generally available to mutual funds whose sponsors do not make such payments. Such considerations are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the intermediary’s clients (sometimes referred to as “Shelf Space”); access to the intermediary’s financial professionals; and/or the ability to assist in training and educating the intermediary’s financial professionals.
The Additional Payments may create potential conflicts of interest between an investor and a financial professional or intermediary who is recommending or making available a particular mutual fund over other mutual funds. Before investing, you are urged to consult with your financial professional and review carefully any disclosure by the intermediary as to what compensation the intermediary receives from mutual fund sponsors, as well as how your financial professional is compensated.
The Additional Payments are typically paid in fixed dollar amounts, based on the number of customer accounts maintained by an intermediary, or based on a percentage of sales and/or assets under management, or a combination
36Multi-Asset Funds

of the above. The Additional Payments are either up-front or ongoing or both and differ among intermediaries. In a given year, Additional Payments to an intermediary that is compensated based on its customers’ assets typically range between 0.02% and 0.25% of assets invested in a Fund by the intermediary’s customers. Additional Payments to an intermediary that is compensated based on a percentage of sales typically range between 0.10% and 0.25% of the gross sales of a Fund attributable to the financial intermediary.
More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Allspring Funds website at www.allspringglobal.com.
No compensation is paid to intermediaries from Fund assets on sales of Class R6 shares or for related services. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to intermediaries to assist in, or in connection with, the sale of Fund shares. Neither the manager, the distributor nor their affiliates make any type of administrative or service payments to intermediaries in connection with investments in Class R6 shares.
Buying and Selling Fund Shares
For more information regarding buying and selling Fund shares, please visit www.allspringglobal.com. You may buy (purchase) and sell (redeem) Fund shares as outlined in the table below.
Eligible retirement plans may make Class R6  shares available to plan participants by contacting certain intermediaries that have dealer agreements with the distributor. These entities may impose transaction charges. Plan participants may purchase shares through their retirement plan’s administrator or record-keeper by following the process outlined in the terms of their plan.
Redemption requests received by a retirement plan’s administrator or record-keeper from the plan’s participants will be processed according to the terms of the plan’s account with its intermediary. Plan participants should follow the process for selling fund shares outlined in the terms of their plan.

	OPENING AN ACCOUNT	ADDING TO AN ACCOUNT OR SELLING FUND SHARES
Through Your Financial Professional	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.
Through Your Retirement Plan	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.
Online	New accounts cannot be opened online. Contact your financial professional or retirement plan administrator, or refer to the section on opening an account by mail.
Visit www.allspringglobal.com.

Online transactions are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Telephone	Call Investor Services at 1-800-222-8222. Available only if you have another Allspring Fund account with your bank information on file.
Call Investor Services at 1-800-222-8222.

Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail. For joint accounts, telephone requests generally require only one of the account owners to call unless you have instructed us otherwise.

Multi-Asset Funds37

	OPENING AN ACCOUNT	ADDING TO AN ACCOUNT OR SELLING FUND SHARES
By Mail
Complete an account application and submit it according to the instructions on the application.
Account applications are available online at www.allspringglobal.com or by calling Investor Services at 1-800-222-8222.

Send the items required under “Requests in Good Order” below to:
Regular Mail
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Overnight Only
Allspring Funds
801 Pennsylvania Ave, STE 219967
Kansas City, MO 64105-1307

Requests in “Good Order”. All purchase and redemption requests must be received in “good order.” This means that a request generally must include:

•	The Fund name(s), share class(es) and account number(s);

•	The amount (in dollars or shares) and type (purchase or redemption) of the request;

•	If by mail, the signature of each registered owner as it appears in the account application;

•	For purchase requests, payment of the full amount of the purchase request (see “Payment” below);

•	For redemption requests, a Medallion Guarantee if required (see “Medallion Guarantee” below); and

•	Any supporting legal documentation that may be required.

Purchase and redemption requests in good order will be processed at the next NAV calculated after the Fund’s transfer agent or an authorized intermediary1 receives your request. If your request is not received in good order, additional documentation may be required to process your transaction. We reserve the right to waive any of the above requirements.
1.	The Fund’s shares may be purchased through an intermediary that has entered into a dealer agreement with the Fund’s distributor. The Fund has approved the acceptance of a purchase or redemption request effective as of the time of its receipt by such an authorized intermediary or its designee, as long as the request is received by one of those entities prior to the Fund’s closing time. These intermediaries may charge transaction fees. We reserve the right to adjust the closing time in certain circumstances.
Medallion Guarantee. A Medallion Guarantee is only required for a mailed redemption request under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption request exceeds $100,000 and is to be paid to a bank account that is not currently on file with Allspring Funds or if all of the owners of your Allspring Fund  account are not included in the registration of the bank account provided; or (3) if the redemption request proceeds are to be paid to a third party. In addition, for your security, redemptions, or distributions to a new or modified bank account will require your signature to be Medallion Signature Guaranteed if requested within 15 days of the bank addition or modification.  You can get a Medallion Guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.
Payment. Payment for Fund shares may be made as follows:

By Wire
Purchases into a new or existing account may be funded by using the following wire instructions:

State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Allspring Funds
(Name of Fund, Account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account or as included in your account application.

By Check	Make checks payable to Allspring Funds.
By Exchange	Identify an identically registered Allspring Fund account from which you wish to exchange (see “Exchanging Fund Shares” below for restrictions on exchanges).
By Electronic Funds Transfer (“EFT”)	Additional purchases for existing accounts may be funded by EFT using your linked bank account.
All payments must be in U.S. dollars, and all checks and EFTs must be drawn on U.S. banks. You will be charged a $25.00 fee for every check or EFT that is returned to us as unpaid.
38Multi-Asset Funds

Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a linked bank account, or by wire to a linked bank account. Please call Investor Services at 1-800-222-8222 regarding the requirements for linking bank accounts or for wiring funds. Under normal circumstances, we expect to meet redemption requests either by using uninvested cash or cash equivalents or by using the proceeds from the sale of portfolio securities, at the discretion of the portfolio manager(s). The Allspring Funds may also borrow through a bank line of credit for the purpose of meeting redemption requests, although we do not expect to draw funds from this source on a regular basis. In lieu of making cash payments, we reserve the right to determine in our sole discretion, including under stressed market conditions, whether to satisfy one or more redemption requests by making payments in securities. In such cases, we may meet all or part of a redemption request by making payment in securities (“redemptions in-kind”) equal in value to the amount of the redemption payable to you as permitted under the1940 Act, and the rules thereunder, in which case the redeeming shareholder should expect to incur transaction costs upon the disposition of any securities received. Generally, such redemptions in-kind will be effected through a pro rata distribution of all portfolio securities in the relevant Fund, except that cash will be paid for that portion of the in-kind distribution that would be represented by certain assets.
Timing of Redemption Proceeds. We normally will send out redemption proceeds within one business day after we accept your request to redeem. We reserve the right to delay payment for up to seven days. If you wish to redeem shares purchased by check, by EFT or through the Automatic Investment Plan within seven days of purchase, you may be asked to resubmit your redemption request if your payment has not yet cleared. Payment of redemption proceeds may be delayed for longer than seven days under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.
Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for redeeming shares provided by the product or plan. There may be special requirements that supersede or are in addition to the requirements in this Prospectus.
Exchanging Fund Shares
Exchanges between two funds involve two transactions: (1) the redemption of shares of one fund; and (2) the purchase of shares of another. In general, the same rules and procedures described under “Buying and Selling Fund Shares” apply to exchanges. There are, however, additional policies and considerations you should keep in mind while making or considering an exchange:

•
In general, exchanges may be made between like share classes of any fund in the Allspring Funds complex offered to the general public for investment (i.e., a fund not closed to new accounts), with the following exceptions: (1) Class A shares of non-money market funds may also be exchanged for Service Class shares of any retail or government money market fund; (2) Service Class shares may be exchanged for Class A shares of any non-money market fund; and (3) no exchanges are allowed into institutional money market funds.

•
If you make an exchange between Class A shares of a money market fund or Class A2 or Class A shares of a non-money market fund, you will buy the shares at the public offering price of the new fund, unless you are otherwise eligible to buy shares at NAV.

•
Same-fund exchanges between share classes are permitted subject to the following conditions: (1) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange; (2) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; and (3) for non-money market funds, in order to exchange into Class A shares, the shareholder must be able to qualify to purchase Class A shares at NAV based on current Prospectus guidelines.

•
An exchange request will be processed on the same business day, provided that both funds are open at the time the request is received. If one or both funds are closed, the exchange will be processed on the following business day.

•	You should carefully read the Prospectus for the Fund into which you wish to exchange.

•	Every exchange involves redeeming fund shares, which may produce a capital gain or loss for tax purposes.

•
If you are making an initial investment into a fund through an exchange, you must exchange at least the minimum initial investment amount for the new fund, unless your balance has fallen below that amount due to investment performance.

•
If you are making an additional investment into a fund that you already own through an exchange, you must exchange at least the minimum subsequent investment amount for the fund you are exchanging into.

•
Class A and Class C share exchanges will not trigger a CDSC. The new shares received in the exchange will continue to age according to the original shares’ CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

Multi-Asset Funds39

Generally, we will notify you at least 60 days in advance of any changes in the above exchange policies.
Frequent Purchases and Redemptions of Fund Shares
Allspring Funds reserves the right to reject any purchase or exchange order for any reason. If a shareholder redeems $20,000 or more (including redemptions that are part of an exchange transaction) from a Covered Fund (as defined below), that shareholder is “blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption.
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.
Allspring Funds, other than the Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund (“Ultra-Short Funds”) and the money market funds, (the “Covered Funds”), and any exchange-traded class of a Fund (an “ETF Class”). The Covered Funds are not designed to serve as vehicles for frequent trading. The Covered Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Covered Fund shareholders. The Board has approved the Covered Funds’ policies and procedures, which provide, among other things, that Allspring Funds Management  may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Covered Fund by increasing expenses or lowering returns. In this regard, the Covered Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Covered Fund shareholders. Allspring Funds Management  monitors available shareholder trading information across all Covered Funds on a daily basis. If a shareholder redeems $20,000 or more (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is “blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

•	Money market funds;

•	Ultra-Short Funds;

•	ETF Classes;

•	Dividend reinvestments;

•
Systematic investments or exchanges where  the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

•
Rebalancing transactions within certain asset allocation or “wrap” programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Allspring Funds Management;

•	Rebalancing transactions by an institutional client of Allspring Funds Management or its affiliate following a model portfolio offered by Allspring Funds Management or its affiliate;

•	Transactions initiated by a “fund of funds” or Section 529 Plan into an underlying fund investment;

•	Permitted exchanges between share classes of the same Fund;

•
Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans;

•	Purchases below $20,000 (including purchases that are part of an exchange transaction); and

•	Purchases effected in connection with in-kind redemptions in accordance with the Funds’ Policies and Procedures for Disclosure of Fund Portfolio Holdings.

The money market funds and the Ultra-Short Funds. Because the money market funds and Ultra-Short Funds are often used for short-term investments, they are designed to accommodate more frequent purchases and redemptions than the Covered Funds. As a result, the money market funds and Ultra-Short Funds do not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the money
40Multi-Asset Funds

market funds or Ultra-Short Funds or their shareholders. Although the money market funds and Ultra-Short Funds do not prohibit frequent trading, Allspring Funds Management  will seek to prevent an investor from utilizing the money market funds and Ultra-Short Funds to facilitate frequent purchases and redemptions of shares in the Covered Funds in contravention of the policies and procedures adopted by the Covered Funds.
ETF Classes. ETF Classes. Because purchases and redemptions of shares of an ETF Class occur in the secondary market on an exchange (other than those purchases and redemptions by a financial institution with a right to create and redeem shares directly with the ETF Class), the Funds with an ETF Class do not anticipate that frequent purchases and redemptions of shares of an ETF Class in the secondary market on an exchange, under normal circumstances, will have significant adverse consequences to the Funds or their shareholders.
All Allspring Funds. In addition, Allspring Funds Management  reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Allspring Funds Management  or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.
In the event that an asset allocation or “wrap” program is unable to implement the policy outlined above, Allspring Funds Management  may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Allspring Funds Management  with specific information regarding its program and ongoing information about its program upon request.
A financial intermediary through whom an investor may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Allspring Funds Management and discussed in the applicable Fund’s  Prospectus.  Allspring Funds Management  may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Allspring Funds Management reasonably believes that the intermediary’s policies and procedures effectively discourage disruptive trading activity. If an investor purchases Fund shares through a financial intermediary, the investor should be instructed to contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to the investor’s account.
Account Policies
All Share Classes
Advance Notice of Large Transactions.  We strongly urge you to make all purchases and  redemptions  of Fund shares as early in the day as possible and to notify us or your intermediary at least one day in advance of transactions in Fund shares in excess of $1 million. This will help us manage the Funds most effectively. When you give this advance notice, please provide your name and account number.
Householding. To help keep Fund expenses low, a single copy of a Prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a Prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your financial professional.
Transaction Authorizations.  We may accept telephone, electronic, and clearing agency transaction instructions from anyone who represents that he or she is a shareholder and provides reasonable confirmation of his or her identity. Neither we nor Allspring Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our website, we may assign personal identification numbers (PINs) and you will need to create a login ID and password for account access. To safeguard your account, please keep these credentials confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your online access credentials.
Identity Verification.  We are required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, we will not be able to open your account. In the rare event that we are unable to verify your identity as required by law, we reserve the right to redeem your account at the current  NAV  of the Fund’s shares. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.
Right to Freeze Accounts, Suspend Account Services or Reject or Terminate an Investment. We reserve the right, to the extent permitted by law and/or regulations, to freeze any account or suspend account services when we have
Multi-Asset Funds41

received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when we believe a fraudulent transaction may occur or has occurred. Additionally, we reserve the right to reject any purchase or exchange request and to terminate a shareholder’s investment, including closing the shareholder’s account.
Retail Classes, Administrator Class and Institutional Class
Retirement Accounts. We offer a variety of retirement account types for individuals and small businesses. There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information about the retirement accounts listed below, including any distribution requirements, call Investor Services at 1-800-222-8222. For retirement accounts held directly with a Fund, certain fees may apply, including an annual account maintenance fee.
The retirement accounts available for individuals and small businesses are:

•	Individual Retirement Accounts, including Traditional IRAs and Roth IRAs.

•	Small business retirement accounts, including Simple IRAs and SEP IRAs.

Small Account Redemptions. We reserve the right to redeem accounts that have values that fall below a Fund’s minimum initial investment amount due to shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account value above the Fund’s minimum initial investment amount. Please call Investor Services at 1-800-222-8222 or contact your financial professional for further details.
Retail Classes
Automatic Plans. These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. It generally takes about ten business days to establish a plan once we have received your instructions and it generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan — With this plan, you can regularly purchase shares of a Allspring Fund with money automatically transferred from a linked bank account.

•
Automatic Exchange Plan — With this plan, you can regularly exchange shares of a Allspring Fund you own for shares of another Allspring Fund. See the section “Exchanging Fund Shares” of this Prospectus for the policies that apply to exchanges. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan — With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must request a minimum redemption of $100;

•	must have your distributions reinvested; and

•
may not simultaneously participate in the Automatic Investment Plan, except for investments in a Money Market Fund or an Ultra Short-Term Bond Fund (Ultra Short-Term Income Fund or Ultra Short-Term Municipal Income Fund).

•
Payroll Direct Deposit Plan — With this plan, you may regularly transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

42Multi-Asset Funds

Distributions
We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income (interest and dividends, less expenses) and realized net capital gains (realized whenever the Fund sells securities for higher prices than it paid for them), if any, at the frequency described below. Please note that to the extent a Fund sells securities to meet redemption requests from Fund shareholders, including redemption requests related to share class conversions or exchanges, such sales may result in increased capital gains distributions to other Fund shareholders who remain invested in the Fund.
The Funds, except Real Return Fund, generally make distributions of any net investment income and any realized net capital gains at least annually.  Real Return Fund declares distributions of any net investment income quarterly, and pays such distributions quarterly. Real Return Fund generally makes distributions of any realized net capital gains annually.  Please note, distributions have the effect of reducing the NAV per share by the amount distributed.  Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.
We offer the following distribution options  for all classes except Class R6. For Class R6 shareholders, please contact your institution for distribution options.
To change your current option for payment of distributions, please call Investor Services at 1-800-222-8222.

•
Automatic Reinvestment Option—Allows you to use distributions to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

•
Check Payment Option—Allows you to receive distributions via checks mailed to your address of record or to another name and address which you have specified in written instructions. A Medallion Guarantee may also be required. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•
Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through EFT. The bank account must be linked to your Allspring Fund account. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•
Directed Distribution Purchase Option—Allows you to buy shares of a different Allspring Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to use this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum investment amounts in both Funds prior to using this option.

You are eligible to earn distributions beginning on the business day after the Fund’s transfer agent or an authorized intermediary receives your purchase request in good order.
Multi-Asset Funds43

Other Information
Taxes
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.
The Fund elected to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gains, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gains, if any, generally will be taxable to you as long-term capital gains. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on qualified dividend income, if any, distributed by the Fund.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.
Individual taxpayers are subject to a maximum tax rate of 37% on ordinary income and a maximum tax rate on long-term capital gains and qualified dividends of 20%. For U.S. individuals with income exceeding certain threshold amounts, a 3.8% Medicare contribution tax will apply on “net investment income,” including interest, dividends, and capital gains. Corporations are subject to tax on all income and gains at a tax rate of 21%. However, a RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders.
Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.
If you buy shares of a Fund at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, a subsequent distribution to you may, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.
Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.
When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.
If you invest in the Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax advisor. Please see the Statement of Additional Information for additional federal income tax information.
44Multi-Asset Funds

Financial Highlights
The following tables  are  intended to help you understand a Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in  each Fund (assuming reinvestment of all distributions). The information in the following  tables  has been derived from the  Funds’ financial statements which  have been audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s filing on Form  N-CSR, a copy of which is available upon request.
Absolute Return Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30
CLASS A	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.38	$10.87	$10.32	$10.20	$11.07
Net investment income	0.33 [1]	0.27 [1]	0.56 [1]	0.24 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	2.29	0.37	0.29	0.11	(0.70)
Total from investment operations	2.62	0.64	0.85	0.35	(0.53)
Distributions to shareholders from
Net investment income	(0.22)	(1.13)	(0.30)	(0.23)	(0.34)
Net asset value, end of period	$12.78	$10.38	$10.87	$10.32	$10.20
Total return[2]	25.59%	5.89%	8.28%	3.55%	(4.89)%
Ratios to average net assets (annualized)
Gross expenses	0.70% *	0.71% *	0.70% *,^	0.71% ^	0.70% ^
Net expenses	0.70% *	0.70% *	0.70% *,^	0.70% ^	0.70% ^
Net investment income	2.98%	2.40%	5.25%	2.36%	1.62%
Supplemental data
Portfolio turnover rate	38%	43%	47%	8%	6%
Net assets, end of period (000s omitted)	$203,870	$198,294	$232,308	$285,240	$325,369
*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2026	0.22%
Year ended April 30, 2025	0.24%
Year ended April 30, 2024	0.04%
^	Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%
1	Calculated based upon average shares outstanding
2	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
Multi-Asset Funds45

Absolute Return Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30
CLASS C	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.70	$11.17	$10.51	$10.22	$10.90
Net investment income	0.25 [1]	0.19 [1]	0.46 [1]	0.13 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	2.37	0.39	0.33	0.16	(0.67)
Total from investment operations	2.62	0.58	0.79	0.29	(0.61)
Distributions to shareholders from
Net investment income	(0.14)	(1.05)	(0.13)	0.00	(0.07)
Net asset value, end of period	$13.18	$10.70	$11.17	$10.51	$10.22
Total return[2]	24.64%	5.10%	7.47%	2.84%	(5.59)%
Ratios to average net assets (annualized)
Gross expenses	1.45% *	1.45% *	1.44% *,^	1.45% ^	1.43% ^
Net expenses	1.45% *	1.45% *	1.44% *,^	1.45% ^	1.43% ^
Net investment income	2.17%	1.63%	4.24%	1.34%	0.61%
Supplemental data
Portfolio turnover rate	38%	43%	47%	8%	6%
Net assets, end of period (000s omitted)	$9,383	$12,639	$18,352	$30,295	$58,948
*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2026	0.22%
Year ended April 30, 2025	0.24%
Year ended April 30, 2024	0.04%
^	Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%
1	Calculated based upon average shares outstanding
2	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
46Multi-Asset Funds

Absolute Return Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30
CLASS R6	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.41	$10.90	$10.35	$10.23	$11.10
Net investment income	0.38 [1]	0.32 [1]	0.70 [1]	0.19 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	2.30	0.37	0.21	0.21	(0.70)
Total from investment operations	2.68	0.69	0.91	0.40	(0.49)
Distributions to shareholders from
Net investment income	(0.27)	(1.18)	(0.36)	(0.28)	(0.38)
Net asset value, end of period	$12.82	$10.41	$10.90	$10.35	$10.23
Total return[2]	26.15%	6.33%	8.79%	3.99%	(4.50)%
Ratios to average net assets (annualized)
Gross expenses	0.28% *	0.29% *	0.28% *,^	0.27% ^	0.27% ^
Net expenses	0.28% *	0.28% *	0.28% *,^	0.27% ^	0.27% ^
Net investment income	3.43%	2.84%	6.51%	1.89%	1.91%
Supplemental data
Portfolio turnover rate	38%	43%	47%	8%	6%
Net assets, end of period (000s omitted)	$36,048	$33,684	$42,227	$4,057	$10,494
*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2026	0.22%
Year ended April 30, 2025	0.24%
Year ended April 30, 2024	0.04%
^	Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%
1	Calculated based upon average shares outstanding
2	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
Multi-Asset Funds47

Absolute Return Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30
INSTITUTIONAL CLASS	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.42	$10.91	$10.35	$10.23	$11.10
Net investment income	0.37 [1]	0.31 [1]	0.59 [1]	0.26 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	2.31	0.37	0.32	0.13	(0.71)
Total from investment operations	2.68	0.68	0.91	0.39	(0.50)
Distributions to shareholders from
Net investment income	(0.26)	(1.17)	(0.35)	(0.27)	(0.37)
Net asset value, end of period	$12.84	$10.42	$10.91	$10.35	$10.23
Total return[2]	26.09%	6.22%	8.77%	3.97%	(4.59)%
Ratios to average net assets (annualized)
Gross expenses	0.38% *	0.39% *	0.38% *,^	0.38% ^	0.37% ^
Net expenses	0.33% *	0.33% *	0.33% *,^	0.33% ^	0.33% ^
Net investment income	3.35%	2.76%	5.58%	2.56%	1.90%
Supplemental data
Portfolio turnover rate	38%	43%	47%	8%	6%
Net assets, end of period (000s omitted)	$205,232	$237,033	$355,795	$734,148	$922,867
*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2026	0.22%
Year ended April 30, 2025	0.24%
Year ended April 30, 2024	0.04%
^	Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%
1	Calculated based upon average shares outstanding
2	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
48Multi-Asset Funds

Asset Allocation Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30			YEAR ENDED MAY 31
CLASS A	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$14.23	$14.07	$12.54	$13.56	$16.90	$13.57
Net investment income	0.28 [2]	0.25 [2]	0.21 [2]	0.20 [2]	0.18 [2]	0.18 [2]
Payment from affiliate	0.00	0.00	0.00	0.00	0.00	0.00 [3]
Net realized and unrealized gains (losses) on investments	2.72	1.09	1.32	(0.43)	(1.20)	3.75
Total from investment operations	3.00	1.34	1.53	(0.23)	(1.02)	3.93
Distributions to shareholders from
Net investment income	(0.38)	(0.39)	0.00	(0.30)	(0.18)	(0.41)
Net realized gains	(0.50)	(0.79)	0.00	(0.37)	(2.14)	(0.19)
Tax basis return of capital	0.00	0.00	0.00	(0.12)	0.00	0.00
Total distributions to shareholders	(0.88)	(1.18)	0.00	(0.79)	(2.32)	(0.60)
Net asset value, end of period	$16.35	$14.23	$14.07	$12.54	$13.56	$16.90
Total return[4]	21.54%	9.46%	12.20%	(1.54)%	(7.42)%	29.45% [5]
Ratios to average net assets (annualized) *
Gross expenses	0.85%	1.03%	1.08%	1.11%	1.09%	1.14%
Net expenses	0.84%	0.92%	0.98%	1.04%	1.04%	1.04%
Net investment income	1.83%	1.67%	1.71%	1.60%	1.15%	1.19%
Supplemental data
Portfolio turnover rate[6]	64%	111%	104%	106%	111%	137%
Net assets, end of period (000s omitted)	$1,209,338	$1,116,183	$1,157,318	$1,095,066	$1,272,420	$1,542,707
*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended April 30, 2026	0.10%
Year ended April 30, 2025	0.27%
Year ended April 30, 2024[1]	0.32%
Year ended May 31, 2023	0.35%
Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
1	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2	Calculated based upon average shares outstanding
3	Amount is less than $0.005.
4	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
5	For year ended May 31, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
6	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
Multi-Asset Funds49

Asset Allocation Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30			YEAR ENDED MAY 31
CLASS C	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$14.28	$14.12	$12.66	$13.34	$16.60	$13.01
Net investment income	0.17 [2]	0.14 [2]	0.12 [2]	0.11 [2]	0.06 [2]	0.06 [2]
Payment from affiliate	0.00	0.00	0.00	0.00	0.00	0.17
Net realized and unrealized gains (losses) on investments	2.72	1.09	1.34	(0.42)	(1.18)	3.54
Total from investment operations	2.89	1.23	1.46	(0.31)	(1.12)	3.77
Distributions to shareholders from
Net investment income	(0.26)	(0.28)	0.00	0.00	0.00	0.00
Net realized gains	(0.50)	(0.79)	0.00	(0.25)	(2.14)	(0.18)
Tax basis return of capital	0.00	0.00	0.00	(0.12)	0.00	0.00
Total distributions to shareholders	(0.76)	(1.07)	0.00	(0.37)	(2.14)	(0.18)
Net asset value, end of period	$16.41	$14.28	$14.12	$12.66	$13.34	$16.60
Total return[3]	20.63%	8.62%	11.53%	(2.34)%	(8.08)%	29.19% [4]
Ratios to average net assets (annualized) *
Gross expenses	1.60%	1.77%	1.83%	1.85%	1.83%	1.89%
Net expenses	1.59%	1.67%	1.72%	1.79%	1.78%	1.79%
Net investment income	1.08%	0.92%	0.97%	0.83%	0.38%	0.43%
Supplemental data
Portfolio turnover rate[5]	64%	111%	104%	106%	111%	137%
Net assets, end of period (000s omitted)	$12,365	$13,115	$18,069	$18,774	$31,038	$52,586
*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended April 30, 2026	0.10%
Year ended April 30, 2025	0.27%
Year ended April 30, 2024[1]	0.32%
Year ended May 31, 2023	0.35%
Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.39%
1	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2	Calculated based upon average shares outstanding
3	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
4	For year ended May 31, 2021, the Fund received a payment from an affiliate which had a 1.29% impact on the total return.
5	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
50Multi-Asset Funds

Asset Allocation Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30			YEAR ENDED MAY 31
ADMINISTRATOR CLASS	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$14.80	$14.58	$12.97	$13.89	$17.25	$13.75
Net investment income	0.32 [2]	0.28 [2]	0.24 [2]	0.23 [2]	0.21 [2]	0.21 [2]
Payment from affiliate	0.00	0.00	0.00	0.00	0.00	0.12
Net realized and unrealized gains (losses) on investments	2.83	1.14	1.37	(0.31)	(1.22)	3.81
Total from investment operations	3.15	1.42	1.61	(0.08)	(1.01)	4.14
Distributions to shareholders from
Net investment income	(0.39)	(0.41)	0.00	(0.33)	(0.21)	(0.45)
Net realized gains	(0.50)	(0.79)	0.00	(0.39)	(2.14)	(0.19)
Tax basis return of capital	0.00	0.00	0.00	(0.12)	0.00	0.00
Total distributions to shareholders	(0.89)	(1.20)	0.00	(0.84)	(2.35)	(0.64)
Net asset value, end of period	$17.06	$14.80	$14.58	$12.97	$13.89	$17.25
Total return[3]	21.74%	9.62%	12.41%	(0.39)% [4]	(7.21)%	30.62% [5]
Ratios to average net assets (annualized) *
Gross expenses	0.78%	0.95%	1.00%	1.02%	1.01%	1.06%
Net expenses	0.68%	0.75%	0.76%	0.86%	0.86%	0.87%
Net investment income	1.99%	1.84%	1.79%	1.78%	1.32%	1.36%
Supplemental data
Portfolio turnover rate[6]	64%	111%	104%	106%	111%	137%
Net assets, end of period (000s omitted)	$139,746	$127,283	$130,116	$12,949	$18,332	$25,026
*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended April 30, 2026	0.10%
Year ended April 30, 2025	0.27%
Year ended April 30, 2024[1]	0.32%
Year ended May 31, 2023	0.35%
Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
1	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2	Calculated based upon average shares outstanding
3	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
4	During the year ended May 31, 2023, the Fund received payments from a service provider which had a 1.28% impact on the total return.
5	For year ended May 31, 2021, the Fund received a payment from an affiliate which had a 0.90% impact on the total return.
6	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
Multi-Asset Funds51

Asset Allocation Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30			YEAR ENDED MAY 31
INSTITUTIONAL CLASS	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$14.31	$14.15	$12.57	$13.60	$16.94	$13.61
Net investment income	0.34 [2]	0.30 [2]	0.25 [2]	0.25 [2]	0.24 [2]	0.24
Net realized and unrealized gains (losses) on investments	2.73	1.09	1.33	(0.44)	(1.20)	3.74
Total from investment operations	3.07	1.39	1.58	(0.19)	(0.96)	3.98
Distributions to shareholders from
Net investment income	(0.43)	(0.44)	0.00	(0.35)	(0.24)	(0.46)
Net realized gains	(0.50)	(0.79)	0.00	(0.37)	(2.14)	(0.19)
Tax basis return of capital	0.00	0.00	0.00	(0.12)	0.00	0.00
Total distributions to shareholders	(0.93)	(1.23)	0.00	(0.84)	(2.38)	(0.65)
Net asset value, end of period	$16.45	$14.31	$14.15	$12.57	$13.60	$16.94
Total return[3]	21.94%	9.75%	12.57%	(1.21)%	(7.10)%	29.76%
Ratios to average net assets (annualized) *
Gross expenses	0.53%	0.71%	0.76%	0.78%	0.76%	0.81%
Net expenses	0.52%	0.60%	0.66%	0.71%	0.71%	0.71%
Net investment income	2.15%	2.00%	2.04%	1.92%	1.48%	1.52%
Supplemental data
Portfolio turnover rate[4]	64%	111%	104%	106%	111%	137%
Net assets, end of period (000s omitted)	$181,108	$160,946	$164,736	$167,088	$218,479	$266,822
*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended April 30, 2026	0.10%
Year ended April 30, 2025	0.27%
Year ended April 30, 2024[1]	0.32%
Year ended May 31, 2023	0.35%
Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
1	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2	Calculated based upon average shares outstanding
3	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
4	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
52Multi-Asset Funds

Real Return Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30			YEAR ENDED MAY 31
CLASS A	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$10.35	$9.50	$9.60	$10.35	$10.93	$10.22
Net investment income	0.23 [2]	0.25 [2]	0.30 [2]	0.40 [2]	0.56 [2]	0.22
Net realized and unrealized gains (losses) on investments	2.10	0.84	(0.12)	(0.72)	(0.60)	0.70
Total from investment operations	2.33	1.09	0.18	(0.32)	(0.04)	0.92
Distributions to shareholders from
Net investment income	(0.29)	(0.24)	(0.28)	(0.43)	(0.54)	(0.21)
Net asset value, end of period	$12.39	$10.35	$9.50	$9.60	$10.35	$10.93
Total return[3]	22.91%	11.58%	1.95%	(3.10)%	(0.52)%	9.10%
Ratios to average net assets (annualized) *
Gross expenses	0.98%	1.09%	1.12%	1.09%	1.07%	1.29%
Net expenses	0.77%	0.76%	0.76%	0.78%	0.78%	0.78%
Net investment income	2.00%	2.47%	3.45%	4.12%	5.13%	2.09%
Supplemental data
Portfolio turnover rate[4]	59%	61%	47%	22%	31%	20%
Net assets, end of period (000s omitted)	$35,961	$15,327	$11,592	$12,861	$17,713	$13,825
*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.40%
Year ended April 30, 2025	0.39%
Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
1	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2	Calculated based upon average shares outstanding
3	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
4	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
Multi-Asset Funds53

Real Return Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30			YEAR ENDED MAY 31
CLASS R6	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$10.48	$9.62	$9.72	$10.47	$11.05	$10.33
Net investment income	0.27 [2]	0.29 [2]	0.32 [2]	0.46 [2]	0.63 [2]	0.29
Net realized and unrealized gains (losses) on investments	2.14	0.85	(0.11)	(0.74)	(0.63)	0.69
Total from investment operations	2.41	1.14	0.21	(0.28)	0.00	0.98
Distributions to shareholders from
Net investment income	(0.33)	(0.28)	(0.31)	(0.47)	(0.58)	(0.26)
Net asset value, end of period	$12.56	$10.48	$9.62	$9.72	$10.47	$11.05
Total return[3]	23.47%	11.95%	2.24%	(2.68)%	(0.15)%	9.52%
Ratios to average net assets (annualized) *
Gross expenses	0.61%	0.72%	0.77%	0.71%	0.68%	0.85%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.41%	2.82%	3.67%	4.68%	5.68%	2.70%
Supplemental data
Portfolio turnover rate[4]	59%	61%	47%	22%	31%	20%
Net assets, end of period (000s omitted)	$76,173	$48,787	$31,768	$15,796	$14,282	$36,202
*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.39%
Year ended April 30, 2025	0.39%
Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
1	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2	Calculated based upon average shares outstanding
3	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
4	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
54Multi-Asset Funds

Real Return Fund
For a share outstanding throughout each period

	YEAR ENDED APRIL 30			YEAR ENDED MAY 31
INSTITUTIONAL CLASS	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$10.48	$9.62	$9.71	$10.47	$11.05	$10.33
Net investment income	0.26 [2]	0.29 [2]	0.34 [2]	0.44 [2]	0.63 [2]	0.26
Net realized and unrealized gains (losses) on investments	2.13	0.85	(0.12)	(0.74)	(0.64)	0.71
Total from investment operations	2.39	1.14	0.22	(0.30)	(0.01)	0.97
Distributions to shareholders from
Net investment income	(0.32)	(0.28)	(0.31)	(0.46)	(0.57)	(0.25)
Net asset value, end of period	$12.55	$10.48	$9.62	$9.71	$10.47	$11.05
Total return[3]	23.31%	11.89%	2.30%	(2.83)%	(0.19)%	9.46%
Ratios to average net assets (annualized) *
Gross expenses	0.66%	0.76%	0.80%	0.76%	0.74%	0.95%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	2.28%	2.81%	3.80%	4.42%	5.76%	2.37%
Supplemental data
Portfolio turnover rate[4]	59%	61%	47%	22%	31%	20%
Net assets, end of period (000s omitted)	$104,509	$33,648	$21,418	$36,525	$43,796	$10,787
*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.40%
Year ended April 30, 2025	0.39%
Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
1	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2	Calculated based upon average shares outstanding
3	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
4	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
Multi-Asset Funds55

Appendix A - Sales Charge Reductions and Waivers for Certain Intermediaries
Merrill Lynch
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
56Multi-Asset Funds

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
On or about May 1, 2026, assets not held at Merrill will no longer be included in the  ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
On or about May 1, 2026, Merrill will no longer accept new  LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Ameriprise Financial
Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
• Transaction size breakpoints, as described in this prospectus or the SAI.
• Rights of accumulation (ROA), as described in this prospectus or the SAI.
• Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
• shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder
• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
• redemptions made in connection with a return of excess contributions from an IRA account
• shares purchased through a Right of Reinstatement (as defined above)
• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Multi-Asset Funds57

Morgan Stanley
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing  and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares or Class A2 shares, as applicable, of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Morgan Stanley, on your behalf, can convert Class A shares of the Allspring Ultra Short-Term Income Fund and the Allspring Ultra Short-Term Municipal Income Fund to Class A2 shares of the same funds, without a sales charge and on a tax free basis.

Raymond James
Shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this Prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
58Multi-Asset Funds

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
Breakpoints as described in this Prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott, LLC
Shareholders purchasing  Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end sales charge[1] waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge[1] discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent
Breakpoints as described in this Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

1.	Also referred to as an “initial sales charge.”
Multi-Asset Funds59

Edward Jones
Policies Regarding Transactions Through Edward Jones
Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Allspring Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints available at Edward Jones Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Allspring Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
The employer maintaining a  SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
If the employer maintaining a  SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate.    This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

Shares purchased in an Edward Jones fee-based program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
  The redemption and repurchase occur in the same account.
  The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion,  recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

60Multi-Asset Funds

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

The death or disability of the shareholder.
Systematic withdrawals with up to 10% per year of the account value.
Return of excess contributions from an Individual Retirement Account (IRA).
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
Shares exchanged in an Edward Jones fee-based program.
Shares acquired through NAV reinstatement.
Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones:
Minimum Purchase Amounts • Initial purchase minimum: $250 • Subsequent purchase minimum: none
Minimum Balances
• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
o A fee-based account held on an Edward Jones platform
o A 529 account held on an Edward Jones platform
o An account with an active systematic investment plan or LOI

Exchanging Share Classes • At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
Multi-Asset Funds61

Robert W. Baird & Co.
Shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
Shares purchased within 90 days following a redemption from an Allspring Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this prospectus.
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Allspring assets held by accounts within the purchaser’s household at Baird.    Eligible Allspring assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Allspring through Baird, over a 13-month period of time.
62Multi-Asset Funds

Oppenheimer & Co., Inc.
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.
Shares purchased through an Oppenheimer affiliated investment advisory program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus.
Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

J.P.  Morgan
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
Shares purchased through rights of reinstatement.
Multi-Asset Funds63

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
Breakpoints as described in the prospectus.
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Stifel
Shareholders purchasing or holding Allspring Fund shares, including existing fund shareholders, through a  Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of Accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Allspring Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
64Multi-Asset Funds

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Allspring Funds.
Shares purchased from the proceeds of redeemed shares of Allspring Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

Shares from rollovers into Stifel from retirement plans to IRAs.
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Purchases of Class 529-A shares through a rollover from another 529 plan.
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
Shares acquired through a right of reinstatement.
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Wells Fargo Advisors
Effective April 1, 2026, Clients of Wells Fargo Advisors1 purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
  Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered  NAV.
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Multi-Asset Funds65

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
  Shares purchased through a rollover from another 529 plan.
  Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts.
Wells Fargo Advisors Clients, purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts, will follow the following aggregation rules for breakpoint discounts:
  Effective April 1, 2026,  SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
  Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
  Gift of shares will not be considered when determining breakpoint discounts.

66Multi-Asset Funds

FOR MORE INFORMATION
More information on a Fund is available free upon request,  including the following documents:
Statement of Additional Information (“SAI”)
Supplements the disclosures made by this Prospectus. The  SAI, which has been filed with the SEC, is  incorporated by reference into this Prospectus and  therefore is legally part of this Prospectus.
Annual/Semi-Annual Reports and Long Form Financial Statements
Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in the annual and semi-annual long form financial statements filed on Form  N-CSR. In the Fund’s annual report,  you will find a discussion of the market conditions and  investment strategies that significantly affected the Fund’s  performance during its last fiscal year.
To obtain copies of the above documents or for more information about Allspring Funds, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-800-260-5969
By mail:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Online:
www.allspringglobal.com
From the SEC:
Visit the EDGAR Database on the SEC’s website at sec.gov.
To obtain information for a fee, email:
publicinfo@sec.gov

The Allspring Funds are distributed by
Allspring Funds Distributor,  LLC, a member of FINRA.

© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.	PRO3355 09-26 ICA Reg. No. 811-09253

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Real Return Fund (the “Fund”)

At a meeting held August 17-19, 2026, the Board of Trustees of the Fund approved a proposal to disconnect the master-feeder structure under which the Fund invests 100% of its assets in the Allspring Real Return Portfolio. On or about February 5, 2027 (the “Effective Date”), the Fund will begin to invest substantially all of its assets directly in a portfolio of securities. As a result of this change, on the Effective Date, the first paragraph of the Fund’s principal investment strategy will be deleted, and all references to the “master portfolio” or Real Return Portfolio, as applicable, will be removed or replaced with references to the Fund throughout the prospectus, summary prospectus and statement of additional information.

August 20, 2026	SUP1753 08-26

ALLSPRING FUNDS TRUST
PART B
ALLSPRING MULTI-ASSET FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Multi-Asset Funds

FUND/CLASS	A	C	R6	ADMINISTRATOR	INSTITUTIONAL
Allspring Absolute Return Fund	WARAX	WARCX	WARRX	-	WABIX
Allspring Asset Allocation Fund	EAAFX	EACFX	-	EAIFX	EAAIX
Allspring Real Return Fund	IPBAX	-	IPBJX	-	IPBNX
Statement of Additional Information
September 1, 2026
Allspring Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about the above referenced series of the Trust in the Allspring family of funds (each, a “Fund” and collectively, the “Funds”).
This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectus (the “Prospectus”) dated September 1, 2026. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended  April 30, 2026, are hereby incorporated by reference to the Funds’ Form N-CSR filing  dated as of April 30, 2026. The Prospectus and N-CSR filings, as well as the Funds’ annual and semi-annual reports may be obtained free of charge by visiting www.allspringglobal.com, calling 1-800-222-8222 or writing to Allspring Funds, P.O. Box 219967, Kansas City, MO 64121-9967.
SAI3355 09-26

HISTORICAL FUND INFORMATION
The Trust was organized as a Delaware statutory trust on March 10, 1999. On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (the “Board”), approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the “Reorganization”). Prior to November 5, 1999, the effective date of the Reorganization, the  Trust had only nominal assets.
On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II (collectively, “Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.
On February 3, 2004, the Board, and on February 18, 2004, the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC Trust”), approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.
In August and September 2004, the Boards of Directors of the Strong family of funds (“Strong”) and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.
On December 30, 2009, the Board of Trustees of Evergreen Funds (“Evergreen”), and on January 11, 2010, the Board, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Evergreen portfolios and Wells Fargo Advantage Funds portfolios to certain Funds of the Trust. The effective date of the reorganization was July 12, 2010 for certain Evergreen Funds, and July 19, 2010 for the remainder of the Evergreen Funds.
On December 15, 2015, the Wells Fargo Advantage Funds changed its name to the Wells Fargo Funds.
On December 6, 2021, the Wells Fargo Funds changed its name to the Allspring Funds.
The  Absolute Return Fund, a diversified fund, commenced  operations on March 1, 2012.
The Asset Allocation Fund, a diversified fund, commenced  operations on July 19, 2010, as successor to Evergreen Asset Allocation Fund. The predecessor fund was organized as a Delaware statutory trust on September 18, 1997. The predecessor  fund was a series of Evergreen Equity Trust.
The Real Return Fund, a diversified fund, commenced  operations on February 28, 2003. The Fund changed its name from the Inflation-Protected Bond Fund to the Real Return Fund on December 1, 2014.
FUND INVESTMENT POLICIES AND RISKS
Fundamental Investment Policies
Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of the Fund. Each Fund may not:
(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements.
(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;
(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;
(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;
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(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;
(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.
Non-Fundamental Investment Policies
Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Board of Trustees of the Trust (the “Board,” each member thereof, a “Trustee,” and collectively, the “Trustees”)  at any time without approval of such Fund’s shareholders.
(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
(2) Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
(3) Each Fund may invest in financial instruments subject to the Commodity Exchange Act of 1936, as amended (“CEA”), including futures, options on futures, and swaps (“commodity interests”), consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (“SEC”) thereunder or any exemptive orders obtained thereunder, and consistent with investment in commodity interests that would allow the Fund’s investment adviser to claim an exclusion from being a “commodity pool operator” as defined by the CEA.
(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.
(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.
(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).
(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount  to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:
Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.
Further Explanation of Investment Policies
Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.
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With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. With respect to each Fund’s industry classifications, each Fund currently utilizes any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Allspring Funds Management. The policy will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to diversification set forth in (2) above, it is not a violation of a Fund’s fundamental investment policy if, due to market appreciation, a Fund’s existing holdings cause a Fund to become non-diversified, and a Fund is not required to sell securities to get below diversification limits. If a Fund’s holdings cause it to exceed the diversification limits for a period of time, such Fund will be more vulnerable to market or economic events impacting issuers of individual portfolio securities that the Fund holds in excess of 5% than a similar Fund that is invested more broadly.
With respect to repurchase agreements, each Fund invests only in repurchase agreements that are fully  collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of each Fund’s fundamental investment policy with respect to concentration, the Fund does not consider such repurchase agreements to constitute an industry or group of industries because the Fund chooses to look through such securities to the underlying collateral, which is itself excepted from the Fund’s concentration policy.
With respect to the exclusion of investments in other investment companies from the fundamental investment policy regarding concentration, Allspring Funds Management will use reasonable efforts to consider the amount of any one industry represented by the investments held in other investment companies when monitoring a Fund’s compliance with its fundamental investment policy regarding industry concentration.
Additional Approved Investment Strategies and Certain Associated Risks
In addition to the principal investment strategies set forth in the Prospectus(es), the Funds may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Please refer to a Fund’s Prospectuses for information regarding the Fund’s anticipated use of derivatives, if any, as a principal investment strategy. Please note that even if a Fund’s Prospectuses do not currently include information regarding derivatives, or only includes information regarding certain derivative instruments, the Fund may use any of the derivative securities described below, at any time, and to any extent consistent with the Fund’s other principal investment strategies.
DERIVATIVE SECURITIES
Derivatives are financial instruments that derive their value, at least in part, from the value of another security or asset, the level of an index (e.g., the S&P 500 Index) or a rate (e.g., the Euro Interbank Offered Rate (“Euribor”)), or the relative change in two or more reference assets, indices or rates. The most common types of derivatives are forward contracts, futures, options and swap agreements. Some forms of derivative instruments, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges, like the Chicago Board of Trade and the Chicago Mercantile Exchange. These types of derivative instruments are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivative instruments, on the other hand, tend to be more specialized or complex, and may be harder to value. Other common types of derivative instruments include forward foreign currency contracts, linked securities and structured products, participation notes and agreements, collateralized mortgage obligations, inverse floaters, stripped securities, warrants, and swaptions.
A Fund may take advantage of opportunities to invest in a type of derivative that is not presently contemplated for use by the Fund, or that is not currently available, but that may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible. The trading markets for less traditional and/or newer types of derivative instruments are less developed than the markets for traditional types of derivative instruments and provide less certainty with respect to how such instruments will perform in various economic scenarios.
A Fund may use derivative instruments for a variety of reasons, including: i) to employ leverage to enhance returns; ii) to increase or decrease exposure to particular securities or markets; iii) to protect against possible unfavorable changes in the market value of securities held in, or to be purchased for, its portfolio (i.e., to hedge); iv) to protect its unrealized gains reflected in the value of its portfolio; v) to facilitate the sale of portfolio securities for investment purposes; vi) to reduce transaction costs; vii) to manage the effective maturity or duration of its portfolio; and/or viii) to maintain cash reserves while remaining fully invested.
The risks associated with the use of derivative instruments are different from, and potentially much greater than, the risks associated with investing directly in the underlying instruments on which the derivatives are based. The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize derivative
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instruments may depend, in part, upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the sub-adviser incorrectly forecasts such factors and has taken positions in derivatives contrary to prevailing market trends, the Fund could be exposed to additional, unforeseen risks, including the risk of loss.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. The risk of loss is heightened when a Fund uses derivative instruments to enhance its returns or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Additional risks of derivative instruments include, but are not limited to: i) the risk of disruption of a Fund’s ability to trade in derivative instruments because of regulatory compliance problems or regulatory changes; ii) credit risk of counterparties to derivative contracts; and iii) market risk (i.e., exposure to adverse price changes). The possibility of default by the issuer or the issuer’s credit provider may be greater for derivative instruments than for other types of instruments. The sub-adviser utilizes a variety of internal risk management procedures to ensure that derivatives are closely monitored, and that their use is consistent with a particular Fund’s investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.
A hedging strategy may fail if the correlation between the value of the derivative instruments and the other investments in a Fund’s portfolio is not consistent with the sub-adviser’s expectations. If the sub-adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Fund’s portfolio, but the Fund may also lose money on the derivative instrument itself.
In the case of credit derivatives, which are a form of derivative that includes credit default swaps and total return swaps, payments of principal and interest are tied to the performance of one or more reference obligations or assets. The same general risks inherent in derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.
Certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.
The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for a derivative transaction. In addition, some over-the-counter (“OTC”) derivative instruments may be illiquid. Derivative instruments traded in the OTC market are also subject to the risk that the other party will not meet its obligations. The use of derivative instruments may also increase the amount and accelerate the timing of taxes payable by shareholders.
A Fund’s use of derivative instruments also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivative instruments that are not transferable or that do not have active secondary markets.
When a Fund buys or sells a derivative that is cleared through a central clearing party, an initial margin deposit with a future commission merchant (“FCM”) is typically required subject to certain exceptions for uncleared swaps under applicable rules. If the value of a Fund’s derivatives that are cleared through a central clearing party decline, the Fund will be required to make additional “variation margin” payments to the FCM. If the value of a Fund’s derivatives that are cleared through a central clearing party increases, the FCM will be required to make additional “variation margin” payments to the Fund. This process is known as “marking-to-market” and is calculated on a daily basis.
Central clearing arrangements with respect to derivative instruments may be less favorable to the Funds than bilateral arrangements, because the Funds may be required to provide greater amounts of margin for cleared transactions than for bilateral transactions. Also, in contrast to bilateral derivatives transactions, following a period of
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notice to a Fund, a central clearing party generally can require termination of existing cleared transactions at any time or increase margin requirements.
While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to: i) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable; ii) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments; and/or iii) the possible inability of a Fund to close out or liquidate its derivatives positions. Accordingly, there is the risk that such strategies may fail to serve their intended purposes, and may reduce returns or increase volatility. These strategies also entail transactional expenses.
It is possible that current and/or future legislation and regulation with respect to derivative instruments may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. For example, Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Other provisions of the Dodd-Frank Act include: i) position limits that may impact a Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective; ii) capital and margin requirements; and iii) the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. In addition, the SEC, CFTC and exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is subject to modification by government and judicial action. Changes to U.S. tax laws may affect the use of derivatives by the Funds. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding restrictions on the issuance of “senior securities” in the 1940 Act.
Under Rule 18f-4, derivative transactions include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. Unless the Fund is a Limited Derivatives User (as defined in Rule 18f-4), the Fund must comply with the full requirements of Rule 18f-4 with respect to its derivatives transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks.
The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund’s ability to pursue its investment strategies. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Futures Contracts. A futures contract is an agreement to buy or sell a security or other asset at a set price on a future date. An option on a future gives the holder of the option the right, which may or may not be exercised, to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before a specified expiration date. Futures contracts and options on futures are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on such
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contracts is the creditworthiness of the exchange. In addition, futures contracts and options on futures are subject to market risk (i.e., exposure to adverse price changes).
An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.
Futures contracts often call for making or taking delivery of an underlying asset; however, futures are exchange-traded, so that a party can close out its position on the exchange for cash, without ever having to make or take delivery of an asset. Closing out a futures position is affected by purchasing or selling an offsetting contract for the same aggregate amount with the same delivery date; however, there can be no assurance that a liquid market will exist at a time a Fund seeks to close out an exchange-traded position, including options positions.
A Fund may purchase and write call and put options on futures contracts. The holder of an option on a futures contract has the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option. The potential loss related to the purchase of futures options is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of a Fund.
There are several risks associated with the use of futures contracts and options on futures as hedging instruments. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and the securities being hedged. In addition, there are significant differences between securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts for securities, including technical influences in futures and options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities have historically been highly correlated to their respective underlying U.S. Government securities. However, to the extent a Fund enters into such futures contracts, the value of the futures will not fluctuate in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of a futures contract and its respective underlying security may be affected by differences in the nature of their respective markets. The spread may also be affected by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:

•
Storage: Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•
Reinvestment: In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in

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prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

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Other Economic Factors: The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

The requirements for qualification as a regulated investment company may limit the extent to which a Fund may enter into futures and options on futures positions.
Options. A Fund may purchase and sell both put and call options on various instruments, including, but not limited to, fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. A Fund may also write covered straddles consisting of a combination of calls and puts written on the same underlying securities or indices.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by a Fund may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.
A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.
There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The writer of an American option typically has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at
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the exercise price. To the extent a Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.
Foreign Currency Options. Funds that may invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.
Stock Index Options. A Fund may purchase and write (i.e., sell) put and call options on stock indices to gain exposure to comparable market positions in the underlying securities or to manage risk (i.e., hedge) on direct investments in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on stock indices listed on foreign and domestic stock exchanges. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.
There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of a stock index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the stock index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.
Swap Agreements. Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate, among others, each of which may include special features, such as caps, collars and floors.
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Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other.
A Fund may enter into swap agreements for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to engage in short transactions on a basket of securities, or to gain exposure to certain markets in a more cost efficient manner.
OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign (non-U.S.) currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as Euribor, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
A Fund may also enter into combinations of swap agreements in order to achieve certain economic results. For example, a Fund may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Fund would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that a Fund may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.
Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Swap agreements are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, the extent to which a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the sub-adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then a Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral
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because a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by a Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. The sub-adviser will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
The use of swaps is a highly specialized activity that requires investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding, not only of the reference asset, interest rate, or index, but also of the terms of the swap agreement, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination, and because they may have remaining terms of greater than seven days, OTC swap agreements may be considered illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Moreover, like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the sub-adviser attempts to use a swap as a hedge on, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. In addition, because swap transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions (described below) generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.
Many swaps are complex, and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when a Fund enters into an over-the-counter swap with specialized terms, because the market value of a swap, in some cases, is partially determined by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s net asset value.
A Fund also may enter into options to enter into a swap agreement (“swaptions”). These transactions give a party the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Commodity-Linked Swap Agreements. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and more than one exchange of commodities.
In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a base rate such as Euribor, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
A Fund’s ability to invest in commodity-linked swaps may be adversely affected by changes in legislation, regulations or other legally binding authority. Under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must
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derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. The Internal Revenue Service has also issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income with respect to the 90% threshold. As a result, a Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Code and any future legislation or guidance may cause a Fund to fail to qualify as a regulated investment company, which may adversely impact a shareholder’s return. Alternatively, a Fund may forego such investments, which could adversely affect the Fund’s ability to achieve its investment goal.
Credit Default Swap Agreements. A Fund may enter into OTC and cleared credit default swap agreements, which may reference one or more debt securities or obligations that are or are not currently held by a Fund. The protection “buyer” in an OTC credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. Market perceived credit risk increases as spreads widen; market perceived credit risk decreases as spreads narrow. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).
Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, credit default swaps are subject to illiquidity risk and counterparty credit risk (with respect to OTC credit default swaps). A Fund will enter into uncleared credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
Interest Rate Swap Agreements. Interest rate swap agreements may be used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating interest rates on a predetermined specified (notional) amount. The swap agreement’s notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including Euribor, swap rates, Treasury rates and foreign interest rates.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or
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taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments).
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. A Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund typically enters into contracts for differences (and analogous futures positions) when the sub-adviser believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, a Fund will realize a loss, even in circumstances when the securities in both the long and short baskets appreciate in value.
Cross-Currency Swap Agreements. Cross currency swap agreements are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a cross currency swap agreement when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap agreement, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will have to pay in full periodically based upon the currency they have borrowed. Changes in foreign exchange currency rates and changes in interest rates may negatively affect currency swaps.
Volatility, Variance and Correlation Swap Agreements. A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Funds may engage in variance swaps. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates. Certain of the Funds may engage in variance swaps and correlation swaps.
Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts for various investment reasons, including to serve as a substitute for a comparable market position in the underlying securities. A Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in a Fund’s portfolio securities which are the subject of the transaction.
Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the
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liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.
Inverse Floaters. Inverse floaters (also known as “residual interest bonds”) are inverse floating rate debt securities. The interest rate on an inverse floater varies inversely with a floating rate (which may be reset periodically by a “Dutch” auction, a remarketing agent or by reference to a short-term tax-exempt interest rate index). A change in the interest rate on the referenced security or index will inversely affect the rate of interest paid on an inverse floater. That is, income on inverse floating rate debt securities will decrease when interest rates increase, and will increase when interest rates decrease.
Markets for inverse floaters may be less developed and more volatile, and may experience less or varying degrees of liquidity relative to markets for more traditional securities, especially during periods of instability in credit markets. The value of an inverse floater is generally more volatile than that of a traditional fixed-rate bond having similar credit quality, redemption provisions and maturity. Inverse floaters may have interest rate adjustment formulas that generally reduce or, in the extreme cases, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. The value of an inverse floater also tends to fall faster than the value of a fixed-rate bond when interest rates rise, and conversely, the value of an inverse floater tends to rise more rapidly when interest rates fall. Inverse floaters tend to underperform fixed-rate bonds in a rising long-term interest rate environment, but tend to outperform fixed-rate bonds when long-term interest rates decline.
Inverse floaters have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. As a result, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.
A Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a Fund will transfer fixed-rate securities held in the Fund’s portfolio to a trust. The trust then typically issues the inverse floaters and the floating rate notes that are collateralized by the cash flows of the fixed-rate securities. In return for the transfer of the securities to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust.
Inverse floaters are sometimes created by depositing municipal securities in a tender option bond trust (“TOB Trust”). In a tender option bond (“TOB”) transaction, a TOB Trust issues a floating rate certificate (“TOB Floater”) and a residual interest certificate (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed-Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed-Rate Bond. The TOB Trust divides the income stream provided by the Fixed-Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed-Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund.
The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the TOB Residual holder bears substantially all of the underlying Fixed-Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed-Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed-Rate Bonds.
The TOB Residual held by a Fund provides the Fund with the right to: i) cause the holders of the TOB Floater to tender their notes at par; and ii) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed-Rate Bond.
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The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”), as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the Fixed-Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.
Participation Notes. Participation notes (“P-notes”) are participation interest notes that are issued by banks and broker-dealers and are designed to offer a return linked to a particular equity, debt, currency or market. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security, and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the bank or issuing broker-dealer any dividends paid on the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them. As such, a Fund must rely on the creditworthiness of the issuer of a P-note for their investment returns on such P-note, and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.
Stock Index Futures Contracts and Options on Stock Index Futures Contracts. Stock index futures and options on stock index futures provide exposure to comparable market positions in the underlying securities or to manage risk (i.e., hedge) on direct investments in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.
Options on stock index futures give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Synthetic Convertible Securities. Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or a stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition to the general risks of convertible securities and the special risks of enhanced convertible securities, there are risks unique to synthetic convertible securities. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. Exposure to more than one issuer or participant will increase the number of parties upon which the investment depends and the complexity of that investment and, as a result, increase a Fund’s credit risk and valuation risk. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.
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Permitted Investment Activities and Certain Associated Risks
Set forth below are descriptions of permitted investment activities for the Fund (and, with respect to Funds that are fund-of-funds or Funds that invest substantially all of their assets in a master portfolio, permitted investment activities of the underlying funds or master portfolios in which the Funds invest) and certain of their associated risks.  The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Fund may or may not  participate in all of the investment activities described below. In addition, with respect to the Fund, to the extent that an investment activity is described in the Fund’s Prospectus as being part of its principal investment strategy, the information provided below regarding such investment activity is intended to supplement, but not supersede, the information contained in the Prospectus, and the Fund may engage in such investment activity in accordance with the limitations set forth in the Prospectus. To the extent an investment activity is described in this SAI that is not referenced in the Prospectus,  the Fund under normal circumstances will not engage in such investment activity with more than 15% of its assets unless otherwise specified below. Unless otherwise noted or required by applicable law, the percentage limitations included in this SAI apply at the time of purchase of a security.
DEBT SECURITIES
Debt securities include bonds, corporate debt securities and similar instruments, issued by various U.S. and non-U.S. public- or private-sector entities. The issuer of a debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the debt security’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate debt securities will tend to fall when interest rates rise, and rise when interest rates fall. The values of “floating-rate” or “variable-rate” debt securities, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate debt securities. Debt securities may be senior or subordinated obligations. Senior obligations, including certain bonds and corporate debt securities, generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
Debt securities are interest-bearing investments that promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by changes in interest rates than shorter-term securities. The values of debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by a Fund, such as those rated “Baa” or lower by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” or lower by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower-yielding, higher-rated debt securities. A Fund could lose money if the issuer fails to meet its financial obligations. If a security held by a Fund is downgraded, such Fund may continue to hold the security until such time as the Fund’s sub-adviser determines it to be advantageous for the Fund to sell the security. Investing in debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in this section.
Interest rate risk refers to the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase.
A Fund may face a heightened level of interest rate risk during periods when short-term or long-term interest rates rise sharply or in an unanticipated manner. Such interest rates increases may have unpredictable effects on the market and the Fund’s investments, which could cause the Fund to lose money.
Very low or negative interest rates may magnify interest rate risk. Certain countries have at times experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. The prevalence of negatives interest rates may increase or decrease in the future. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. The Fund currently faces a heightened level of interest rate risk. Changes in interest rates may
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occur suddenly and significantly, with unpredictable effects on the market and the Fund’s investments. The Fund may lose money if short-term or long-term interest rates rise sharply or in an unanticipated manner.
A Fund may purchase instruments that are not rated if, as determined by the Fund’s sub-adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s, Fitch or S&P may change as a result of changes in such organizations’ rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.
Certain of the debt obligations a Fund may purchase (including certificates of participation, commercial paper and other short-term obligations) may be backed by a letter of credit from a bank or insurance company. A letter of credit guarantees that payment to a lender will be received on time and for the correct amount, and is typically unconditional and irrevocable. In the event that the indebted party is unable to make payment on the debt obligation, the bank or insurance company will be required to cover the full or remaining amount of the debt obligation.
Corporate debt securities are long and short term fixed-income securities typically issued by businesses to finance their operations. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The rate of interest on a corporate debt security may be fixed, floating, or variable, and could vary directly or inversely with respect to a reference rate. An issuer may have the right to redeem or “call” a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral). Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles.
Asset-Backed Securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, credit card loans, student loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.
While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, especially during periods of high or rising interest rates, causing an extension in the duration of the asset-backed securities. The impact of any prepayments made on the underlying assets may be difficult to predict and may result in greater volatility.
Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.
Asset-backed securities carry additional risks including, but not limited to, the possibility that: i) the creditworthiness of the credit support provider may deteriorate; and ii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.
Money Market Instruments. Money market instruments provide short-term funds to businesses, financial institutions and governments. They are debt instruments issued with maturities of thirteen months or less, and that are
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determined to present minimal credit risk. Because of their short-term maturities and by whom these debt instruments are issued, money market instruments are extremely liquid and provide relatively few risks. Common money market instruments include Treasury bills, certificates of deposit, commercial paper, banker’s acceptances, and repurchase agreements among others.
Adjustable Rate Obligations. Adjustable rate obligations include demand notes, medium term notes, bonds, commercial paper, and certificates of participation in such instruments. The interest rate on adjustable rate obligations may be floating or variable. For certain adjustable-rate obligations, the rate rises and declines based on the movement of a reference index of interest rates and is adjusted periodically according to a specified formula. Adjustable-rate securities generally are less sensitive to interest rate changes, but may lose value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, adjustable-rate securities generally will not increase in value if interest rates decline. When a Fund holds adjustable-rate securities, a reduction in market or reference interest rates will reduce the income received from such securities.
Adjustable-rate obligations include floating- and variable-rate obligations. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals, while the interest rate on floating-rate obligations is adjusted when the rate on the underlying index changes. These obligations typically have long-stated maturities and may have a conditional or unconditional demand feature that permits the holder to demand payment of principal at any time or at specified intervals. Variable-rate demand notes also include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The borrower may have a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. For more information, refer to “Variable Amount Master Demand Notes.”
Some adjustable rate obligations may be secured by letters of credit or other credit support arrangements provided by banks. Such credit support arrangements often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variable rate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements (“SBPAs”). A SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that fail to be remarketed. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider’s obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may fail to perform its obligations.
A Fund may be unable to timely dispose of a variable rate obligation if the issuer defaults and the letter of credit or liquidity facility provider fails to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.
In the case of adjustable-rate securities that are not subject to a demand feature, a Fund is reliant on the secondary market for liquidity. In addition, there generally is no established secondary market for master demand notes because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest in accordance with the terms of the obligations. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV.
Adjustable-rate obligations may or may not be rated by nationally recognized statistical ratings organizations (e.g., Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Group (“S&P”), or Fitch Investors Service, Inc. (“Fitch”)). Adjustable-rate obligations are subject to credit and other risks generally associated with debt securities.
Bank Obligations. Bank obligations include certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the customer to pay the face amount of the instrument upon maturity. Other short-term obligations may include uninsured, direct obligations of the banking institution bearing fixed, floating or variable interest rates.
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The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. New legislation or regulations, or changes in interpretation and enforcement of existing laws or regulations, may affect the manner of operations and profitability of domestic banks. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits.  The distress, impairment, or failure of one or more banking institutions may affect the value of a Fund’s investments. The failure of a banking institution could raise economic concerns over disruption in the industry. There can be no certainty that any actions taken by governments or quasi-governmental organizations will be effective in mitigating the effects of the failure of banking institutions on the economy or restoring public confidence in banking institutions.
In addition, foreign branches of domestic banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.
Banks may be particularly susceptible to certain economic factors, such as interest rate changes or adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Further, the traditional banking industry is experiencing increased competition from alternative types of financial institutions.
Collateralized Debt Obligations (“CDOs”). CDOs pool together assets that generate cash flow, and repackages these pools into discrete tranches that can be sold to investors. CDOs include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CLOs and CBOs are distinguished by their underlying securities. CLOs are securities comprised of bundles of corporate loans; CBOs are securities backed by a collection of bonds or other CDOs.
The tranches in a CDO vary substantially in their risk profiles and level of yield. Tranches bear losses in the reverse order of their seniority with respect to one another. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest coupon rates. The senior tranches are generally safer because they have first priority on payback from the collateral in the event of default. As a result, the senior tranches of a CDO generally have a higher credit rating and offer lower coupon rates than the junior tranches. Despite the protection, even the most senior tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO therefore may substantially impact the risk associated with purchasing the securities.
CDOs can also be divided into two main categories: cash and synthetic. Cash CDOs are secured by cash assets, such as loans and corporate bonds. Synthetic CDOs are secured by credit default swaps or other noncash assets that provide exposure to a portfolio of fixed-income assets.
Cash CDOs can be further subdivided into two types: cash flow and market value. Cash flow and market value CDOs differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are collateralized by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having subordinated tranches of securities. The most senior/highest-rated tranche will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in an effort to mitigate severity of loss. Market value CDOs receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement for market value CDOs is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on market value CDOs are substantially related to the collateral manager’s performance.
CDOs carry the risk of uncertainty of timing of cash flows. Such a risk depends on the type of collateral, the degree of diversification, and the specific tranche in which a Fund invests. Typically, CDOs are issued through private offerings and are not registered under the securities laws. However, an active dealer market may exist for such securities, thereby allowing such securities to trade consistent with an exemption from registration under Rule 144A under the Securities Act of 1933, as amended. Further risks include the possibility that distributions from the collateral will not be adequate to make interest payments, and that the quality of the collateral may decline in value or default.
Commercial Paper. Commercial paper is a short-term, promissory note issued by a bank, corporation or other borrower to finance short-term credit needs. Commercial paper is typically unsecured but it may be supported by
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letters of credit, surety bonds or other forms of collateral. Commercial paper may be sold at par or on a discount basis and typically has a maturity from 1 to 270 days. Like bonds, and other fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. The short-term nature of a commercial paper investment, however, makes it less susceptible to such volatility than many other securities. Variable amount master demand notes are a type of commercial paper. They are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.
Dollar Roll Transactions. Dollar roll transactions are transactions wherein a Fund sells fixed-income securities and simultaneously makes a commitment to purchase similar, but not identical, securities at a later date from the same party and at a predetermined price. Mortgage-backed security dollar rolls and U.S. Treasury dollar rolls are types of dollar rolls. Like a forward commitment, during the roll period, no payment is made by a Fund for the securities purchased, and no interest or principal payments on the securities purchased accrue to the Fund, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions may result in higher transaction costs for a Fund.
Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.
High-Yield Securities. High-yield securities (also known as “junk bonds”) are debt securities that are rated below investment-grade, or are unrated and deemed by the Fund’s sub-adviser to be below investment-grade, or are in default at the time of purchase. These securities are considered to be high-risk investments and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal). High-yield securities also tend to be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities. If market quotations are not readily available for the Funds’ lower-rated or nonrated securities, these securities will be valued by a method that the Funds’ Boards believe reflects their fair value.
The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.
High yield and comparable unrated securities are typically unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited trading markets for high yield and comparable unrated securities may diminish a Fund’s ability to: i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.
Inflation-Protected Debt Securities. Inflation-protected debt securities, including Treasury Inflation-Protected Securities (“TIPS”), are instruments whose principal is adjusted for inflation, as indicated by specific indexes. For example, the principal of TIPS is adjusted for inflation as indicated by the Consumer Price Index. As inflation falls, the principal value of inflation-protected securities will be adjusted downward and the interest payable will be reduced. As inflation rises, the principal value of inflation-protected securities will be adjusted upward, and the interest payable will be increased. A Fund’s yield and return will reflect both any inflation adjustment to interest income and the inflation adjustment to principal.
While these securities are designed to protect holders from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), holders of these securities may not be protected to the extent that the increase is not reflected in the debt securities’ inflationary measure. Income fluctuations associated with changes in market interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. In certain interest rate environments, such as when real interest rates are rising
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faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed-income securities with similar durations.
For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.
Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and will rise when real interest rates fall.
Loan Participations. A loan participation gives a Fund an undivided proportionate interest in a partnership or trust that owns a loan or instrument originated by a bank or other financial institution. Typically, loan participations are offered by banks or other financial institutions or lending syndicates and are acquired by multiple investors. Principal and interest payments are passed through to the holder of the loan participation. Loan participations may carry a demand feature permitting the holder to tender the participations back to the bank or other institution. Loan participations, however, typically do not provide the holder with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the holder may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the holder may assume the credit risk of both the borrower and the lender that is selling the loan participation.
Loan participations in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. Loan participations in which a Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loan participations especially vulnerable to adverse changes in economic or market conditions. Loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loan participations in secondary markets. As a result, a Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so, or may be able to sell them only at a price below their fair market value. Market bids may be unavailable for loan participations from time to time; a Fund may find it difficult to establish a fair value for loan participations held by it. Many loan participations in which a Fund invests may be unrated, and the Fund’s sub-adviser will be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan participation. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Mortgage-Backed Securities. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see “Asset-Backed Securities” section) and represent interests in “pools” of underlying mortgage loans that serve as collateral for such securities. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying mortgage loans are effectively “passed through” to the holders of the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments. Some mortgage-backed securities make payments of both principal and interest at a range of specified intervals, while others make semiannual interest payments at a predetermined rate and repay principal only at maturity. An economic downturn—particularly one that contributes to an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—may adversely affect the market for and value of mortgage-backed securities.
The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities resulting from prepayments will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the holder to a lower rate of return upon reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium and is backed by underlying mortgage loans that are subject to prepayment, the value of the premium would effectively be lost or reduced if prepayments are made on such underlying collateral. Conversely, to the extent a mortgage-backed security is purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal would increase current and total returns, as well as accelerate the recognition of income.
Mortgage-backed securities are subject to credit risk, which includes the risk that the holder may not receive all or part of its interest or principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.
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In addition, the Funds may purchase some mortgage-backed securities through private placements that are restricted as to further sale. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers depends, in part, on the financial health of any guarantees and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and, in some cases, rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include “subprime” mortgages.
Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as much as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a U.S. Government sponsored entity, such as Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Mortgage-backed securities that are not insured or guaranteed generally offer a higher rate of return in the form of interest payments, but also expose the holders to greater credit risk.
Adjustable-Rate Mortgage Securities (“ARMS”). ARMS represent an ownership interest in a pool of mortgage loans that generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. ARMS are issued, guaranteed or otherwise sponsored by governmental agencies such as GNMA, by government-sponsored entities such as FNMA or FHLMC, or by private issuers. Mortgage loans underlying ARMS typically provide for a fixed initial mortgage interest rate for a specified period of time and, thereafter, the interest rate may be subject to periodic adjustments based on changes in an applicable index rate. Adjustable interest rates can cause payment increases that some borrowers may find difficult to make.
The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. ARMS are also offered by private issuers.
As a result of adjustable interest rates, the yields on ARMS typically lag behind changes in the prevailing market interest rate. This results in ARMS generally experiencing less decline in value during periods of rising interest rates than traditional long-term, fixed-rate mortgage-backed securities. On the other hand, during periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag. As a result, the values of ARMS are expected to rise less than the values of securities backed by fixed-rate mortgages during periods of declining interest rates.
Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations that may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Payments of principal on the underlying securities, including prepayments, are first “passed through” to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of a CMO. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities. Examples of CMOs include commercial mortgage-backed securities and adjustable-rate mortgage securities.
Commercial Mortgage-Backed Securities (“CMBS”). CMBS are securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as loans for hotels, restaurants, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the underlying loans are passed through to CMBS holders according to a schedule of payments. Because the underlying commercial mortgage loans tend to be
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structured with prepayment penalties, CMBS generally carry less prepayment risk than securities backed by residential mortgage loans.
Investing in CMBS expose a Fund to the risks of investing in the commercial real estate securing the underlying mortgage loans. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a commercial property to attract and retain tenants. The value of CMBS may change because of: i) actual or perceived changes in the creditworthiness of the borrowers or their tenants; ii) deterioration in the general state of commercial real estate or in the types of properties backing the CMBS; or iii) overall economic conditions. Credit quality of the CMBS depends primarily on the quality of the loans themselves and on the structure of the particular deal. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
Municipal Bonds. Municipal bonds are debt obligations of a governmental entity issued to obtain funds for various public purposes that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are typically, but not always, supported by the municipality’s general taxing authority, while revenue bonds are supported by the revenues from one or more particular project, facility, class of facilities, or activity. The revenue bond classification encompasses industrial revenue bonds (“IRBs”) (formerly known as industrial development bonds). IRBs are organized by a government entity but the proceeds are directed to a private, for-profit business. IRBs are backed by the credit and security of the private, for-profit business. IRBs are typically used to support a specific project, such as to build or acquire factories or other heavy equipment and tools. With an IRB, the sponsoring government entity holds title to the underlying collateral until the bonds are paid in full. In certain circumstances, this may provide a federal tax exempt status to the bonds, and many times a property tax exemption on the collateral. With an IRB, the sponsoring government entity is not responsible for bond repayment and the bonds do not affect the government’s credit rating. Under the Internal Revenue Code, certain revenue bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the Funds’ current yield. To the extent that securities held by the Funds are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by a nationally recognized statistical ratings organization (e.g., Moody’s, S&P, or Fitch), the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Funds’ shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Funds also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.
The risks associated with municipal bonds vary. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations.
Because of the large number of different issuers of municipal bonds, the variance in size of bonds issued, and the range of maturities within the issues, most municipal bonds do not trade on a daily basis, and many trade only rarely. Because of this, the spread between the bid and offer may be wider, and the time needed to purchase or sell a particular bond may be longer than for other securities.
Municipal securities are typically issued together with an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that a Fund acquired the municipal security. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income, or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.
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Changes or proposed changes in state or federal tax laws could impact the value of municipal debt securities that a Fund may purchase. From time to time, proposals have been introduced before Congress and state and local legislatures to restrict or eliminate the federal, or state and local, income tax exemptions, respectively, for interest on municipal bonds. While to date no such proposals have been passed, similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Fund to achieve its respective investment objective. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of a Fund’s portfolio. Such a failure could also result in additional taxable income to a Fund and/or shareholders.
Municipal Leases. Municipal leases are obligations in privately arranged loans to state or local government borrowers and may take the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer). They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. Municipal leases and participations therein frequently involve special risks.
Municipal leases may be subject to greater risks than general obligation or revenue bonds. In most cases, municipal leases are not backed by the taxing authority of the issuers and may have limited marketability. Certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer fails to meet its obligation. Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.
Municipal Market Data Rate Locks. A municipal market data rate lock (“MMD Rate Lock”) permits an issuer that anticipates issuing municipal bonds in the future to, in effect, lock in a specified interest rate. A MMD Rate Lock also permits an investor (e.g., a Fund) to lock in a specified rate for a portion of its portfolio in order to: i) preserve returns on a particular investment or a portion of its portfolio; ii) manage duration; and/or iii) protect against increases in the prices of securities to be purchased at a later date. By using an MMD Rate Lock, a Fund can create a synthetic long or short position, allowing the Fund to select what the sub-adviser believes is an attractive part of the yield curve. A Fund will ordinarily use these transactions as a hedge or for duration or risk management, but may enter into them to enhance income or gains, or to increase yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
A MMD Rate Lock is a contract between the investor and the MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.
Stand-by Commitments. A Fund may purchase municipal securities together with the right to resell the underlying municipal securities to the seller or a third party (typically an institution such as a bank or broker-dealer that is believed to continually satisfy credit quality requirements) at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price that a Fund pays for securities with a stand-by commitment may be higher than the price that otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes.
When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of a Fund’s portfolio of securities.
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The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities when a Fund exercises its stand-by commitment. Stand-by commitments are not separately marketable and there may be differences between the maturity of the underlying security and the maturity of the commitment.
Taxable Municipal Obligations. Certain municipal obligations may be subject to federal income tax for a variety of reasons. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemptions. For example, a taxable municipal obligation would not qualify for the federal income exemption where (a) the governmental entity did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) the governmental entity exceeds certain regulatory limitations on the cost of issuance for tax-exempt financing, or (c) the governmental entity finances public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan. Generally, payments on taxable municipal obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or whether the debt obligations can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations typically offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations.
Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.
U.S. Territories, Commonwealths and Possessions Obligations. A Fund may invest in municipal securities issued by certain territories, commonwealths and possessions of the United States, including but not limited to, Puerto Rico, Guam, and the U.S. Virgin Islands, that pay interest that is exempt from federal income tax and state personal income tax. The value of these securities may be highly sensitive to events affecting the fiscal stability of the issuers. These issuers may face significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled, such as social conflict or unrest, labor disruption and natural disasters. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of the securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the issuers. The value of a Fund’s shares will be negatively impacted to the extent it invests in such securities. Further, there may be a limited market for certain of these municipal securities, and the Fund could face illiquidity risks.
Municipal securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges and uncertainty about its ability to make full repayment on these obligations. The majority of Puerto Rico’s debt is issued by the major public agencies that are responsible for many of the island’s public functions, such as water, wastewater, highways, electricity, education and public construction. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities. Any debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities, which could adversely affect the value of such securities.
Municipal Notes. Municipal notes generally are used to provide short-term operating or capital needs and typically have maturities of one year or less. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). The category includes, but is not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, revenue anticipation warrants, and tax and revenue anticipation notes.
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High-Yield Municipal Bonds. High-yield or non-investment grade municipal bonds (commonly referred to as “junk bonds”) may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Fund’s daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high-yield municipal bond.
Credit spreads (i.e., the difference in yield between municipal bonds that is due to differences in their credit quality) may increase when the market believes that municipal bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities and corresponding reductions in market value will generally be greater for longer-maturity securities. High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Fund may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Fund may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.
U.S. Government Obligations. U.S. Government obligations include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, the principal and interest payments of which are backed by the full faith and credit of the U.S. This category also includes other securities issued by U.S. Government agencies or U.S. Government sponsored entities, such as the GNMA, FNMA and FHLMC. U.S. Government Obligations issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. government.
GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. Securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its guarantees are not backed by the full faith and credit of the U.S. Government.
While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to risk. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk. From time to time, uncertainty regarding congressional action to increase the statutory debt ceiling could: i) increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; ii) cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; iii) result in higher interest rates; iv) reduce prices of U.S. Treasury securities; and/or v) increase the costs of certain kinds of debt. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality of, the U.S. Government. In the past, U.S. sovereign credit has experienced downgrades, and there can be no guarantee that it will not be downgraded in the future. Further, if a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.
Under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Funds whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.
Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. For variable amount master demand notes that are not secured by letters of credit or other credit support arrangements, a Fund’s right to recover is dependent on the ability of the borrower to pay principal and interest on schedule or on demand. Variable amount master demand notes that are secured by collateral are subject to the risk that the collateral securing the notes will decline in value or have no value. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the note to be undercollateralized. Variable amount master demand notes
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are typically not rated by credit rating agencies, and a Fund may invest in notes that are not rated only if the sub-adviser determines, at the time of investment, the obligations are of comparable credit quality to the other obligations in which the Fund may invest.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high-yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
EQUITY SECURITIES
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Equity securities include common stocks and certain preferred stocks, certain types of convertible securities and warrants (see “Other Securities Section below”). Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.
Equity securities fluctuate in value and the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Small- or mid-capitalization companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to financial losses. Also, their securities may be thinly traded (and therefore may have to be sold at a discount from current prices or sold in small lots over an extended period of time) and may be subject to wider price swings, thus creating a greater risk of loss than securities of larger capitalization companies.
Common Stock. Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the election of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stock may be privately placed or publicly offered. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. A Fund may purchase common stock offered by a company in an initial public offering (“IPO”). Securities issued in IPOs have no trading history and information about such companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile.
The price of common stock is generally affected by corporate earnings, anticipated dividend payments, types of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.
The value of common stock may fall due to changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks in a Fund’s portfolio. Common stock is also subject to the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall because of various factors, including an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. The value of common stock also may decline significantly over a short
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period of time due to factors specific to a company, including decisions made by management or lower demand for the company’s products or services.
Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks, such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stock also entitles holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock and, thus, also represent an ownership interest in that company. Distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.
Preferred stock generally has no maturity date, so its market value is dependent on the issuer’s business prospects for an indefinite period of time. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks generally applicable to equity securities. A company generally pays dividends on its preferred stock only after making required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. In addition, preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action.
Auction preferred stock (“APS”) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by institutional bidders. An APS is distinguished from standard preferred stock because its dividends change more frequently. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. Holders of APS may not be able to sell their shares if an auction fails, such as when there are more shares of APS for sale at an auction than there are purchase bids.
Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt investments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on the financial institution’s balance sheet.
The primary asset owned by a trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will own the trust’s common securities, which typically represents a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the proceeds from selling the trust-preferred securities to purchase the subordinated debt issued by the financial institution.
The trust uses the interest received from the financial institution on its subordinated debt to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of the financial institution’s common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.
In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by trust-preferred trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities (e.g., a Fund), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt.
Real Estate/REIT Securities. Common, preferred and convertible securities of issuers in real estate-related industries, real estate-linked derivatives and real estate investment trusts (“REITs”) provide exposure to the real estate sector. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, and with the real estate industry in general including, but not limited to, loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, possible environmental liabilities, possible lack of availability to mortgage funds or other limitations on access to capital, market illiquidity, extended vacancies of properties, tenant bankruptcies or other real credit problems, uninsured damages from natural disasters, and limitations and variations on rent. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values.
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REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations, which are not shown as acquired fund fees and expenses in a Fund’s fee table.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not typically diversified and are heavily dependent on cash flows from property owners and/or tenants.
A Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMICs”) or debt or equity interests in taxable mortgage pools. A Fund may also hold interests in “Re-REMICs”, which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Funds may participate in the creation of a Re-REMIC by contributing assets to the issuing trust and receiving junior and/or senior securities in return. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the issuing trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization.
Special Purpose Acquisition Companies. A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities) and private investment in public equity transactions (PIPEs). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
FOREIGN SECURITIES
Unless otherwise stated in a Fund’s prospectus, the decision on whether stocks and other securities or investments are deemed to be “foreign” is based primarily on the issuer’s place of organization/incorporation, but the Fund may
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also consider the issuer’s domicile, principal place of business, primary stock exchange listing, sources of revenue or other factors, such as, in the case of asset-backed or other collateralized securities, the countries in which the collateral backing the securities is located. Foreign equity securities include common stocks and certain preferred stocks, certain types of convertible securities and warrants (see “Equity Securities” above and “Other Securities Section” below). Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered (see “Debt Securities” above).
Foreign securities may include securities of issuers in emerging and frontier market countries, which carry heightened risks relative to investments in more developed foreign markets. Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid than securities of U.S. companies so that a Fund may, at times, be unable to sell foreign securities at desirable times and/or prices. Brokerage commissions, custodial costs, currency conversion costs and other fees are also generally higher for foreign securities. A Fund may have limited or no legal recourse in the event of default with respect to certain foreign debt securities, including those issued by foreign governments.
The performance of a Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. A Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. It may also be difficult to evaluate such information, as well as foreign economic trends, due to foreign regulation and accounting standards. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additionally, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.
Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions, or the threat of sanctions, by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities. To the extent a Fund holds securities of an issuer that becomes subject to sanctions, such securities may also become less liquid and a Fund may be forced to sell securities when it otherwise would not have done so. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, trade disputes, tariffs, embargoes and other protectionist, or retaliatory measures that may be imposed by the U.S. or other countries could adversely affect global trade, economic activity and market confidence. Trade conflicts may also escalate into military or diplomatic confrontations, which could further increase market volatility and geopolitical risk. A Fund may not be able to anticipate or effectively manage the impact of these events, which could result in losses to the Fund.
In addition, foreign securities may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism), as well as the seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors. A foreign government may also restrict an issuer from paying principal and interest on its debt obligations to investors outside
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the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations.
Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a possibility that such trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.
Some foreign countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities, like the Funds. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Even in instances where there is no individual investment quota that applies, trading may be subject to aggregate and daily investment quota limitations that apply to foreign entities in the aggregate. Such limitations may restrict a Fund from investing on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. In instances where governmental approval is required, there can be no assurance that a Fund will be able to obtain such approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares.
Regulations that govern the manner in which foreign investors may invest in companies in certain countries can subject a Fund to trading, clearance and settlement procedures that could pose risks to the Fund. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity, and then have the shares purchased re-registered in the name of the Fund. Re-registration may, in some instances, not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. In certain other countries, shares may be held only through a nominee structure whereby a local company holds purchased shares as nominee on behalf of foreign investors. The precise nature and rights of a Fund as the beneficial owner of shares held through such a nominee structure may not be well defined under local law, and as a result, should such local company become insolvent, there is a risk that such shares may not be regarded as held for the beneficial ownership of the Fund, but rather as part of the general assets of the local company available for general distribution to its creditors.
Investments in companies that use a special structure known as a variable interest entity (“VIE”) may pose additional risks. Chinese operating companies sometimes use such structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors. It is important to note that shares of the offshore entity are not equity ownership interests in the Chinese operating company and the contractual arrangements put in place may not be as effective in providing operational control as direct equity ownership. Further, while the VIE structure is a longstanding industry practice that is well known to Chinese officials and regulators, until recently, such arrangements had not been  formally recognized under Chinese law. On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the ”Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement. It remains unclear whether any additional laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Risks associated with such investments therefore include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.
The Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain
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emerging market countries, including China, do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Funds, may be subject to risks associated with less stringent accounting oversight. Accordingly, information about the Chinese securities in which a Fund invests may be less reliable or complete, particularly with respect to securities of issuers that are audited by accounting firms not subject to PCAOB inspection. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, a Chinese company with securities listed on a U.S. exchange (including those that use a VIE structure or otherwise) may be de-listed if the PCAOB is unable to inspect the accounting firm used by such company.
A Fund’s foreign debt securities are generally held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (“foreign sub-custodians”), as permitted under the 1940 Act. Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that a Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.
There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. To avoid these restrictions, a sub-adviser, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.
Foreign Debt Securities. Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations, or as zero-coupon, pay-in-kind and step-coupon securities. They include fixed-income securities of foreign issuers and securities or contracts payable or denominated in non-U.S. currencies. Investments in, or exposure to, foreign debt securities involve certain risks not associated with securities of U.S. issuers. Unless otherwise stated in a Fund’s prospectus, the decision on whether a security is deemed to be “foreign” is based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, principal place of business, primary stock exchange listing, sources of revenue or other factors.
Foreign debt securities may include securities of issuers in emerging and frontier market countries, which carry heightened risks relative to investments in more developed foreign markets. Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita GDP and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Investments in or exposure to foreign debt securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign debt securities may also be less liquid than securities of U.S. issuers so that a Fund may, at times, be unable to sell foreign debt securities at desirable times and/or prices. Transaction fees, custodial costs, currency conversion costs and other fees are also generally higher for foreign debt securities. A Fund may have limited or no legal recourse in the event of default with respect to certain foreign debt securities, including those issued by foreign governments. Foreign debt securities carry many of the same risks as other types of foreign securities. For more information, refer to “Foreign Securities.”
During periods of very low or negative interest rates, a Fund’s foreign debt investments may be unable to generate or maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility, and may detract from Fund performance to the extent a Fund is exposed to such interest rates.
The cost of servicing foreign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest
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rates. Furthermore, there is a risk of restructuring of certain foreign debt obligations that could reduce and reschedule interest and principal payments.
The performance of a Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign debt securities denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. A Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. It may also be difficult to evaluate such information, as well as foreign economic trends, due to foreign regulation and accounting standards. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additionally, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.
Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, trade disputes, tariffs, embargoes and other protectionist, or retaliatory measures that may be imposed by the U.S. or other countries could adversely affect global trade, economic activity and market confidence. Trade conflicts may also escalate into military or diplomatic confrontations, which could further increase market volatility and geopolitical risk. A Fund may not be able to anticipate or effectively manage the impact of these events, which could result in losses to the Fund.
In addition, foreign debt securities may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism), as well as the seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors. A foreign government may also restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations.
Further, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in, or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.
Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a possibility that such trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.
A Fund’s foreign debt securities are generally held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (“foreign sub-custodians”), as permitted under the 1940 Act. Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed
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delivery basis, meaning that a Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.
Foreign Currency Contracts. To the extent that a Fund may i) invest in securities denominated in foreign currencies, ii) temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, or iii) engage in foreign currency contract transactions, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, market interest rates, government intervention, speculation and other factors affect these forces. A Fund may engage in foreign currency transactions in order to hedge its portfolio and to attempt to protect it against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also engage in foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Forward foreign currency contracts are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The sub-advisers will consider on an ongoing basis the creditworthiness of the institutions with which each Fund will enter into such forward foreign currency contracts.
The use of foreign currency contracts involves the risk of imperfect correlation between movements in contract prices and movements in the price of the currencies to which the contracts relate. The successful use of foreign currency transaction strategies also depends on the ability of the sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the sub-adviser’s forecasts will be accurate. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. When such contracts are used for hedging purposes, they are intended to reduce the risk of loss due to a decline in the value of the hedged currency, but at the same time, they tend to limit any potential gain which might result should the value of such currency increase.
Foreign currency contracts may be either futures contracts or forward contracts. Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells foreign currency futures contracts.
Foreign currency futures contracts carry the same risks as other futures contracts, but also entail risks associated with international investing. Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.
To the extent a Fund may invest in securities denominated in foreign currencies, and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.
If a decline in the exchange rate for a particular currency is anticipated, a Fund may enter into a foreign currency futures position as a hedge. If it is anticipated that an exchange rate for a particular currency will rise, a Fund may enter into a foreign currency futures position to hedge against an increase in the price of securities denominated in that currency. These foreign currency futures contracts will only be used as a hedge against anticipated currency
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rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.
The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the sub-adviser’s judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.
Geopolitical Events in European Countries. Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain Russian commodities and may likely have collateral impacts on markets globally. As a result of this military action, the United States and many other countries (“Sanctioning Bodies”) have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). These sanctions include, but are not limited to: a prohibition on doing business with certain Russian companies, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications “SWIFT,” the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions and the resulting market environment could result in the immediate freeze of Russian securities, commodities, resources, and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities, including cyber actions. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in its stock markets, the value of Russian sovereign debt and the value of the ruble against the  U.S. dollar, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including terror attacks, cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and a Fund’s investments in Russian securities. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism, armed conflict or government interventions (such as the imposition of sanctions or other governmental restrictions on trade) causing disruptions of Russian oil and gas exports could negatively impact the Russian economy and, thus, adversely affect the financial condition, results of operations or prospects of related companies. Russia’s invasion of Ukraine, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas.
Depositary Receipts. American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) represent interests in securities of foreign companies that have been deposited with a U.S. financial institution, such as a bank or trust company, and that trade on an exchange or over-the-counter (“OTC”).
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary (the issuing bank or trust company), whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security.
Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States; as such, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of depositary receipts.
ADRs represent interests in foreign issuers that trade on U.S. exchanges or OTC. ADRs represent the right to receive securities of the foreign issuer deposited with the issuing bank or trust company. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.
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GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the United States. GDRs represent the right to receive foreign securities and may be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency. EDRs are generally issued by a European bank and traded on local exchanges.
Although an issuing bank or trust company may impose charges for the collection of dividends on foreign securities that underlie ADRs, GDRs and EDRs, and for the conversion of ADRs, GDRs and EDRs into their respective underlying securities, there are generally no fees imposed on the purchase or sale of ADRs, GDRs and EDRs, other than transaction fees ordinarily involved with trading stocks. ADRs, GDRs and EDRs may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer may be untimely.
Emerging Market Securities. Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad-based market index, such as the MSCI Emerging Markets Index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita GDP and a low market capitalization to GDP ratio relative to those in the United States and the European Union. The countries included in the MSCI Emerging Markets Index are Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates, and may change from time to time. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For example, economies in emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets.
Certain emerging market countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than developed countries, and have less developed legal systems than developed countries. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. Some emerging market countries may also impose punitive taxes that could adversely affect the prices of securities. While a Fund will only invest in markets where these restrictions are considered acceptable by the Fund’s sub-adviser, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happens, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to a Fund if foreign shareholders already hold the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments. In addition, rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.
Additionally, there may be increased settlement risk for transactions in securities of emerging market issuers. Settlement systems in emerging market countries are generally less organized than those in developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the
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operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund. A Fund and its shareholders may also encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.
Taxation of dividends, interest and capital gains received by a Fund varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies, including those of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. The debt obligations of a foreign government or entity may not be supported by the full faith and credit of such foreign government. Sovereign debt of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may fail to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Prospects for repayment of principal and interest may depend on political and economic factors. A Fund may have limited or no legal recourse in the event of default with respect to sovereign debt obligations. Sovereign debt instruments and foreign debt securities share many of the same risks. For more information, refer to “Foreign Debt Securities.”
Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita GDP and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
The performance of sovereign debt instruments may be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in sovereign debt instruments denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad.
Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Sovereign debt instruments may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism). Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities, including sovereign debt instruments. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, trade disputes, tariffs, embargoes and other protectionist, or retaliatory measures that may be imposed by the U.S. or other countries could adversely affect global trade, economic activity and market confidence. Trade conflicts may also escalate into military or diplomatic confrontations, which could further increase market volatility and geopolitical risk. A Fund may not be able to anticipate or effectively manage the impact of these events, which could result in losses to the Fund.
Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a possibility that such trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.
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Further, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in, or uncertainties regarding the laws, regulations or procedures of a country could directly or indirectly reduce the after-tax profits of a Fund.
Supranational Entity Securities. Debt security investments may include the debt securities of “supranational” entities, which are international groups or unions in which the power and influence of member states transcend national boundaries or interests in order to share in decision making and vote on issues concerning the collective body. They include international organizations designated or supported by governments to promote economic reconstruction or development and international banking institutions and related government agencies, such as the International Bank for Reconstruction and Development (part of the World Bank), the European Union, the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for such entities.
Supranational Entity Securities are subject to risks in addition to those relating to foreign government and sovereign debt securities and debt securities generally. Issuers of such debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. The foreign governmental or other organizations supporting such supranational issuers may be immune from lawsuits in the event of the issuer’s failure or inability to pay the obligations when due. Issuers may be dependent on expected disbursements from foreign governmental or other organizations.
OTHER PERMITTED INVESTMENT ACTIVITIES
Borrowing. Generally, under the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow money for temporary or emergency purposes, including for short-term redemptions and liquidity needs. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowings. A Fund may enter into reverse repurchase agreements or similar financing transactions, notwithstanding the requirements of Sections 18(c) and 18(f)(1) of the 1940 Act, if the Fund, (i) treats such transactions as borrowings and complies with the asset coverage requirements of Section 18, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) treats all reverse repurchasing agreements or similar financing transactions as “derivatives transactions” as defined in Rule 18f-4 of the 1940 Act and complies with all requirements of Rule 18f-4. To help meet short-term redemptions and liquidity needs, the Funds are permitted to use bank borrowings for temporary or emergency purposes via a revolving credit agreement.
Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. The commodities that underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
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In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Cryptocurrency Exposure. Cryptocurrencies (also referred to as “crypto assets,” “virtual currencies,” “digital currencies” or “tokens”) are digital assets designed to act as a store of wealth, a medium of exchange or an investment asset and are  generated, issued, and/or transferred using a blockchain or similar distributed ledger technology network or crypto network. The two most widely used cryptocurrencies are Bitcoin and Ethereum. A Fund may not invest directly in cryptocurrencies but may gain exposure indirectly through cash settled futures traded on a futures exchange registered with, and regulated by, the CFTC, such as the Chicago Mercantile Exchange. Due to the CFTC’s position that crypto assets qualify as commodities under the Commodity Exchange Act, to the extent a Fund invests in cryptocurrency futures it will do so through a subsidiary organized as an exempted company under the laws of the Cayman Islands, as direct or indirect investment in crypto assets may produce income that if directly earned by a regulated investment company, such as the Fund, would be treated as non-qualifying income for purposes of the income test applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended. A Fund may have indirect exposure to cryptocurrencies by investing in the securities of companies that accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets, or invest directly in cryptocurrencies. A Fund may also invest in securities of issuers which provide cryptocurrency-related services.
Crypto assets constitute a highly speculative emerging asset class with a limited history that may be more susceptible to significant risks than other more-established asset classes. The values of cryptocurrencies are not backed by any government, corporation or other identified body, and are subject to a variety of factors that are difficult to evaluate. The value of a crypto asset is determined by other factors, such as the perceived future prospects or the supply and demand for such crypto assets in the global market for the trading of crypto assets.  The price of  cryptocurrencies has shown significant volatility and could suddenly drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes or a crisis of confidence in a particular cryptocurrency or in the future of the asset class as a whole. The regulation of cryptocurrency markets is still developing and federal, state or foreign governmental authorities may impose restrictions on the development, use or exchange of crypto assets. An issuer that owns cryptocurrencies may experience custody issues, and may lose its cryptocurrency holdings through theft, hacking, and technical glitches in the applicable blockchain.
Cryptocurrencies are traded on platforms which are largely unregulated and are therefore more exposed to fraud, market manipulation, failure and other risks than established, regulated exchanges for securities and other traditional assets, derivatives and currencies. Crypto asset platforms have in the past, and may in the future, fail or otherwise cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions.
Crypto asset platforms may not protect customers or their markets to the same extent, and in the same ways, that regulated exchanges are required to do so. Crypto asset platforms are particularly subject to the risk of  cybersecurity threats and have been breached, resulting in the theft and/or loss of Bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a crypto asset platform or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally.
Crypto assets have in the past been used to facilitate illicit activities. If a crypto asset was used to facilitate illicit  activities, businesses that facilitate transactions in such crypto assets could be at increased risk of potential criminal or  civil liabilities or lawsuits, or of having banking or other services cut off, and such crypto asset could be removed from  crypto asset platforms. Any of the aforementioned occurrences could adversely affect the price of the crypto asset.
Crypto asset “mining” requires a significant amount of computing power and therefore consumes a significant amount of electricity, which may practically restrict the locations of mining operations. Local regulations may also impact the location of mining operations. The (perceived or actual) negative environmental impact of such electricity use may give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage. Any shortage of electricity supply or increase in related costs will negatively impact the expected return from crypto asset mining, which will in turn impact the availability of crypto assets in the marketplace.
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Many significant aspects of the tax treatment of investments in crypto assets are uncertain. Any future guidance on the treatment of crypto assets for federal, state or local tax purposes could result in adverse tax consequences for shareholders in a Fund and could have an adverse effect on the value of  cryptocurrency.
Factors affecting the further development, use and exchange of  cryptocurrency include, but are not limited to:

•	continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets;

•
the developing regulatory environment relating to  cryptocurrencies, including the characterization of  cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, the manner in which cryptocurrencies should be custodied, and government and quasi-government regulation or restrictions on, or  regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade,  including anti-money laundering regulations and requirements;

•	perceptions regarding the environmental impact of a cryptocurrency;

•	changes in consumer demographics and public preferences;

•	general economic conditions;

•	maintenance and development of open-source software protocols;

•	the availability and popularity of other forms or methods of buying and selling goods and services;

•	the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and

•	general risks tied to the use of information technologies, including cyber risks.

Cryptocurrency Futures. A Fund may invest in futures contracts based on various cryptocurrencies to obtain exposure to such cryptocurrency. Cryptocurrency futures expose the Fund to all of the risks related to crypto assets discussed above and also expose the Fund to risks related to derivatives in general and futures specifically, as set forth in “Derivative Securities” in the section of the SAI entitled “Additional Approved Investment Strategies and Certain Associated Risks”. The price of cryptocurrency futures is based on a variety of factors in addition to the price of such cryptocurrency, including regulatory changes or actions and required daily variation margin payments. The market for cryptocurrency futures is still developing and such instruments are not as heavily traded as other futures contracts; as a result, the Fund’s investment in cryptocurrency futures may involve liquidity risk and the Fund may be unable to purchase or sell a futures contract at the desired time or at the desired price. In addition, cryptocurrency futures markets may be more volatile than traditional futures markets and as such, the Fund may be required to maintain relatively high levels of initial margin.
Environmental, Social and Governance (“ESG”) Considerations. As a firm, Allspring Global Investments (“Allspring”) believes that considering ESG factors in its investment strategies and stewardship activities enhances its ability to manage risk and evaluate opportunities more comprehensively and generate long-term returns on behalf of clients. To that end, Allspring portfolio managers have access to various forms of proprietary and third party environmental and social-related analytics and research which they may incorporate into their investment processes in ways that are consistent with their asset classes and strategies. Additionally, portfolio managers may directly engage with issuer management on a range of matters, including ESG and sustainability issues, as one component of their fundamental research.
A Fund that considers  ESG factors may make or forgo investments that differ from an otherwise similar investment strategy that does not take such factors into account. These investment decisions may cause a Fund to perform differently than otherwise similar funds or the market as a whole. ESG research and analytics, including that from third-party data providers, may be incomplete, inaccurate or unavailable, and thus there is a risk that a portfolio manager relying on such data may incorrectly assess an issuer.
Certain Funds have explicit  ESG or sustainability objectives and related design elements, such as a specific ESG or sustainability themes, outcomes, or quantitative goals/targets that they commit to achieving, as described more fully in the applicable Fund’s prospectus. Other Funds consider risks associated with ESG factors in a systematic manner in the investment decision-making process, as more fully described in the applicable Fund’s prospectus, but do not pursue ESG or sustainability objectives. Funds without additional prospectus disclosure on ESG factors may take such factors into account in the investment decision-making process, as described above, but make no commitment to do so.
Loans of Portfolio Securities. Portfolio securities of a Fund may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the loaned securities (which includes any accrued interest or dividends), with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; ii) the Fund may at any time terminate the loan and
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request the return of the loaned securities upon sufficient prior notification; iii) the Fund will receive any interest or distributions paid on the loaned securities; and iv) the aggregate market value of loaned securities will not at any time exceed the limits established under the 1940 Act.
For lending its securities, a Fund will earn either a fee payable by the borrower (on loans that are collateralized by U.S. Government securities or a letter of credit) or the income on instruments purchased with cash collateral (after payment of a rebate fee to the borrower and a portion of the investment income to the securities lending agent). Cash collateral may be invested on behalf of a Fund by the Fund’s sub-adviser in U.S. dollar-denominated short-term money market instruments that are permissible investments for the Fund and that, at the time of investment, are considered high-quality.
Loans of securities involve a risk that the borrower may fail to return the securities when due or when recalled by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be recalled at any time and generally will be recalled if a material event affecting the investment is expected to be presented to a shareholder vote, so that the securities may be voted by a Fund.
While the Funds are not currently engaged in securities lending, should a Fund engage in the practice in the future, it would be obligated to pay a portion of the income (net of rebate fees) or fees earned by it from securities lending to a securities lending agent. The Funds have a contract with Goldman  Sachs Bank USA, an unaffiliated third party doing business as Goldman Sachs Agency Lending, to act as securities lending agent for the Funds, should the Funds engage in the practice in the future, subject to the overall supervision of the Funds’ manager.
Investment Companies. These securities include shares of other affiliated or unaffiliated exchange-traded funds (“ETF”s), open-end investment companies (i.e., mutual funds), closed-end funds,  UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. A Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.
Except with respect to funds structured as funds-of-funds or so-called master/feeder funds or other funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as of the time at which a securities purchase is made: i) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund; ii) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; and iii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies.
The Funds may invest in excess of the limitations noted in the preceding paragraph by relying on Rule 12d1-4 under the 1940 Act, provided that the Fund complies with several conditions imposed by Rule 12d1-4 (some of which are specific to a Fund’s position in the arrangement, i.e., whether the Fund is the acquiring Fund or the Fund being acquired), which include: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) evaluations and findings by investment advisers of funds in fund-of-funds arrangements; (iii) investment agreements between funds in fund-of-funds arrangements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of a fund to invest in an acquired fund or may impact the investments made by the acquired fund.
Other investment companies in which a Fund invests can be expected to pay fees and other operating expenses, such as investment advisory and administration fees, that would be in addition to those paid by the Fund. Other investment companies may include ETFs, which are publicly-traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries (e.g., passive ETFs), and index funds. A passive ETF or index fund is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. Passive ETFs or index funds in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by passive ETFs or index funds may, from time to time, temporarily be unavailable, which may further impede a passive ETF’s or index fund’s ability to track their respective indices. An actively-managed ETF is an investment company that seeks to outperform the performance of an index.
ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller,
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and ETFs have limited redemption features. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times, and during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF’s shares’ NAV may widen.
In addition, a Fund may invest in the securities of closed-end investment companies. Because shares of closed-end investment companies trade on a stock exchange or in the OTC market, they may trade at a premium or discount to their net asset values, which may be substantial, and their potential lack of liquidity could result in greater volatility. In addition, closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility. Moreover, closed-end investment companies incur their own fees and expenses.
Private Placement and Other Restricted Securities. Private placement securities are securities sold in offerings that are exempt from registration under the 1933 Act. They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other “restricted” securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144A (a “Rule 144A Security”)), and may not be readily marketable because they are subject to legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.
Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of qualified purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Private placement and other restricted securities may be considered illiquid securities, as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential qualified purchasers for such securities, especially under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities that are “illiquid” are subject to each Fund’s policy of not investing or holding more than 15% of its net assets in illiquid securities. The term “illiquid” in this context refers to securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.
The manager typically will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: i) the frequency of trades and quotes for the Rule 144A Security; ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; iii) dealer undertakings to make a market in the Rule 144A Security; and iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).
The manager will apply a similar process to evaluating the liquidity characteristics of other restricted securities. A restricted security that is deemed to be liquid when purchased may not continue to be deemed to be liquid for as long as it is held by a Fund. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted or exchanged (by the holder or by the issuer) within a specified period of time into a certain amount of common stock of the same or a different issuer. As such, convertible securities combine the investment characteristics of debt and equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.
As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rate changes as a similar fixed-income security, and tends not to be as sensitive to share price changes as its underlying stock.
Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities. Certain convertible securities, particularly securities that are convertible into securities of an issuer other
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than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.
The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will typically have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- or mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.
While the Funds use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s credit evaluation, as well as financial reporting and investment limitation purposes.
Contingent Convertible Bonds. Contingent convertible bonds are a type of convertible security typically issued by non-U.S. banks. Unlike more traditional convertible securities, which typically may convert into equity after the issuer’s common stock has reached a certain strike price, the trigger event for a contingent convertible bond is typically a decline in the issuing bank’s capital threshold below a specified level. Contingent convertible bonds typically are subordinated to other debt instruments of the issuer and generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Contingent convertible bonds are a new form of instrument, and the market and regulatory environment for contingent convertible bonds is evolving. Therefore, it is uncertain how the overall market for contingent convertible bonds would react to a triggering event or coupon suspension applicable to one issuer. A Fund may lose money on its investment in a contingent convertible bond when holders of the issuer’s equity securities do not.
Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally designed to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. A Fund could lose some or all of the amount invested in an ETN.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, a Fund (other than a money market Fund) may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Funds (other than the money market Funds) have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of Allspring Funds Management  to administer the liquidity risk management program and related
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procedures. The money market Funds may invest up to 5% of its total assets in illiquid investments. The 15% and 5% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that a Fund’s holding of illiquid investment could exceed the 15% limit (5% for the money market Funds), for example as a result of market developments or redemptions.
Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.
Master Limited Partnerships. Master limited partnerships (“MLPs”) are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial decline in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of a Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio.
A Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, a percentage of a distribution received by a Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of a Fund’s investment in the MLP and lower income to a Fund.
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Repurchase Agreements. A repurchase agreement is an agreement wherein a Fund purchases a security for a relatively short period of time (usually less than or up to seven days) and, at the time of purchase, the seller agrees to repurchase that security from the Fund at a mutually agreed upon time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Entering into repurchase agreements allows a Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain un-invested.
Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements may involve risks in the event of default or insolvency of the counterparty that has agreed to repurchase the securities from a Fund, including possible delays or restrictions upon the Fund’s ability to sell the underlying security and additional expenses in seeking to enforce the Fund’s rights and recover any losses. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.
A Fund may enter into reverse repurchase agreements under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities, because it avoids certain market risks and transaction costs. A Fund may elect to (i) treat the reverse repurchase agreements as borrowings and comply with the asset coverage requirements of Section 18, and combine the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) treat all reverse repurchasing agreements or similar financing transactions as “derivatives transactions” as defined in Rule 18f-4 of the 1940 Act and comply with all requirements of Rule 18f-4.
In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.
The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for a Fund to execute certain investment strategies.
Short Sales. A short sale is a transaction in which a Fund sells a security it may not own in anticipation of a decline in market value of that security. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.
Short positions in futures and options create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered speculative. Since a Fund in effect profits from a decline in the price of the futures or options sold short without having to invest the full purchase price of the futures or options on the date of the short sale, a Fund’s NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A sub-adviser’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to a Fund and its shareholders.
As short sale borrowings are “derivatives transactions” under Rule 18f-4, therefore they are exempted from the requirements of Section 18 of the 1940 Act.
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The SEC and other regulators have in the past and may in the future adopt restrictions or other requirements on short sales and short positions. For example, the SEC has adopted rules that will require the reporting of certain short positions and short activities. Restrictions on and/or reporting of short selling and short positions may negatively impact and materially impair a Fund’s ability to execute certain investment strategies.
Warrants. Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.
When-Issued and Delayed-Delivery Transactions and Forward Commitments. Certain securities may be purchased or sold on a when-issued or delayed-delivery basis, and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.
Any when-issued, forward-settling securities and non-standard settlement cycle securities transaction will not be treated as a senior securities if the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Under Rule 18f-4 of the 1940 Act, a fund that is regulated as a money market fund under Rule 2a-7 (such as the Funds) is permitted to invest in a security on a when-issued or forward settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) if the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date.
46Multi-Asset Funds

Other Risks
Artificial Intelligence Risk. The development and use of artificial intelligence (“AI”) technologies are expanding rapidly and may be employed by companies in which the Funds invest, as well as by service providers that support the operations of the Funds, including the Funds’ investment manager and sub-advisers. AI technologies rely on complex algorithms and large data sets, which may produce incomplete, inaccurate, or biased outcomes that lead to errors in decision making. The challenges associated with properly managing the use of AI technologies could result in  reputational or competitive harm, legal liability, and/or an adverse effect on business operations, all of which may lead to investment losses affecting the Funds. The broader use of AI may also heighten market risks, including manipulation, fraud, and cyberattacks.
To the extent a Fund invests in companies that develop, implement, or are otherwise involved in AI technologies, the Fund will be impacted by risks affecting such companies. These risks may include small or limited markets for such securities, changes in business cycles, impediments to technological progress, rapid obsolescence, and government regulation. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of larger, more established companies. Rapid changes to AI technologies could have a material adverse effect on such company’s operating results. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI technology could face increased regulatory scrutiny in the future, which may limit the development of AI technologies and impede the growth of companies that develop or use such technologies. In addition, AI technologies may have a disruptive effect on various other companies in which a Fund may invest, which can negatively impact their market value, for example by reducing the demand for technology and software that such companies develop.
The use of AI technologies and applicable laws and regulations continue to evolve. It is not possible to predict the full extent, impact, or risks of such use.
Cayman Subsidiary
The Macro Strategies Portfolio, an underlying fund in which Absolute Return Fund invests, and Real Return Portfolio, the master portfolio in which Real Return Fund invests substantially all of its assets, each have a wholly owned subsidiary set up in the Cayman Islands for the purpose of making direct or indirect investments in various derivatives, including commodity-linked derivatives. The subsidiary’s commodity-linked investments, which include commodity-linked futures, options and swaps, are expected to produce leveraged exposure to the performance of the commodities markets. The value of the Fund’s investment may be  adversely impacted by the risks associated with the underlying investments of the subsidiary. The Cayman entity is not registered under the 1940 Act and, except to the extent otherwise noted in the Fund’s prospectus and this  SAI, is not subject to the investor protections of the 1940 Act and other U.S. regulations. The Cayman entity and its board of directors has designated an agent for service of process in the United States. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Cayman entity, respectively, are organized, could result in the inability of the Fund and/or the Cayman entity to operate as described in the Fund’s Prospectuses and this SAI and could adversely affect the Fund and its shareholders.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may negatively affect economies, markets, economic sectors and industries and individual companies throughout the world, including those in which the Fund invests. The effects of a pandemic to public health and business and market conditions, may include, among other things, travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, reduced consumer demand and economic output, supply chain disruptions, business closures, layoffs, ratings downgrades, defaults, increased government spending and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause increased premiums or discounts to the Fund’s NAV.
Large Shareholder Risk. To the extent a large number of shares of a Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders. In certain situations, redemptions by large shareholders may also cause a Fund to liquidate.
Liquidation Risk. There can be no assurance that a Fund will grow to or maintain a viable size and, pursuant to the Declaration of Trust, the Board is authorized to close and/or liquidate a Fund at any time. In the event of the liquidation of a Fund, the expenses, timing and tax consequences of such liquidation may not be favorable to some or all of the Fund’s shareholders.
In addition to the possibility that redemptions by large shareholders may cause a Fund to liquidate (as discussed above), other factors and events that may lead to the liquidation of a Fund include changes in laws or regulations
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governing the Fund or affecting the type of assets in which the Fund invests, or economic developments or trends having a significant adverse impact on the business or operations of the Fund.
After a Fund liquidation is announced, such Fund may begin to experience greater redemption activity as the Fund approaches its liquidation date. As portfolio managers effect portfolio transactions to meet redemptions and prepare the Fund for liquidation, the Fund may not be fully invested in portfolio securities as the liquidation date approaches, which may necessitate the Fund no longer pursuing  its investment objective and or being managed in accordance with its principal investment strategies, which would likely impact Fund performance. The Fund will incur transaction costs as a result of these portfolio transactions which will indirectly be borne by the Fund’s shareholders. The Fund may be required to make a distribution of income and capital gains realized, if any, from liquidating its portfolio. It is anticipated that any distribution would be paid to shareholders prior to liquidation. Shareholders of the Fund on the date of liquidation would receive a distribution of their account proceeds on the settlement date in complete redemption of their shares. In the event of a liquidation, please consult with a tax advisor to determine your specific tax consequences, if any.
Operational and Cybersecurity Risks. Fund operations, including business, financial, accounting, data processing systems or other operating systems and facilities may be disrupted, disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond our control. For example, there could be electrical or telecommunications outages; degradation or loss of internet or web services; natural disasters, such as earthquakes, tornados and hurricanes; disease pandemics; or events arising from local or larger scale political or social events, as well as terrorist acts.
The Funds are also subject to the risk of potential cyber incidents, which may include, but are not limited to, the harming of or unauthorized access to digital systems (for example, through “hacking” or infection by computer viruses or other malicious software code), denial-of-service attacks on websites, and the inadvertent or intentional release of confidential or proprietary information. Cyber incidents may, among other things, harm Fund operations, result in financial losses to a Fund and its shareholders, cause the release of confidential or highly restricted information, and result in regulatory penalties, reputational damage, and/or increased compliance, reimbursement or other compensation costs. Fund operations that may be disrupted or halted due to a cyber incident include trading, the processing of shareholder transactions, and the calculation of a Fund’s net asset value.
Issues affecting operating systems and facilities through cyber incidents, any of the scenarios described above, or other factors, may harm the Funds by affecting a Fund’s manager, sub-adviser(s), or other service providers, or issuers of securities in which a Fund invests. Although the Funds have business continuity plans and other safeguards in place, including what the Funds believe to be robust information security procedures and controls, there is no guarantee that these measures will prevent cyber incidents or prevent or ameliorate the effects of significant and widespread disruption to our physical infrastructure or operating systems. Furthermore, the Funds cannot directly control the security or other measures taken by unaffiliated service providers or the issuers of securities in which the Funds invest. Such risks at issuers of securities in which the Funds invest could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
48Multi-Asset Funds

TRUSTEES AND OFFICERS
General
The following table provides basic information about the Trustees and those Officers of the Trust who perform policy-making functions. Each of the Trustees and Officers listed below acts in identical capacities for the Allspring family of funds, which as of April 30, 2026, consists of 91 series comprising Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds (collectively the “Fund Complex” or the “Trusts”). The business address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 75.
Information for Trustees, all of whom are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER	CURRENT OTHER PUBLIC COMPANY OR INVESTMENT COMPANY DIRECTORSHIPS
INDEPENDENT TRUSTEES
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Serves on the Investment Company Institute’s Board of Governors since 2022 and Executive Committee since 2023; and Chair of the Governing Council of the Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.  Ebsworth is a CFA® charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
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NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER	CURRENT OTHER PUBLIC COMPANY OR INVESTMENT COMPANY DIRECTORSHIPS
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
Cindy J. Miller[2] (Born 1960)	Trustee, since 2026
Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to 2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS). Director, UGI Corporation (from 2021 to 2024).
Board Member, W.W. Grainger, Inc. Board Member, FedEx Freight Holding Company, Inc.
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
Chair of the Economic Club of Minnesota, since 2026. Vice Chair of the Economic Club of Minnesota, from 2007 - 2025. President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, from 2007-2025.  Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of  NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
50Multi-Asset Funds

NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER	CURRENT OTHER PUBLIC COMPANY OR INVESTMENT COMPANY DIRECTORSHIPS
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.
N/A
Brian S. Shlissel[2] (Born 1964)	Trustee, since 2026
Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P. Morgan Funds (a registered investment company complex), and Managing Director and Chief Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management. Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to 2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.
N/A
Multi-Asset Funds51

NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER	CURRENT OTHER PUBLIC COMPANY OR INVESTMENT COMPANY DIRECTORSHIPS
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict & Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from 2009-2024.
N/A
1.	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
2.	Ms. Miller and Mr. Shlissel were each appointed as a Trustee of the Board by action of the Board on November 12, 2025 with an effective date of January 1, 2026.
52Multi-Asset Funds

NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER[2]
OFFICERS
John Kenney (Born 1965)	President, since 2025
President of  Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring Global Investments from 2022 to 2025, Independent Board Member for the Principal Funds from 2020 to 2022, Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022.    Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018.    From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022 and Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal Department from 2021 to 2023. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for Barings LLC from 2015 to 2018. Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1.	Length of service dates reflect the Officer’s commencement of service with the Trust’s predecessor entities, where applicable.
2.	For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.
The Trust’s Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”), does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Nominating and Governance Committee Charter includes certain specific qualifications to serve as a Trustee. The Nominating and Governance Committee’s Charter and its Statement of Governance Principles also set forth certain factors that the Nominating and Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. All of the current Trustees are Independent Trustees. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Allspring Funds Management, LLC (“Allspring Funds Management” or the “Manager”), sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee should serve as a Trustee of the Trusts in the Fund Complex are as set forth below.
William R.  Ebsworth. Mr. Ebsworth has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015. He also served as a trustee of Asset Allocation Trust from 2015 to 2018. From 1984 to 2013, he  held positions as an equities analyst, portfolio manager, research director and chief investment officer at Fidelity  Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment  Officer of Fidelity Strategic Advisers, Inc., where he led a team of investment professionals managing client assets.  Prior thereto, he served as a Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp.,  the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life  Insurance Company. Mr. Ebsworth has served on the Investment Company Institute’s Board of Governors since 2022  and Executive Committee since 2023 and has been the Chair of the Governing Council of the Independent
Multi-Asset Funds53

Directors  Council since 2024 and Vice Chair from 2023 to 2024. He also serves as an Audit Committee Chair and Investment  Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization).  Mr.  Ebsworth is a CFA® charterholder.
Jane A. Freeman.  Ms. Freeman has served as a Trustee of the Trusts in the Fund Complex  since January 1, 2015, as Chair of the Audit Committee since 2025, and as Chair Liaison from 2018 through 2024. She  also served as a trustee of Asset Allocation Trust from 2015 to 2018. From 2012 to 2014 and 1999 to 2008, Ms.  Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman  provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman  was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board  member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the  Audit Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012  and as chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
Isaiah Harris,  Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since  2009 and as Chair of the Audit Committee from 2019 through 2024, and was an Advisory Board Member from 2008 to  2009. He also served as a trustee of Asset Allocation Trust from 2010 to 2018. Mr. Harris serves as a member of the  Advisory Board of CEF of East Central Florida. He served as the Chair of the Board of CIGNA Corporation from 2009 to  2021, and director from 2005 to 2008. From 2003 to 2011, Mr. Harris served as a director of Deluxe Corporation. As a  director of these and other public companies, he has served on board committees, including governance, audit and  compensation committees. Mr. Harris served in senior executive positions, including as president, chief executive  officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years. Mr.  Harris has been determined by the Board to be an audit committee financial expert as such term is defined in the  applicable rules of the SEC. Mr. Harris was an Emeritus Member of the Iowa State University Foundation Board of  Governors, Emeritus Member of the Advisory Board of Iowa State University School of Business, Advisory Board  Member, Palm Harbor Academy (private school), and an Advisory Board Member, Fellowship of Christian Athletes. Mr.  Harris is also a certified public accountant (inactive status).
Cindy J.  Miller. Ms. Miller has served as a Trustee of the Trusts in the Fund Complex since  January 1, 2026. She also serves as a member of the Board of Directors for W.W. Grainger, Inc. (since 2024), a  publicly-traded company and leading broad line distributor. Previously, Ms. Miller served as Director, President and  Chief Executive Officer (from 2019 until her retirement in 2024) and as President and Chief Operating Officer (from  2018 to 2019) of Stericycle, Inc., a leading provider of medical waste solutions. Prior thereto, Ms. Miller served as President of Global Freight Forwarding (from 2016 to 2018) and as President of the firm’s European region (from 2013 to 2016) for United Parcel Service, a multinational package delivery and supply chain management company. Ms. Miller  has extensive board, senior management, operational, and strategic planning experience from her leadership roles at  global, publicly-traded operating companies. She possesses extensive knowledge in the areas of logistics, business  transformation and change management, operations management, strategy, safety and international business.
Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since  2006 and as Chair of the Nominating and Governance Committee from 2018 through 2024. She also served as a  trustee of Asset Allocation Trust from 2010 to 2018. Ms. Mitchell is the International Foundation of Employee Benefit  Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk  Management and Business Economics/Policy. She also serves in senior positions with academic and policy  organizations that conduct research on pensions, retirement, insurance, risk management, and related topics,  including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and  Retirement Research, both at the University of Pennsylvania. She has taught on and served as a consultant on  economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities,  and written numerous articles and books on topics including retirement systems, private and social insurance, and  health and retirement policy.
Timothy  J. Penny. Mr. Penny has served as a Trustee of the Trusts in the Fund Complex and their  predecessor funds since 1996, and Chair of the Board of Trustees since 2018. He also served as a Trustee of Asset  Allocation Trust from 2010 to 2018. He served as President and Chief Executive Officer of Southern Minnesota Initiative  Foundation from 2007-2025. Mr. Penny is Chair of the Economic Club of Minnesota since 2026 and has served as  Co-Chair of the Committee for a Responsible Federal Budget since 1995. He previously served as Vice Chair of the  Economic Club of Minnesota from 2007-2025. He also serves as a member of the board of another non-profit  organization and served as a Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017. Mr.  Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota’s First  Congressional District.
James G.  Polisson. Mr. Polisson has served as a Trustee of the Trusts in the Fund Complex  since 2018, Chair of the Nominating and Governance Committee since 2024 and was an Advisory Board member in
2017. Mr. Polisson has extensive experience in the financial services industry, including over 15 years in the ETF industry. From 2015 to July 31, 2017, Mr. Polisson was the Chief Marketing Officer of Source (ETF) UK Services, Ltd.,  one of the largest providers of exchange-traded products in Europe. From 2012 to 2015, Mr. Polisson was Principal of  The Polisson Group, LLC, a management consulting, corporate advisory and principal investing firm. Prior
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to 2012, Mr. Polisson was Chief Executive Officer and Managing Director of Russell Investments’ global ETF business from 2010 to  2012. He was also a member of the Board of Trustees of Russell Exchange Traded Funds Trust, where he served as  Chairman, President and Chief Executive Officer from 2011 to 2012. Mr. Polisson also served as Chief Marketing  Officer for Barclays Global Investors from 2000 to 2010, where he led global marketing for the iShares ETF business.
Brian S.  Shlissel.  Mr.  Shlissel  has served as a Trustee of the Trusts in the Fund Complex since  January 1, 2026. Previously, Mr. Shlissel served as President and Principal Executive Officer (from 2016 until his  retirement in 2025) of the J.P. Morgan Funds, and as Managing Director and Chief Administrative Officer of Pooled  Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management. Prior thereto, he served as President and Chief  Executive Officer (from 2001 to 2014) and Treasurer and Chief Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex and the PIMCO Closed-End Funds, and Managing Director and Head of Mutual Fund  Services (from 1999 to 2014) at Allianz Global Investors. Mr. Shlissel also served as a Director (from 2017 to 2023) and  Chair of the Governance Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer  research, and a Director (from 2023 to 2025) for NICSA, a not-for-profit asset and wealth management trade  association. Mr. Shlissel has extensive senior management experience, including as a fund executive. He possesses  extensive knowledge regarding various aspects of the asset management industry.
Pamela  Wheelock. Ms. Wheelock has served as a Trustee of the Trusts   in the Fund Complex  since January 2020 and previously from January 2018 until July 2019 and was an Advisory Board member in 2017. Ms. Wheelock has served as Chair Liaison since 2024. Ms. Wheelock has more than 25 years of leadership experience in  the private, public and nonprofit sectors. She is currently Chair of the Board of Directors of Destination Medical Center  Corporation, a member of the Boards of Trustees for the College of Saint Benedict & Saint John’s University and a  Board member of the Minnesota Wild Foundation, where she previously served as Executive Vice-President and Chief  Financial Officer from 2002-2008. She was Interim President of the McKnight Foundation from January to September  2020. She served as the acting Commissioner of the Minnesota Department of Human Services from July 2019  through September 2019 and as a consultant (part-time) of the Minnesota Department of Human Services from  October 2019 through December 2019. Ms. Wheelock was the Chief Operating Officer of Twin Cities Habitat for  Humanity from 2017 through 2019. Prior to joining Habitat for Humanity in 2017, Ms. Wheelock was the Vice President  of University Services at the University of Minnesota from 2012, where she served as chief operations officer of the  University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota  from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011.
Board of Trustees - Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and the Funds rests with the Board of Trustees. The Board has engaged Allspring Funds Management  to manage the Funds on a day-to day basis. The Board is responsible for overseeing Allspring Funds Management  and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Declaration of Trust. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board typically conducts regular in-person meetings four times a year and conducts a fifth regular meeting by video conference. In addition, the Board may hold special meetings in person, via telephone, or through video conferencing or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Chair of the Board serves for a five-year term, which may be extended with the approval of the Board. The Chair of the Board shall not serve more than two consecutive five-year terms, unless such term limit is waived by the Board. This term limit shall not apply to non-consecutive terms. Timothy Penny serves as Chair of the Board. In order to assist the Chair in maintaining effective communications with the other Trustees and Allspring Funds Management, the Board has appointed a Chair Liaison to work with the Chair to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries relating to board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chair or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board also has established a Nominating and Governance Committee,  an Audit Committee and a Dividend Committee  to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time  to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Chairs of the Audit Committee and Nominating and Governance Committee serve for a three-year term, which may be extended with the approval of the Board. The Chairs of the Audit Committee and the Nominating and Governance Committee shall not serve more than two consecutive
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three-year terms, unless such term limit is waived by the Board. These term limits shall not apply to non-consecutive terms. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Funds and Trusts are subject to a number of risks, including investment, compliance, operational, liquidity and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Allspring Funds Management, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of Allspring Funds Management, the sub-advisers and other service providers have their own, independent approach to risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Funds and Trusts and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects and that it is necessary for the Funds to bear certain risks (such as investment-related risks) to pursue their goals. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Allspring Funds Management, sub-advisers, the Chief Compliance Officer of the Funds, the Chief Risk Officer of Allspring Funds Management, the independent registered public accounting firm for the Funds, and internal compliance auditors for Allspring Funds Management  or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board, with the assistance of its investment teams, also reviews investment policies and risks in connection with its review of the Funds’ performance, and considers information regarding the oversight of liquidity risks from Allspring Funds Management’s investment personnel. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. Allspring Funds Management  has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk indicators and other risk matters concerning the Funds and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.
Allspring Funds Management has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, Allspring Funds Management performs the fair value determinations relating to any or all Fund investments, subject to Board oversight. Allspring Funds Management has established procedures for the fair valuation of the Fund investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.
Committees.
As noted above, the Board has established a standing Nominating and Governance Committee, a standing Audit Committee and a standing Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. The  Nominating and Governance Committee and Audit Committee operate pursuant to charters approved by the Board. The Dividend Committee’s responsibilities were set forth by the Board when it established the Committee. Each Independent Trustee is a member of the Trust’s Nominating and Governance Committee and Audit Committee. The Dividend Committee is comprised of three Independent Trustees.
(1) Nominating and Governance Committee. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law and applicable provisions of the Declaration of Trust and any By-Laws of a Trust, the Committee shall make all nominations for membership on the Board of Trustees of each Trust. The Committee shall evaluate each candidate’s qualifications for Board membership and his or her independence from the Funds’ manager, sub-adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. James Polisson serves as the chair of the Nominating and Governance Committee.
The  Nominating and Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in Appendix A to the Trusts’ Nominating and Governance Committee Charter. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C)
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any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f ) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the  Nominating and Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The  Nominating and Governance Committee has full discretion to reject candidates recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in the procedures and those in the By-Laws of a Closed-End Fund, the requirements of the By-Laws of such Closed-End Fund shall control.
The  Nominating and Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act.
(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies, including their internal controls over financial reporting; oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board and with appropriate officers of the Trust. Jane Freeman  serves as the chair of the Audit Committee.
(3) Dividend Committee. The Board has delegated to the Dividend Committee the responsibility to review and approve certain dividend amount determinations made by a separate committee composed of representatives from Allspring Funds Management and certain sub-advisers (“Management Open-End Dividend Committee”). The Board has delegated to the Management Open-End Dividend Committee the authority to determine periodic dividend amounts subject to certain Board-approved parameters to be paid by each of the Core Plus Bond Fund, Core Plus ETF,  Diversified Income Builder Fund, Emerging Markets Equity Advantage Fund, Income Plus ETF, Income Plus Fund, Managed Account  CoreBuilder® Shares - Series CP, Managed Account CoreBuilder® Share - Series EM, Managed Account CoreBuilder® Shares - Series SP, Real Return Fund and Short-Term Bond Plus Fund. Under certain circumstances, the Dividend Committee must review and consider for approval, as it deems appropriate, recommendations of the Management Open-End Dividend Committee.
The committees met the following number of times during the most recently completed fiscal year:

COMMITTEE NAME	COMMITTEE MEETINGS DURING LAST FISCAL YEAR
Nominating and Governance Committee	3
Audit Committee	7
Dividend Committee	0
Compensation. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. Listed below is the compensation that was paid to each current Trustee by a Fund and the Fund Complex for the most recently completed fiscal period:

TRUSTEE	COMPENSATION FROM EACH FUND	TOTAL COMPENSATION FROM THE FUND COMPLEX[1]
William R. Ebsworth	$4,176	$380,000
Jane A. Freeman	$4,527	$412,000
Isaiah Harris, Jr.	$4,176	$380,000
Cindy J. Miller[2]	$2,033	$185,000
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TRUSTEE	COMPENSATION FROM EACH FUND	TOTAL COMPENSATION FROM THE FUND COMPLEX[1]
Olivia S. Mitchell	$4,176	$380,000
Timothy J. Penny	$5,033	$458,000
James G. Polisson	$4,467	$406,500
Brian S. Shlissel[2]	$2,033	$185,000
Pamela Wheelock	$4,407	$401,000
1.	As of April 30, 2026, there were 91 series in the Fund Complex.
2.	Ms. Miller and Mr. Shlissel each became a trustee of the Fund effective on January 1, 2026.
Beneficial Equity Ownership Information. The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2025 in each Fund and the aggregate dollar range of equity securities in other Funds in the Fund Complex overseen by the Trustees, stated as one of the following ranges: A = $0; B = $1 - $10,000; C = 10,001 - $50,000; D = $50,001 - $100,000; and E = Over $100,000.

FUND	EBSWORTH	FREEMAN	HARRIS	MILLER[1]	MITCHELL	PENNY	POLISSON	SHLISSEL[1]	WHEELOCK
Absolute Return Fund	A	A	A	A	A	A	A	A	A
Asset Allocation Fund	A	A	A	A	A	E	A	A	A
Real Return Fund	A	A	E	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex[2]	E	E	E	A	E	E	E	A	E
1.	Ms. Miller and Mr. Shlissel each became a trustee of the Fund effective on January 1, 2026. The information presented in this table is as of December 31, 2025, at which time Ms. Miller and Mr. Shlissel were not trustees of the Fund.
2.	Includes Trustee ownership in shares of funds within the entire Allspring Fund Complex consisting of 91 funds as of December 31, 2025.
Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2025, none of the Independent Trustees and/or their immediate family members owned securities of the investment manager, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the manager, any sub-advisers, or the distributor.
Communications with Board Members.  The Board has approved a policy for communications with Board members. Any Shareholder who wishes to send a communication to the Board should send the communication to the Allspring Fund Board of Trustees, 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203. The communication must be in writing signed by the shareholder and it must include: (i) the name(s) and address of the Fund shareholder; (ii) the number of shares owned by the shareholder; and (iii) the name of the Fund(s) (and, if applicable, class(es)) which issued the shares held by the shareholder. If a Shareholder wishes to send a communication directly to an individual Trustee or to a committee of the Board of Trustees, the communication should be specifically addressed to such individual Trustee or committee and sent to the above address.
MANAGER AND OTHER SERVICE PROVIDERS
Manager and Class-Level Administrator
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager and class-level administrator for the Funds.  Allspring Funds Management  provides advisory and Fund-level administrative services to the Funds under an investment management agreement (the “Management Agreement”) and provides class-level administrative services to the Funds under a class-level administration agreement (the “Class-Level Administration Agreement”). Under the Management Agreement, Allspring Funds Management  is responsible for, among other services, (i) implementing the investment objectives and strategies of the Funds, (ii) supervising the applicable Sub-Adviser(s), (iii) providing Fund-level administrative services in connection with the Funds’ operations, (iv) developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions, and (v) providing any other Fund-level administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer and dividend disbursing agent, custodian, and fund accountant. Allspring Funds Management  also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.
Under the Class-Level Administration Agreement, Allspring Funds Management  is responsible for, among other services, (i) coordinating, supervising and paying the applicable transfer agent and various sub-transfer agents and
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omnibus account servicers and record-keepers, (ii) coordinating the preparation and filing of registration statements, notices, shareholder reports and other information materials, including prospectuses, proxies and other shareholder communications for a class, (iii) receiving and tabulating class-specific shareholder votes, (iv) reviewing bills submitted to a Fund and, upon determining that a bill is appropriate, allocating amounts to the appropriate classes thereof and instructing the Funds’ custodian to pay such bills, and (v) assembling and disseminating information concerning class performance, expenses, distributions and administration. Allspring Funds Management  has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives pursuant to the Class-Level Administration Agreement.
As compensation for its services under the Management Agreement, Allspring Funds Management  is entitled to receive a monthly fee at the annual rates indicated below of a Fund’s average daily net assets:

FUND	FEE
Absolute Return Fund	First $1B Next $4B Next $5B Next $10B Over $20B	0.225% 0.200% 0.175% 0.165% 0.160%
Asset Allocation Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.30% 0.28% 0.26% 0.24% 0.23% 0.22%
For the Real Return Fund, as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio, the Fund pays Allspring Funds Management an investment management fee only for Fund-level administrative services. Allspring Funds management receives a fee for advisory services from the master portfolio in which the Fund invests. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Allspring Funds Management would be entitled to receive an increased investment management fee covering both asset allocation services and fund-level administrative services.
If, in reliance upon current published “no-action” interpretative positions of the staff of the SEC, a feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Allspring Funds Management expects that, in addition to the fees it received for providing Fund-level administrative services under the Management Agreement, it would also be entitled to receive the advisory rate(pass-through advisory fee) listed below which mirrors the current advisory fee charged by Allspring Funds Management to the Master Trust portfolio in which the feeder Fund invests for the management of those assets.

FEEDER FUND	FOR FUND-LEVEL ADMINISTRATIVE SERVICES		FOR COMBINED ASSET-ALLOCATION SERVICES AND FUND-LEVEL ADMINISTRATIVE SERVICES[1]	ANNUAL ADVISORY RATE PAID BY MASTER TRUST PORTFOLIO[2] (AS A PERCENTAGE OF NET ASSETS)
Real Return	First $5B Next $5B Over $10B	0.05% 0.04% 0.03%	0.30% 0.29% 0.28%	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.400% 0.375% 0.350% 0.325% 0.300% 0.290%
1.	Represents the proposed fee payable to Allspring Funds Management for providing both asset-allocation services and Fund-level administrative services if the Fund converts into a fund-of-funds.
2.	Represents the advisory fee payable to Allspring Funds Management as investment adviser to the portfolio of Master Trust in which the Fund invests. Allspring Funds Management expects that this would be the proposed fee payable to Allspring Funds Management for providing advisory services if the Fund converts into a stand-alone Fund.
Management Fees Paid. The amounts shown below reflect fees paid to and waived by Allspring Funds Management  under the Management Agreement for the past three fiscal years or periods.
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Management Fees Paid
FUND/FISCAL YEAR OR PERIOD	MANAGEMENT FEES PAID	MANAGEMENT FEES WAIVED
April 30, 2026
Absolute Return Fund	$1,014,911	$2,514
Asset Allocation Fund	$4,042,967	$159,680
Real Return Fund	$0	$73,749
April 30, 2025
Absolute Return Fund	$1,332,061	$741
Asset Allocation Fund	$2,695,153	$1,498,898
Real Return Fund	$0	$43,263
April 30, 2024
Absolute Return Fund	$2,147,698	$5,674
Asset Allocation Fund[1]	$2,221,984	$1,233,540
Real Return Fund[1]	$0	$33,777
1.	The Fund changed its fiscal year-end from May 31 to April 30. The information shown for the Fund is for this shortened period.
For providing class-level administrative services to the Funds pursuant to the Class-Level Administration Agreement, including paying a Funds fees and expenses for services provided by the  Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Allspring Funds Management  is entitled to receive an annual fee at the rates indicated below, as a percentage of the total net assets of each Class:

For Absolute Return Fund and Asset Allocation Fund
CLASS-LEVEL ADMINISTRATOR FEE
SHARE CLASS	% OF TOTAL NET ASSETS
Class A	0.19%
Class C	0.19%
Class R6	0.03%
Administrator Class	0.13%
Institutional Class	0.13%

For Real Return Fund
CLASS-LEVEL ADMINISTRATOR FEE
SHARE CLASS	% OF TOTAL NET ASSETS
Class A	0.14%
Class R6	0.03%
Institutional Class	0.08%
Administrative Service Fees Paid. The amounts shown below reflect fees paid to and waived by Allspring Funds Management  under the Class-Level Administration Agreement for the past three fiscal years or periods.

Administrative Service Fees Paid
FUND/FISCAL YEAR OR PERIOD	ADMINISTRATIVE SERVICE FEES PAID	ADMINISTRATIVE SERVICE FEES WAIVED
April 30, 2026
Absolute Return Fund	$572,966	$126,299
Asset Allocation Fund	$2,649,046	$136,771
Real Return Fund	$103,466	$1,044
April 30, 2025
Absolute Return Fund	$688,433	$207,035
Asset Allocation Fund	$2,556,843	$226,434
Real Return Fund	$46,672	$13,721
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Administrative Service Fees Paid
FUND/FISCAL YEAR OR PERIOD	ADMINISTRATIVE SERVICE FEES PAID	ADMINISTRATIVE SERVICE FEES WAIVED
April 30, 2024
Absolute Return Fund	$1,128,179	$289,041
Asset Allocation Fund[1]	$2,270,150	$56,387
Real Return Fund[1]	$0	$52,753
1.	The Fund changed its fiscal year-end from May 31 to April 30. The information shown for the Fund is for this shortened period.
General.  Each Fund’s Management Agreement will continue in effect  for an initial two-year term and thereafter annually  provided that after the initial two-year term the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined under the 1940 Act) of any such party. The Management Agreement may be terminated at any time by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by Allspring Funds Management on 60 days’ written notice. It will terminate automatically if assigned.
For  each Fund, the Class-Level Administration Agreement will continue in effect provided the continuance is approved annually by the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of any party to the Class-Level Administration Agreement. The Class-Level Administration Agreement may be terminated on 60 days’ written notice by either party.
Fund Expenses. From time to time, service providers to a Fund, including Allspring Funds Management  and/or its affiliates, may contractually agree to waive fees from a Fund in whole or in part. In addition, such service providers may voluntarily waive and/or not  accrue  for all or a portion of any fees to which they are  entitled and/or reimburse certain expenses as they may determine from time to time. A Funds’ service providers may  discontinue or modify these voluntary actions at any time without notice. Any such  contractual or voluntary waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance. Such contractual and voluntary waivers may differ depending on share class. To the extent that expenses to which a service provider would otherwise be entitled to are not accrued for, this may lead to a difference in the gross expense ratio shown in a Fund’s prospectus and reported in the Fund’s financial statements.
Except for the expenses borne by Allspring Funds Management, the Trust bears all costs of its operations, including the compensation of  the Independent  Trustees; investment management, shareholder services and class-level administrative fees; payments pursuant to any 12b-1 Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a 12b-1 Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of  a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of  a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to  a Fund are charged against the Fund’s assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Board deems equitable.
Sub-Advisers
Allspring Funds Management has engaged Allspring Global Investments, LLC (“Allspring Investments”) and AllspringGlobal Investments (UK) Limited  (“Allspring UK”) to serve as sub-advisers to the Funds (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), as indicated in the table below. Subject to the direction of the Trust’s Board and the overall   supervision and control of Allspring Funds Management and the Trust, the Sub-Advisers provide day-to-day portfolio management for the Funds.   Allspring Funds Management may, from time to time and with the approval of the Board of Trustees, allocate and reallocate services provided by and fees paid to the sub-advisers.
For providing sub-advisory services to the Funds, the Sub-Adviser is entitled to receive monthly fees at an annual rate based on each Fund’s average daily net assets. The Sub-Adviser is compensated for its services by Allspring Funds Management from the fees Allspring Funds Management receives for its services as manager to the Funds.
Portfolio Managers
The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “The Sub-Advisers and Portfolio Managers.” The information in this section is provided as of  April 30, 2026, the most recent fiscal year end for the  Funds managed by the portfolio managers listed below (each, a “Portfolio
Multi-Asset Funds61

Manager” and together, the “Portfolio Managers”). Please note that to the extent a portfolio manager was added to a Fund or other account following this date, such Fund or other account is not reflected in the “Management of Other Accounts” table below.

The Portfolio Managers manage the investment activities of the  Funds on a day-to-day basis as follows.

FUND	SUB-ADVISER	PORTFOLIO MANAGERS
Absolute Return Fund	Allspring Investments	Petros N. Bocray, CFA, FRM David Kowalske, Jr.
	Allspring UK	Rushabh Amin Matthias Scheiber, CFA
Asset Allocation Fund	Allspring Investments	Petros N. Bocray, CFA, FRM David Kowalske, Jr. Randy Rennicke, CFA
	Allspring UK	Rushabh Amin
Real Return Fund	Allspring Investments	Petros N. Bocray, CFA, FRM David Kowalske, Jr.
	Allspring UK	Rushabh Amin Matthias Scheiber, CFA
Management of Other Accounts. The following table(s) provide information relating to accounts managed by the Portfolio Manager(s). The table(s) do not include any personal brokerage accounts of the Portfolio Manager(s) and their families, but do include the Funds within the totals for “Registered Investment Companies”.

Allspring Investments
Petros N. Bocray, CFA, FRM	Registered Investment Companies
	Number of Accounts	14
	Total Assets Managed	$4.21B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$22.16M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	11
	Total Assets Managed	$1.05B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

David Kowalske, Jr.	Registered Investment Companies
	Number of Accounts	12
	Total Assets Managed	$4.09B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	7
62Multi-Asset Funds

Total Assets Managed	$108.39M
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0

Randy Rennicke, CFA	Registered Investment Companies
	Number of Accounts	8
	Total Assets Managed	$3.07B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	3
	Total Assets Managed	$58.41M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Allspring (UK)
Rushabh Amin	Registered Investment Companies
	Number of Accounts	9
	Total Assets Managed	$3.92B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Matthias Scheiber, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$1.02B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
Multi-Asset Funds63

Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0
Other Accounts
Number of Accounts	0
Total Assets Managed	$0
Number of Accounts Subject to Performance Fee	0
Assets of Accounts Subject to Performance Fee	$0
Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Funds. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the  Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, each firm listed below has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, intended to address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner.
Allspring Investments. Allspring Investment’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
Allspring (UK). Allspring (UK) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring (UK) has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
Compensation. The Portfolio Managers are compensated by their employing Sub-Adviser using the following compensation structure:
Allspring Investments.  The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with
64Multi-Asset Funds

the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.
Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.
Allspring (UK). The compensation structure for Allspring (UK) Portfolio Managers includes a competitive fixed base salary plus variable incentives (Allspring (UK) utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” tables in the Prospectuses. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period.
Beneficial Ownership in the Funds. The following table shows for each Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, including the value of any investments held through a deferred compensation vehicle, stated as one of the following ranges:
$0;
$1 - $10,000;
$10,001 - $50,000;
$50,001 - $100,000;
$100,001 - $500,000;
$500,001 - $1,000,000; and
over $1,000,000.

Portfolio Manager Fund Holdings
PORTFOLIO MANAGER	FUND	DOLLAR RANGE OF HOLDINGS IN FUND
Allspring Investments
Petros N. Bocray, CFA, FRM	Absolute Return Fund Asset Allocation Fund Real Return Fund	$0 $100,001-$500,000 $50,001- $100,000
David Kowalske, Jr	Absolute Return Fund Asset Allocation Fund Real Return Fund	$0 $0 $0
Randy Rennicke, CFA	Asset Allocation Fund	$0
Allspring UK
Rushabh Amin	Absolute Return Fund Asset Allocation Fund Real Return Fund	$0 $0 $0
Matthias Scheiber, CFA	Absolute Return Fund Real Return Fund	$0 $50,001-$100,000
Multi-Asset Funds65

Distributor and Shareholder Servicing Agent
Allspring Funds Distributor, LLC  (the “Distributor”), an affiliate of Allspring Funds Management  located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, serves as the distributor to the Allspring Funds. John Kenney, who serves as President of the Allspring Funds, also serves as Manager of the Distributor.
Each Fund has adopted a distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) for the classes of shares listed in the table below. The 12b-1 Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the “Non-Interested Trustees”).
Under the 12b-1 Plan and pursuant to the related Distribution Agreement, each applicable class pays the Distributor, on a monthly basis, an annual fee up to the amount indicated in the table. The Distributor may retain any portion of the total distribution fee to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. The Distributor’s distribution-related revenues from the 12b-1 Plan may be more or less than distribution-related expenses incurred during the period.

FUND	CLASS C
Absolute Return Fund	0.75%
Asset Allocation Fund	0.75%
For the fiscal year ended April 30, 2026, the Funds paid the Distributor the following fees for distribution-related services.

Distribution Fees
FUND	TOTAL DISTRIBUTION FEE PAID BY FUND	COMPENSATION PAID TO DISTRIBUTOR	COMPENSATION TO BROKER/DEALERS
Absolute Return Fund
Class C	$80,181	$7,037	$73,144
Asset Allocation Fund
Class C	$96,270	$11,902	$84,368
General. The 12b-1 Plan and Distribution Agreement will continue in effect from year to year if such continuance is approved at least annually by vote of a majority of both the Trustees and the Non-Interested Trustees. The Distribution Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, on not less than 60 days’ written notice, by the Trust’s Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Distributor.   The 12b-1 Plan may not be amended to increase materially the amounts payable thereunder by the relevant class of a Fund without approval by a vote of a majority of the outstanding voting securities of such class, and no material amendment to the 12b-1 Plan shall be made unless approved by vote of a majority of both the Trustees and Non-Interested Trustees. The 12b-1 Plan provides that, if and to the extent any shareholder servicing payments are deemed to be payments for the financing of any activity primarily intended to result in the sale of Fund shares, such payments are deemed to have been approved under the 12b-1 Plan.
Servicing Agent
The Allspring Funds have adopted a Shareholder Servicing Plan (the “Servicing Plan”) for their Class A, Class C  and Administrator Class shares, as applicable, and have entered into a related Shareholder Servicing Agreement with the Distributor and Allspring Funds Management. Under this agreement, the Distributor and Allspring Funds Management are authorized to provide or engage third parties to provide, pursuant to an Administrative and Shareholder Services Agreement, shareholder support services. For providing these services, the Distributor,  Allspring Funds Management and third parties are entitled to an annual fee from the applicable class of a Fund of up to 0.25% of the average daily net assets of the Class A, Class C and Administrator Class shares owned of record or beneficially by their customers.
General. The Servicing Plan will continue in effect from year to year if such continuance is approved by vote of a majority of both the Trustees and the Non-Interested Trustees. No material amendment to the Servicing Plan may be made except by such vote.
Underwriting Commissions
The Distributor serves as the principal underwriter distributing securities of the  Funds on a continuous basis.
66Multi-Asset Funds

For the fiscal periods listed below, the aggregate amounts of underwriting commissions paid to and retained by the Distributor are as follows:

Underwriting Commissions
FUND/FISCAL YEAR OR PERIOD	AGGREGATE TOTAL UNDERWRITING COMMISSIONS	UNDERWRITING COMMISSIONS RETAINED
April 30, 2026
Absolute Return Fund	$2,672	$2,672
Asset Allocation Fund	$14,375	$14,375
Real Return Fund	$5,758	$5,758
April 30, 2025
Absolute Return Fund	$922	$922
Asset Allocation Fund	$18,938	$18,938
Real Return Fund	$4,361	$4,361
April 30, 2024
Absolute Return Fund	$1,781	$1,781
Asset Allocation Fund[1]	$22,620	$22,620
Real Return Fund[1]	$2,128	$2,128
1.	The Fund changed its fiscal year-end from May 31 to April 30. The information shown for the Fund is for this shortened period.
Custodian and Fund Accountant
State Street Bank and Trust Company (“State Street”), located at, One  Congress Street Boston, Massachusetts 02114, acts as Custodian and fund accountant for the Funds. As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Fund, handles the receipt and delivery of securities, selects and monitors foreign sub-custodians as the Fund’s global custody manager, determines income and collects interest on each Fund’s investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.
Transfer and Distribution Disbursing Agent
SS&C GIDS, Inc. (“SS&C GIDS”), located at 1055 Broadway Boulevard, Kansas City, Missouri 64105, acts as transfer and distribution disbursing agent for the Allspring Funds. For providing such services, SS&C  GIDS is entitled to receive fees from the Administrator.
Independent Registered Public Accounting Firm
KPMG LLP, an independent registered public accounting firm with its office at Two Financial Center, 60 South Street, Boston, Massachusetts, 02111, serves as the independent registered public accounting firm for the  Funds. KPMG LLP performs an annual audit of the Funds’ financial statements. Reports of its activities are provided to the Board.
Code of Ethics
The Fund Complex, the Manager, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Allspring Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Manager, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.
Proxy Voting Policies and Procedures
The Trusts have adopted policies and procedures for the Funds (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws
Multi-Asset Funds67

and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Funds support sound corporate governance practices within companies in which they invest. The Board of the Trusts has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Funds’ portfolio securities are voted in shareholders’ best interests.
Allspring Global Investments Proxy Voting Policies and Procedures
Introduction
Allspring Stewardship
As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients in our active investment strategies. To us, good stewardship reflects responsible, active ownership and includes both engaging with issuers  and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.
Scope
These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:

•	Allspring Global Investments, LLC

•	Allspring Funds Management, LLC

•	Allspring Global Investments (UK) Limited

•	Allspring Global Investments Luxembourg S.A

•	Allspring Global Investments (Singapore) Pte. Ltd

•	Galliard Capital Management, LLC

Voting Philosophy
Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that Allspring or its affiliates may have with proxy issuers. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.
Governance and Administration
Proxy Governance Committee
Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups.
PGC Meetings
The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.
PGC Membership
PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.
Proxy Voting Due Diligence Working Group
PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.
Proxy Administration
Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.
68Multi-Asset Funds

Third-Party Proxy Voting Vendor
Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.
Proxy Voting Procedures
Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of issuers. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).
Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with  Allspring’s voting policy at ISS designed to implement Allspring’s custom  enhancements to the  ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under “Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:
01 Any proxy matters deemed of “high importance”[4] (e.g., proxy contests, mergers, and acquisitions) where ISS opposes  the recommendations of issuer  management will be referred to Portfolio Management  for case-by-case review and vote determination.

02 Any proxy matters involving environmental or social issues where ISS opposes the recommendations of issuer  management are reviewed by DDWG. If DDWG recommends a vote against issuer management, the recommendation is referred to Portfolio Management[5]  for case-by-case review and vote determination.

“High importance” and environmental and social proxy matters on which ISS supports the recommendations of issuer management are generally voted with issuer management, absent Portfolio Management feedback to the contrary.
Index Strategies
Certain client accounts employ strategies that seek to replicate the returns of an index (“Index Strategies”). Given the absence of fundamental research on positions held only in Index Strategies, Allspring will not vote proxies for positions held only in such strategies; provided that Allspring generally will vote proxies on a “high importance” matter where Allspring has a significant ownership level that increases the potential for its vote to be determinative on the matter.
1.	Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-managed funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.
2.	The term “ISS Global Benchmark Proxy Voting Policy” means the combination of ISS regional benchmark policies.
3.	As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
4.	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
5.	Certain Allspring client accounts employ quantitative strategies that utilize fundamental research to a lesser extent than other actively-managed Allspring strategies. In the event that a security is held only in these accounts, environmental and social proxy matters are generally reviewed and voted by DDWG.
Allspring Proxy Voting Guidelines
The following reflects  Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.
We believe that Boards of Directors of issuers  should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•
We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•
We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interest.

•
In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.
We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•
We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•
We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective

Multi-Asset Funds69

board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•
We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•
We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•
We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

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We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.

General Guidelines on Shareholder Proposals
When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.
If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.
Closed-End Funds
We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.
Practical Limitations to Proxy Voting
While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”
Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit
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derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.
Securities on Loan
Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.
Conflicts of Interest
As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:

•	Instructing ISS to vote in accordance with its recommendation

•	Disclosing the conflict to the relevant client and obtaining its consent before voting

•	Submitting the matter to the relevant client to exercise its authority to vote on such matter

•	Engaging an independent fiduciary who will direct the vote on such matter

•	Voting in proportion to other shareholders (“mirror voting”)

Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.
Records Retention
The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these Policies and Procedures

•	Proxy statements received for client securities (which ISS maintains on behalf of Allspring)

•	Records of votes cast on behalf of funds and separate account clients (which ISS maintains on behalf of Allspring)

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision

Such proxy voting books and records shall be maintained for a period of six years.
Disclosure of Policies and Procedures and Voting Results
These Policies and Procedures or a summary thereof are disclosed on  Allspring’s website and as required in relevant regulatory documents.
Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail:  allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.
Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.
Policies and Procedures for Disclosure of Fund Portfolio Holdings
I. Scope of Policies and Procedures. The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Allspring Funds Trust (“Funds Trust”), Allspring Master Trust (“Master Trust”), Allspring Variable Trust (“Variable Trust”; together with Funds Trust and Master Trust, the “Mutual Fund Trusts”), and Allspring Exchange-Traded Funds Trust (“ETF Trust”) (each of Funds Trust, Master Trust, Variable Trust and the ETF Trust are referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created.
II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term “portfolio holdings” means the stock, bond and derivative positions held by a Fund and includes the cash investments held by the Fund. For exchange-traded funds and exchange-traded classes of Allspring Funds Trust1, as applicable, “portfolio holdings” means the securities, assets or other positions held by the exchange-traded fund or ETF Class’s (together, “ETFs”) Multi-Class ETF Fund.
Under no circumstances shall  Allspring Funds Management, LLC (“Allspring Funds Management”), Allspring Global Investments, LLC (“Allspring”) or the Funds receive any compensation in return for the disclosure of information
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about a Fund’s portfolio holdings or for any ongoing arrangements to make available information about a Fund’s portfolio holdings.
III. Disclosure of Fund Portfolio Holdings.
Mutual Fund Trusts:
The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust (“Master Portfolios”) and Funds of Variable Trust) will be available on the Funds’ website until updated for the next applicable period. Allspring Funds Management  may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.
A. Complete Holdings. The complete portfolio holdings for each Fund (except for Money Market Funds and Alternative Fund and Master Portfolios) shall be made publicly available monthly on the Funds’ website (www.allspringglobal.com), on a 15-day delayed basis. Money Market Fund portfolio holdings shall be made publicly available daily on the Funds’ website, on a 1-day delayed basis. In addition to the foregoing, each Money Market Fund shall post on its website such portfolio holdings and other information required by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The categories of information included on the website may differ slightly from what is included in the Funds’ financial statements.
B. Top Ten Holdings. Top ten holdings information (excluding derivative positions and affiliated Money Market Funds) for each Fund (except for Money Market Funds, Alternative Fund and Master Portfolios) shall be made publicly available on the Funds’ website on a monthly, five-day or more delayed basis.
C. Fund of Funds Structures.
1. The underlying funds held by a Fund that operates as a fund of funds and invests exclusively in multiple affiliated underlying funds or multiple unaffiliated underlying funds or in a combination of affiliated and unaffiliated underlying funds (“fund of funds”) shall be posted to the Funds’ website on a monthly, 15-day delayed basis.
2. A change to the underlying funds held by a fund of funds or changes in fund of funds’ target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ website simultaneous with the occurrence of the change.
D. Specified Alternative Fund.
The following holdings disclosure policy applies to the Allspring Alternative Risk  Premia Fund (the “Alternative Fund”):
1. Complete Holdings as of Fiscal Quarter Ends. As of each fiscal quarter end, each Alternative Fund’s complete portfolio holdings shall be made publicly available quarterly on the Funds’ website, on a 15-day delayed basis.
2. Holdings as of Other Month Ends. As of each month end other than a month end that coincides with a fiscal quarter end, each Alternative Fund shall make publicly available monthly on the Funds’ website, on a 15-day delayed basis, the following: (i) all portfolio holdings held long other than any put options; (ii) portfolio holdings held short other than short positions in equity securities of single issuers and investment companies; and (iii) the aggregate dollar value of equity securities of single issuers and investment companies held short.
3. Top Ten Holdings. Each Alternative Fund shall make publicly available on the Funds’ website on a monthly, five-day or more delayed basis information about its top ten long holdings (excluding derivatives positions and affiliated Money Market Funds).
E. Master Portfolios.
1. The complete portfolio holdings of Master Portfolios, including those Master Portfolios held by Funds that operate as a feeder fund in a master-feeder fund structure, shall be posted to the Funds’ website on a monthly, 15-day delayed basis.
ETFs:
With respect to an ETF that relies on Rule 6c-11 under the 1940 Act (including those ETF Classes adhering to the Order), the ETF will adhere to the requirements of such rule, and the Rule 6c-11 Policy, with respect to required holdings disclosures.
All Funds:
Each Fund shall file such forms and portfolio holdings information in filings made with the SEC in the manner specified on such forms and with such frequency as required by such forms and applicable SEC rules and regulations.
IV. List of Pre-Approved Recipients Categories.  The following list identifies the categories of third parties that are authorized to receive or have access to a Fund’s portfolio holdings information in advance of the monthly or other periodic  release on the Funds’ website. Recipients are included on this list based on a determination that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty or contractual obligation not to disclose or trade on the nonpublic information or trade in shares of the Fund while in possession of the nonpublic information.
1.	Certain series of Allspring Funds Trust may offer an exchange-traded share class (an “ETF Class”) pursuant to an exemptive order obtained by Allspring
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Exchange-Traded Funds Trust and Allspring Funds Trust (Investment Company Act Release No. 35868) (the “Order”). Each ETF Class is intended to operate as an exchange-traded fund. While only the shares of a Multi-Class ETF Fund’s ETF Class are exchange-traded, the Multi-Class ETF Fund operates as a single investment portfolio. As such, references in these Policies and Procedures for the Disclosure of Portfolio Holdings to an “ETF” may apply to the ETF Class or the Multi-Class ETF Fund, as applicable.
A. Allspring Holdings Affiliates. Employees of Allspring Global Investments Holdings, LLC and its affiliates who perform risk management, capital markets or investment strategy implementation functions and provide other services to the Fund(s), as well as third-party service providers utilized by them to perform such functions and provide such services, shall have full daily access to the portfolio holdings of the Fund(s).
B. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release to and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading or other acquisition or disposition of such securities.
A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.
C. Money Market Portfolio Management Team. The money market portfolio management team at Allspring Global Investments, LLC (“Allspring Investments”) shall have full daily access to daily transaction information across the Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the Money Market Funds.
D. Allspring Funds Management/Allspring Funds Distributor, LLC (“Funds Distributor”).
1. Allspring Funds Management  personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to the fund accountant’s system.
2. Allspring Funds Management  personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used, among other things, to evaluate portfolio characteristics against available benchmarks.
3. Allspring Funds Management  and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among asset classes.
E. External Servicing Agents. Portfolio holdings may be disclosed to servicing agents  in connection with the day-to-day operations and management of the Funds. These recipients include, but are not limited to: a Fund’s auditors; a Fund’s custodians; a Fund’s accountants; proxy voting service providers; class action processing service providers; pricing service vendors; prime brokers; securities lending agents; exchanges on which shares of an ETF are listed; counsel to a Fund or its independent Trustees; regulatory authorities; third parties that assist in the review, processing and/or analysis of Fund portfolio transactions, portfolio accounting and reconciliation, portfolio performance, trade order management, portfolio data  analytics, electronic order matching and other analytical or operational systems and services in connection with supporting a fund’s operations; a Fund’s insurers; financial printers; data and document management vendors engaged to provide marketing support for the Funds; and providers of electronic systems providing access to materials for meetings of a Fund’s board of Trustees.
F. Rating Agencies. Nationally Recognized Statistical Ratings Organizations may receive full Fund holdings for rating purposes.
G. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.
H. Investment Company Institute. The Investment Company Institute may receive information about full Money Market Fund holdings concurrently at the time each Money Market Fund files with the SEC a report containing such information.
I. Authorized Participants, Market Makers and Other Liquidity Providers. In connection the exploration, negotiation and/or execution of a custom basket as described in the Funds’ Basket Construction Policy and Procedures by an ETF, Funds Management or its affiliates may discuss with an authorized participant, market maker or other liquidity provider the securities the Fund is willing to accept for a creation and securities that the Fund may be willing to provide on a redemption.
J. In-Kind Redemptions. In connection with satisfying in-kind redemption requests made to Funds in the Mutual Fund Trusts (other than requests made with respect to shares of an ETF Class), the redeeming shareholders and their advisers and service providers may receive such information regarding Fund holdings as reasonably necessary to
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operationally process such  redemptions or in accordance with limitations on use set forth in an agreement with such party.
V. Authorization to Approve Recipients. The President, Chief Legal Officer and Chief Compliance Officer of the Funds, acting together, are authorized to grant access to a person or persons who are not within the list of pre-approved categories of recipients based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Allspring Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund. Funds Management shall advise the Board of any such addition at the next regularly scheduled Board meeting that includes reports covering the quarter in which the addition  occurred.
VI.  Additions to the List of Pre-Approved Recipient Categories. Additions to the pre-approved recipient categories must be approved by the Board of Trustees prior to implementation based on consideration of relevant factors, including those set forth in Section V. above.
VII.  Commentaries.  Allspring Funds Management  and Allspring may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.
Certain of the information described above will be included in periodic fund commentaries (e.g., quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g., calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds’ website.
No person shall receive any of the information described above if, in the sole judgment of Allspring Funds Management  and Allspring, the information could be used in a manner that would be harmful to the Funds.
VIII.  Other Investment Products. Allspring Funds Management, Allspring Investments and/or their affiliates manage other investment products, including investment companies, offshore funds, and separate accounts. Many of these other investment products have strategies that are the same or substantially similar to those of the Funds and thus may have the same or substantially similar portfolio holdings. The provision of the portfolio holdings of these other investment products, including any materials or reports regarding such investment products that may disclose, directly or indirectly, such portfolio holdings information, such as trade rotation reports or trade rationales, is excluded from these procedures. Similarly, the provision of a model or reference portfolio, including any materials or reports regarding such model or reference portfolios that may disclose, directly or indirectly, such portfolio holdings information, such as trade rotation reports or trade rationales, to clients, investors and, in some cases, third-party sponsors, in connection with the management of other investment products, is excluded from these procedures, even if the model or reference portfolio is the same as or substantially similar to that of a Fund, provided (1) the model or reference portfolio is not characterized or otherwise identified to the recipient, explicitly or implicitly, as being the portfolio of a Fund and (2) the degree of overlap with the Fund’s portfolio or with any portion thereof is not communicated, identified or confirmed to the recipient.
IX. Board Approval. The Board shall review these Procedures, including the list of pre-approved recipient categories, as often as they deem appropriate, but not less often than annually, and will consider for approval any changes that they deem appropriate.
X.  Education Component. In order to promote strict compliance with these Procedures, Allspring Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds’ portfolio holdings may be disclosed in advance of the monthly or other periodic disclosure on the Funds’ website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Procedures.
BROKERAGE
The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of Allspring Funds Management, any Sub-Adviser is responsible for the portfolio decisions of the Funds it manages and the placing of portfolio transactions. In placing orders, it is the policy of a Sub-Adviser to seek to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the
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broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.
Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Allspring Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell shares of the Allspring Funds as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.
Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Funds’ securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which the Distributor or Allspring Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.
In placing orders for portfolio securities of the Funds, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore,  Allspring Funds Management oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.
A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable  results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.  A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under its sub-advisory agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with sub-advising the Funds.
Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in a Fund consistent with the investment objectives and policies of such Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less, as well as in-kind purchases and sales of securities. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a  Fund’s shareholders.
The table below shows a  Fund’s portfolio turnover rates for the two most recent fiscal years:
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FUND	APRIL 30, 2026	APRIL 30, 2025
Absolute Return Fund	38%	43%
Asset Allocation Fund	64%	111%
Real Return Fund	59%	61%
Brokerage Commissions. Absolute Return Fund did not pay any brokerage commissions for the past three fiscal years. Because Real Return Fund  invests substantially all of its assets in a master portfolio, the Fund does not incur brokerage  commissions. All brokerage commissions are incurred at the master portfolio level in connection with the master portfolio’s purchase of individual portfolio securities.
Below are the brokerage commissions paid for the last three fiscal years by Asset Allocation Fund.

Fiscal Year or Period Ended/Fund	Total Paid to all Brokers
April 30, 2026
Absolute Return Fund	$21,336
Asset Allocation Fund	$546,603
Real Return Fund	$284,085
April 30, 2025
Absolute Return Fund	$9,020
Asset Allocation Fund	$574,198
Real Return Fund	$189,891
April 30, 2024
Absolute Return Fund	$0
Asset Allocation Fund[1]	$241,509
Real Return Fund[1]	$77,973
1.	The Fund changed its fiscal year-end from May 31 to April 30. The information shown for the Fund is for this shortened period.
Commissions Paid to Brokers that Provide Research Services. For the fiscal year ended  April 30, 2026, the  Funds did not pay commissions to brokers that provided research services.
Securities of Regular Broker-Dealers. The  Funds  are required to identify any securities of  their “regular brokers or dealers” (as defined under Rule 10b-1 of the 1940 Act) or of  their parents that the  Funds may hold at the close of their most recent fiscal year. As of  April 30, 2026, the  Funds held no securities of their regular broker-dealers or of their parents.
DETERMINATION OF NET ASSET VALUE
A Fund’s NAV is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although a Fund may deviate from this calculation time under unusual or unexpected circumstances. If a Fund has more than one class of shares, the NAV is calculated separately for each class. The most recent NAV for each class of a Fund is available at www.allspringglobal.com. To calculate the NAV of a Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however under unusual or unexpected circumstances a Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of a Fund’s assets may not occur on days when the Fund is open.
With respect to any portion of a Fund’s assets that may be invested in other mutual funds, the value of the Fund’s shares is based on the  NAV of the shares of the other mutual funds in which the Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent that a Fund invests all or a portion of its assets in shares of other Funds or master portfolios in the Allspring Funds complex, the following valuation methods apply to their investments as well as to any direct investments of the Fund, and references to “a Fund” below should be understood to also be references to the master portfolios. To the extent a Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.
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With respect to a Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.
Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value at the time as of which a Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price but before the time as of which a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.
The fair value of a Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund’s Board of Trustees. Pursuant to such policies and procedures, the Board has appointed the Manager as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Manager has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may be based on subjective judgments, which may result in prices that may differ materially from the current market prices at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s  NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Payment for shares may, in the discretion of the Manager, be made in the form of securities that are permissible investments for a Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.
Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. In lieu of making cash payments, the Fund reserves the right to determine in its sole discretion, including under stressed market conditions, to satisfy one or more redemption requests by making payments in securities. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder
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to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.
Computation of Class A Offering Price. Class A shares are sold at their NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares as of its most recent fiscal year end.

Computation of Class A Offering Price
FUND	NET ASSET VALUE PER SHARE	SALES CHARGE PER SHARE[1]	OFFERING PRICE PER SHARE
Absolute Return Fund (A)	$12.78	5.75%	$13.56
Asset Allocation Fund (A)	$16.35	5.75%	$17.35
Real Return Fund (A)	$12.39	4.50%	$12.97
1.	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
Online Purchases and Redemptions for Existing Allspring Funds Account Holders. All shareholders with an existing Allspring Funds account may purchase additional shares of funds or classes of funds within the Allspring Fund family of funds that they already own and redeem existing shares online. For purchases, such account holders must have a bank account linked to their Allspring Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Online account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at  www.allspringglobal.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.
Extraordinary Circumstances Affecting Redemptions. Under the extraordinary circumstances discussed under Section 22(e) under the 1940 Act, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund’s net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.
Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.
Reduced Sales Charges for Employees of Wells Fargo & Company. Current and retired employees, directors/trustees and officers of Wells Fargo & Company and its affiliates, including family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing, that have accounts opened directly on the books of the Funds’ transfer agent prior to November 1, 2021, may purchase Class A shares without a front-end sales charge.
Reduced Sales Charges for Certain IRA Accounts. Investors with IRA accounts as of November 1, 2021, that were opened with assets directly transferred from a qualified retirement plan using Wells Fargo Institutional Retirement Trust or another Wells Fargo affiliate for record keeping services may purchase Class A shares without a front-end sales charge. For such IRAs to qualify, a Wells Fargo-affiliated entity must hold the account directly on the books of the Funds’ transfer agent, and the services of another intermediary may not be utilized with respect to the IRA.
Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Allspring Fund shareholders in the reorganization between the Advisors’ Inner Circle Fund and the Trust effective July 26, 2004 may purchase Class A shares of any Allspring Fund at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former C&B Portfolio shareholders whose shares are held directly with the Fund. Please see your account representative for details.
Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Allspring Fund shareholders in the reorganization, may purchase Class A shares of any Allspring Fund at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former Montgomery Fund shareholders whose shares are held directly with the Fund.  Shareholders who did not purchase such shares directly from the Montgomery Funds may purchase additional shares in the respective acquiring Allspring Fund at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former Montgomery Fund shareholders whose shares are held directly with the Fund.
78Multi-Asset Funds

Reduced Sales Charges for Certain Former Advisor Class Shareholders. Investors who held Advisor Class shares of a Allspring Fund at the close of business on June 20, 2008 (the “Eligibility Time”), may purchase Class A shares of any Allspring Fund at NAV, so long as the following conditions are met: (1) any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time; (2) share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time; (3) the owner of the account remains the same as the account owner at the Eligibility Time; and (4) following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length. Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Allspring Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange. The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor’s relationship with and/or the services such investor receives from the financial institution subsequently change, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.
Reduced Sales Charges for Certain Former Evergreen Fund Shareholders. Former Evergreen Class IS shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Allspring Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at  NAV. However, beginning on  July 31, 2012, this privilege will only be available to those former Evergreen Fund shareholders whose shares are held directly with the Fund.
Former Evergreen Class R shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Allspring Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at  NAV. However, beginning on July 31, 2012, this privilege will only be available to those former Evergreen Fund shareholders whose shares are held directly with the Fund.
Certain investors in acquired funds who became investors in the Evergreen Funds and subsequently became Allspring Fund shareholders in a reorganization, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor Class shareholders of Undiscovered Managers Funds, former shareholders of the GMO Global Balanced Allocation Fund, the GMO Pelican Fund and America’s Utility Fund, former shareholders of an Atlas Fund and shareholders of record on October 12, 1990 (and members of their immediate families) in any series of the Salem Funds in existence on that date, may purchase Class A shares of any Allspring Fund at NAV. However, beginning on July 1, 2013, this privilege will only be available to former Evergreen Fund shareholders whose shares are held directly with the Fund.
Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Allspring Fund may purchase Class A shares of such Fund at NAV.
Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a Fund did not pay a sales commission at the time of purchase.
Reduced Sales Charges for Certain Former Investor Class Shareholders. Former Investor Class shareholders who received Class A shares of a Fund as a result of a conversion at the close of business on October 23, 2015, can continue to purchase Class A shares of that Fund and any other Allspring Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at NAV.
Elimination of Minimum Initial Investment Amount for Administrator Class Shares for Eligible Investors. An “Eligible Investor” (as defined below) may purchase Administrator Class shares of the Allspring Funds without meeting the minimum initial investment amount. Eligible Investors include:

•	Clients of sub-advisers to those Funds which offer an Administrator Class who are clients of such sub-advisers at the time of their purchase of such Administrator Class shares; and

•	Clients of Allspring Investments who are clients of Allspring Investments at the time of their purchase of Administrator Class shares.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Administrator Class shares. The following are examples of relationships that may qualify for aggregation:

•	Related business entities, including: (i) corporations and their subsidiaries; (ii) general and limited partners; and (iii) other business entities under common ownership or control.

•	Shareholder accounts that share a common tax-id number.

•	Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

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Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.
Elimination of Minimum Initial Investment Amount for Institutional Class Shares for Eligible Investors. An “Eligible Investor” (as defined below) may purchase Institutional Class shares of the Allspring Funds without meeting the minimum initial investment amount. Eligible Investors include:

•	Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their purchase of such Institutional Class shares; and

•	Clients of Allspring Investments who are clients of Allspring Investments at the time of their purchase of Institutional Class shares.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

•	Related business entities, including: (i) corporations and their subsidiaries; (ii) general and limited partners; and (iii) other business entities under common ownership or control.

•	Shareholder accounts that share a common tax-id number.

•	Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

Former Institutional Class shareholders of an Evergreen Fund (including former Class Y shareholders of an Evergreen Fund, former SouthTrust shareholders and former Vestaur Securities Fund shareholders who became Institutional Class shareholders of an Evergreen Fund) who received Institutional Class shares of an Allspring Fund in connection with the reorganization of their Evergreen Fund may purchase Institutional Class shares at their former minimum investment amount.
Former Institutional Class shareholders of Golden Large Cap Core Fund or Golden Small Cap Core Fund who received Institutional Class shares of Allspring Large Cap Core Fund or Allspring Small Cap Core Fund in connection with the reorganization of their Fund may purchase Institutional Class shares of any Allspring Fund at their former minimum investment amount.
Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.
Waiver of Investor Eligibility Requirements and Minimum Initial and Subsequent Investment Amounts for All Share Classes for Special Operational Accounts. Shares of any and all share classes of the Allspring Funds may be acquired in special operational accounts (as defined below) without meeting the applicable eligibility requirements or minimum initial or subsequent investment amounts as stated in the Prospectus. Special operational accounts are designated accounts held by Allspring Funds Management or an affiliate that are used for seeding purposes or for addressing operational matters related to shareholder accounts, such as testing of account functions.
Waiver of Institutional Class Eligibility Requirements for Former Administrator Class Shareholders. Former Administrator Class shareholders who received Institutional Class shares as a result of a share class conversion and who do not otherwise meet the eligibility criteria for Institutional Class as set out in the applicable Fund’s prospectus may make additional purchases of Institutional Class shares of such Fund provided that the shareholder’s account remains open at their financial intermediary. Such intermediary may or may not charge transaction fees.
Compensation to Financial Professionals and Intermediaries. Set forth below is a list of the member firms of FINRA to which the Manager, the Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2025 (“Additional Payments”). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title “Compensation to Financial Professionals and Intermediaries”). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2025, are not reflected:

FINRA member firms

•	ADP Broker-Dealer, Inc.

•	Alight Financial Solutions, LLC

•	Ameriprise Financial Services, LLC

•	BlackRock Investments, LLC

•	BMO Capital Markets Corp.

•	BofA Securities, Inc.

•	Broadridge Business Process Outsourcing, LLC

•	Charles Schwab & Co., Inc.

•	Citigroup Global Markets, Inc.

•	Edward Jones

•	Empower Financial Services, Inc.

80Multi-Asset Funds

•	Fidelity Brokerage Services LLC

•	Fifth Third Securities, Inc.

•	FIS Brokerage & Securities Services LLC

•	Goldman, Sachs & Co. LLC

•	Hightower Securities, LLC

•	Huntington Securities, Inc.

•	Institutional Bond Network, LLC

•	Institutional Cash Distributors, LLC

•	Janney Montgomery Scott LLC

•	J.P. Morgan Institutional Investments Inc.

•	J.P. Morgan Securities LLC

•	LPL Enterprise, LLC

•	LPL Financial LLC

•	Merrill Lynch, Pierce, Fenner & Smith, Incorporated

•	Mid Atlantic Clearing & Settlement Corporation

•	Mischler Financial Group, Inc.

•	Morgan Stanley

•	Nationwide Investment Services Corporation

•	Newedge Securities, Inc.

•	Northwestern Mutual Investment Services, LLC

•	OneAmerica Securities, Inc.

•	Oppenheimer & Co. Inc.

•	Pershing LLC

•	PNC Capital Markets LLC

•	PNC Investments

•	Raymond James & Associates, Inc.

•	Raymond James Financial Services, Inc.

•	RBC Capital Markets, LLC

•	Robert W. Baird & Co. Incorporated

•	Roberts & Ryan, Inc.

•	Rockefeller Financial LLC

•	Security Distributors

•	State Street Global Markets, LLC

•	Stifel, Nicolaus & Company, Incorporated

•	Treasury Brokerage

•	UBS Financial Services Inc.

•	VALIC Financial Advisors, Inc.

•	Vanguard Marketing Corporation

•	Wells Fargo Clearing Services, LLC

•	Wells Fargo Securities, LLC

In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.
U.S. FEDERAL INCOME TAXES
The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning certain material U.S. federal income taxes. It is based on the Code, applicable  U.S. Department of the Treasury regulations (the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as of the date of this  SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. Except as specifically set forth below, this discussion applies only to U.S. individual shareholders holding Fund shares as capital assets within the meaning of Section 1221 of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a shareholder holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account or other qualified retirement account); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder subject to the alternative minimum tax; or an entity taxable
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as a partnership for U.S. federal income tax purposes and investors in such an entity. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.
The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the material U.S. federal income tax considerations generally affecting investments in the Funds.
Prospective shareholders are urged to consult their tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company. Each Fund has elected to be treated, and intends to qualify, as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code (together with (i) the “qualifying income requirement”). Future  Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (together with (i), the “diversification requirement”). In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed at the regular corporate income tax rates, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, the Funds may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained
82Multi-Asset Funds

amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to tax on such unrealized gain recognized for a period of five years, in order to re-qualify as a RIC in a subsequent year.
Each Fund’s qualification and taxation as a RIC depends upon its ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that any Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.
Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization method used by a Fund, and, thus, a Fund’s use of this method may be subject to IRS scrutiny.
Capital Loss Carry-Forwards. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.
If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. Various Funds in the Fund Complex have engaged in reorganizations in the past and/or may engage in reorganizations in the future.
As of a Fund’s most recent fiscal year end, the Fund had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes in the table set forth below.

	POST-JANUARY 1, 2011 CAPITAL LOSS CARRYFORWARDS[1]
FUND	SHORT-TERM	LONG-TERM
Absolute Return Fund	-	$372,037,569
Real Return Fund	-	$223,535
1.	The amounts shown may include deferred Post-October capital losses which were recognized on the first day of the next fiscal year.
Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt
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interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Investment through Master Portfolio. A Fund may invest its assets through one or more master portfolios and such Fund will intend to continue to qualify as a RIC. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) by its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.
Taxation of Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)) and a Fund elects to include market discount in income as it accrues, the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make cash distributions to shareholders representing the  OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.
If a Fund invests in distressed debt obligations or obligations of issuers that later become distressed, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. A Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law). These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
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Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Provided such positions are held as capital assets and are not part of a “hedging transaction” nor part of a “straddle,” 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below)). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future  Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
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In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
Certain Funds may invest in a wholly-owned subsidiary classified as a controlled foreign corporation, or “CFC,” for federal income tax purposes. As a result, a Fund may be required to include in its gross income for federal income tax purposes all or a significant portion of the income of such subsidiary, referred to as subpart F income, whether or not the subsidiary makes a distribution to such Fund. Distributions by a CFC to a Fund will not be taxable to such Fund to the extent that the Fund has previously recognized subpart F income. This subpart F income is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.
Under the finalized Treasury Regulations, a Fund that invests in a passive foreign investment company (a “PFIC”) or a  CFC, including those that invest in certain commodities investments, may treat the income from such PFIC or CFC as satisfying the qualifying income requirement even without a contemporaneous distribution of income from such PFIC or CFC. Each Fund and its investment manager plan to direct investments of the Fund’s assets in conformance with the Treasury Regulations, IRS guidance, and the advice of counsel. In addition, a Fund may not have more than 25% of the value of its assets invested in a subsidiary to meet the diversification requirement. The value of a Fund’s subsidiary may be volatile and it may be difficult for such Fund to continue to have less than 25% of the value of its assets invested in a subsidiary. Accordingly, each Fund’s ability to invest in a subsidiary may be limited by the qualifying income requirement or diversification requirement. Each Fund will account for its investments in a subsidiary in a manner it deems to be appropriate. However, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.
A Fund may invest in  REITs. Investments in  REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. In addition, between 2018 and 2025, an eligible non-corporate  shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and proposed regulations issued in January 2019 (on which taxpayers may currently rely) permit a RIC to pass through to its shareholders the special character of this income. Ordinary dividends received by a Fund from a REIT will generally not constitute qualified dividend income, which would be eligible for tax at a reduced rate.
A Fund may invest directly or indirectly in  REMICs  or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.
PFICs  are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains)
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or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that could ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Taxation of Distributions. Except for exempt-interest dividends (defined below) paid out by “Tax-Free Funds”, distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described above) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to not become subject to  U.S. federal income or excise tax, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated
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as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend.
In addition, if a shareholder of a Tax-Free Fund holds such Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then  Treasury Regulations may permit an exception to this six-month rule. Such a loss will also not be disallowed where the loss is incurred with respect to shares of a Fund that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net-tax exempt interest and distributes such dividends on a monthly, or more frequent, basis. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.
Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Although in some countries a portion of these taxes is recoverable by the Fund, the unrecovered portion of foreign withholding taxes will reduce the income received from such securities. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may decide not to make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to “pass through” its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds’ foreign taxes paid.
Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.
If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
In general, an individual with $300 ($600 if married filing jointly) or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions. Notably, for tax years between 2018 and 2025, miscellaneous itemized deductions are suspended for non-corporate taxpayers. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Shareholders are urged to consult their tax advisers regarding the impact of these changes on their personal situation.
U.S. Federal Income Tax Rates. Noncorporate Fund shareholders (i.e., individuals, trusts and estates) currently are taxed at a maximum rate of 37% on ordinary income and 20% on long-term capital gain.
In general,  “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. All dividend income, other than qualified
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dividend income, generally will be taxed at the same rate as ordinary income. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify as qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their tax advisers and financial planners. Income and bond Funds typically do not distribute significant amounts of “qualified dividend income” eligible for reductions in individual U.S. federal income tax rates.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Subject to limitations and other rules, a corporate shareholder of a Fund may not be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their tax advisers and financial planners. The amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
Noncorporate Fund shareholders with income exceeding certain threshold amounts generally will be subject to a 3.8% tax on their “net investment income,” which ordinarily includes taxable distributions received from the Funds and taxable gain on the disposition of Fund shares.
Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Foreign Shareholders. For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Distributions made to foreign shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a foreign shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the foreign shareholder will be subject to federal income tax reporting requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a foreign shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Funds and on long-term capital gains dividends, provided that the Funds obtain a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the foreign shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the foreign shareholder); (ii) in the case of an individual foreign shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more
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during the year of the sale and certain other conditions are met; or (iii) the shares of the Funds constitute U.S. real property interests (“USRPIs”), as described below.
Under current law, if a Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the Code and Treasury Regulations), then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a foreign shareholder that owns at least 5% of a Fund, generally will cause the foreign shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject to such gain or distribution withholding tax and cause the foreign shareholder to be required to file a federal income tax return. In addition, in any year when at least 50% of a Fund’s assets are USRPIs (as defined in the Code and Treasury Regulations), distributions of the Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the foreign shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.
Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the foreign shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).
Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a foreign shareholder will not be subject to the 30% withholding tax described above on the same income. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change.
Before investing in a Fund’s shares, a prospective foreign shareholder is urged to consult with its tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.
Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of a Tax-Free Fund may not be suitable for tax-deferred, retirement and other tax-advantaged plans and accounts, since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the tax-exempt status of certain distributions from the Tax-Free Fund (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them.
Prospective investors are urged to contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Tax-Exempt Shareholders. Shares of a Tax-Free Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their tax advisers and financial planners concerning these special tax consequences.
Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged to consult its tax adviser regarding its filing obligations with respect to IRS Form FinCEN114, Report of Foreign Bank and Financial Accounts.
Also, subject to exceptions, individuals (and, to the extent provided in forthcoming future Treasury Regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances stockholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.
Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged to consult their tax advisers to determine whether these reporting requirements are applicable to them.
90Multi-Asset Funds

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if a shareholder recognized a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. “Exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.
Each Tax-Free Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by a Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Tax-Free Funds will not be deductible to the extent that the Tax-Free Funds’ distributions are exempt from U.S. federal income tax. In addition, an investment in a Tax-Free Fund may result in liability for U.S. federal alternative minimum tax (“AMT”) for noncorporate shareholders. Certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating the U.S. federal AMT for noncorporate shareholders. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining noncorporate shareholders’ U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund.
Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds are urged to consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, noncorporate shareholders will not be permitted to deduct any of their share of a Tax-Free Fund’s expenses in computing their U.S. federal AMT. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28%. Corporations are not subject to the U.S. federal AMT for taxable years beginning after December 31, 2017. Shareholders with questions or concerns about the U.S. federal AMT are urged to consult their tax advisers.
The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on opinions from the issuer’s bond counsel that interest on the issuer’s debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund’s ability to pay any exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.
A shareholder who receives Social Security or railroad retirement benefits is urged to consult the shareholder’s tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the  U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of a Tax-Free Fund’s income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.
Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You are urged to consult your tax advisor to discuss the tax consequences of your investment in a Tax-Free Fund.
Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You are urged to consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.
Cost Basis Reporting
Multi-Asset Funds91

Each Fund or its delegate is required  to report cost basis information for shareholders who are individuals and S Corporations to the Internal Revenue Service for redemptions of Fund shares acquired on or after January 1, 2012.  This information will also be reported to a shareholder on Form 1099-B and the IRS each year. If a shareholder is a corporation and has not instructed a Fund that it is a C corporation by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
Fund shareholders are urged to consult their tax advisors to obtain more information about how the new cost basis rules apply to them and determine which cost basis method allowed by the Internal Revenue Service is best for their tax situation. Methods allowed by the IRS include, but are not limited to:

•
Average Cost. The cost per share is determined by dividing the aggregate cost amount by the total shares in the account. The basis of the shares redeemed is determined by multiplying the shares redeemed by the cost per share. Starting in 2012, accounts may maintain two separate average costs: one average for covered shares and a separate average for noncovered shares. Under the Average Cost method, noncovered shares are generally depleted first.

•
First in first out (FIFO). Shares acquired first in the shareholder’s account are the first shares depleted and determine the shareholder’s cost basis. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

•
Specific Identification. A shareholder selects the shares to be redeemed from any of the purchase lots that still have shares remaining. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

In the absence of a shareholder method election, the Fund will apply its default method, Average Cost. If the Average Cost method is applied either by default or at the shareholder’s election, the shareholder’s ability to change such election once a sale occurs will be limited under the IRS rules. After an election has been made, but before a disposition of shares occurs, a shareholder may make a retroactive change to an alternate method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. At any time, a shareholder may designate a new election for future purchases.
Redemptions of shares acquired prior to January 1, 2012 will continue to be reported using the Average Cost method, if available, and will not be reported to the IRS.
Money Market Fund Shares. The cost basis reporting rules described above do not apply to shares in money market funds. Beginning in 2016, pursuant to SEC rules, certain money market funds began using a floating net asset value rather than a stable net asset value. However, the IRS has issued regulations that permit taxpayers to utilize a simplified method of accounting for gains and losses from redemptions of shares in money market funds that have a floating net asset value (the “NAV method”). If taxpayers properly elect the NAV method, taxpayers will not compute gain or loss for each redemption. Instead, taxpayers utilizing the NAV method, will aggregate the gains and losses for a period and report the aggregate gain or loss on an annual basis. If taxpayers do not elect the NAV method, the wash sales rules shall not apply to losses generated by the redemption of money market shares. Any capital gains or losses reported utilizing the NAV method will be short-term capital gains or losses.
CONTROL PERSONS AND PRINCIPAL FUND HOLDERS
The Funds are three series of the Trust in the Allspring family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.
Most of the Trust’s series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series’ operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.
With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.
As used in the Prospectus(es) and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class
92Multi-Asset Funds

represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.
Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.
Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.
From time to time, the Manager and/or its affiliates may invest seed capital in a Fund. These investments are generally intended to enable the Fund to commence investment operations and/or achieve sufficient scale. The Manager and/or its affiliates may redeem some or all of its seed capital investment in a Fund at any time and without prior notice, including at a time when such Fund has not otherwise achieved sufficient scale. The redemption of seed capital may adversely affect a Fund and its shareholders, including by causing the Fund to realize gains that will be distributed and may be taxable to remaining shareholders of the Fund, increasing the Fund’s operating expense ratio and transaction costs and leaving the Fund with remaining assets that are insufficient to support the Fund’s continued operation.
Set forth below as of August 3, 2026, the following owned of record and/or beneficially 5% or more of the outstanding shares of a class or 25% or more of the outstanding shares of a Fund, as applicable. Additionally, as of  August 3, 2026, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Class of each Fund.

Principal Fund Holders
Absolute Return Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	35.88%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	11.33%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	9.22%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	8.16%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	6.34%
UBS WM USA Omni Account M/F Spec Cdy A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	6.28%
Multi-Asset Funds93

Principal Fund Holders
Absolute Return Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	51.92%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	15.87%
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1932	7.96%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	5.50%
Absolute Return Fund Class R6
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	98.34%
Absolute Return Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	15.52%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd Weehawken, NJ 07086-6761	14.70%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund OPS Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-7554	13.56%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	11.71%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	11.47%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	10.08%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	5.50%
94Multi-Asset Funds

Principal Fund Holders
Asset Allocation Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	39.58%
Asset Allocation Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	50.33%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	8.00%
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1965	7.97%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	6.08%
Asset Allocation Fund Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	50.08%
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1965	13.05%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	9.54%
Asset Allocation Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	58.20%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	5.65%
Asset Allocation Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	19.18%
Multi-Asset Funds95

Principal Fund Holders
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	18.22%
UBS WM USA OMNI Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	14.63%
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1965	13.46%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1901	7.28%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	5.57%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	5.18%
Real Return Fund Class A
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	34.46%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	9.88%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	9.51%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	8.09%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	7.20%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	7.11%
Real Return Fund Class R6
Attn: NPIO Trade Desk FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	17.02%
96Multi-Asset Funds

Principal Fund Holders
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	15.41%
National Financial Services LLC For 499 Washington Blvd Jersey City, NJ 07310-1995	9.65%
Empower Trust FBO Rothman Institute 401K C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	7.61%
Empower Trust Company LLC Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	6.54%
Real Return Fund Institutional Class
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	32.49%
Attn: Mutual Fund OPS Charles Schwab & Co Inc 211 Main St San Francisco, CA 94105-1905	10.63%
Empower Trust FBO IHFA Asset Allocation 8525 E Orchard Rd Greenwood Vlg, CO 80111-5002	9.26%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	8.73%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	7.93%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	6.70%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	5.37%
Empower Trust Company LLC Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	5.33%
For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund  shareholders.
Multi-Asset Funds97

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Real Return Fund (the “Fund”)

At a meeting held August 17-19, 2026, the Board of Trustees of the Fund approved a proposal to disconnect the master-feeder structure under which the Fund invests 100% of its assets in the Allspring Real Return Portfolio. On or about February 5, 2027 (the “Effective Date”), the Fund will begin to invest substantially all of its assets directly in a portfolio of securities. As a result of this change, on the Effective Date, the first paragraph of the Fund’s principal investment strategy will be deleted, and all references to the “master portfolio” or Real Return Portfolio, as applicable, will be removed or replaced with references to the Fund throughout the prospectus, summary prospectus and statement of additional information.

August 20, 2026	SUP1753 08-26

ALLSPRING FUNDS TRUST
FILE NOS. 333-74295; 811-09253

PART C
OTHER INFORMATION

Item 28. Exhibits
Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Number	Exhibit Description
(a)	Amended and Restated Declaration of Trust dated December 06, 2021, is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 754, filed July 25, 2022.
(b)	Not applicable
(c)	Not applicable
(d)(1)	Investment Management Agreement with Allspring Funds Management, LLC, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 872, filed July 17, 2026.
(d)(2)

Fee and Expense Agreement between Allspring Funds Trust, Allspring Master Trust and Allspring Funds Management, LLC, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 872, filed July 17, 2026.

(d)(3)	Investment Sub-Advisory Agreement with Allspring Global Investments, LLC, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 858, filed November 24, 2025.
(d)(4)

Expense Assumption Agreement between Allspring Funds Trust and Allspring Funds Management, LLC, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 834, filed October 23, 2024.

(d)(5)	Investment Sub-Advisory Agreement with Allspring Global Investments (UK) Limited, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 858, filed November 24, 2025.
(d)(6)	Investment Sub-Advisory Agreement with Peregrine Capital Management, LLC, is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 858, filed November 24, 2025.
(e)	Distribution Agreement with Allspring Funds Distributor, LLC, is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 849, filed July 24, 2025.
(f)	Not applicable
(g)(1)

Securities Lending Agency Agreement by and among Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Funds Management, LLC and Goldman Sachs Bank USA, is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 754, filed July 25, 2022.

(g)(2)	Master Custodian Agreement with State Street Bank and Trust Company, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 849, filed July 24, 2025.
(h)(1)	Class-Level Administration Agreement with Allspring Funds Management, LLC, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 872, filed July 17, 2026.
(h)(2)	Transfer Agency and Service Agreement with DST Asset Manager Solutions, Inc., is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 849, filed July 24, 2025.
(h)(3)	Shareholder Servicing Plan, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 872, filed July 17, 2026.
(h)(4)

Amended and Restated Shareholder Servicing Agreement with Allspring Funds Distributor, LLC and Allspring Funds Management, LLC, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 872, filed July 17, 2026.

(h)(5)	Form of Fund of Funds Investment Agreement, is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 847, filed April 23, 2025.
(i)	Legal Opinion is filed herewith.
(j)(a)	Consent of Independent Registered Accounting Firm is filed herewith.
(j)(1)

Power of Attorney for William R. Ebsworth, Jane A. Freeman, Isaiah Harris, Jr., CIndy J. MIller, Olivia S. Mitchell, Timothy J. Penny, James G. Polisson, Brian S. Shlissel, and Pamela Wheelock, is incorporated by reference to Exhibit (j)(1) of Post-Effective Amendment No. 872, filed July 17, 2026.

(j)(2)	Power of Attorney, John Kenney, is incorporated by reference to Exhibit (j)(2) of Post-Effective Amendment No. 872, filed July 17, 2026.
(j)(3)	Power of Attorney, Jeremy DePalma, is incorporated by reference to Exhibit (j)(3) of Post-Effective Amendment No. 872, filed July 17, 2026.
(k)	Not applicable
(l)	Not applicable
(m)	Distribution Plan, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 856, filed October 23, 2025.

Number	Exhibit Description
(n)	Rule 18f-3 Multi-Class Plan, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 872, filed July 17, 2026.
(o)	Not applicable
(p)(1)

Joint Code of Ethics for Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Exchange-Traded Funds Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund and Allspring Utilities & High Income Fund, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 872, filed July 17, 2026.

(p)(2)

Allspring Global Investments Code of Ethics (Joint Code of Ethics for Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited, Allspring Funds Management, LLC, Allspring Funds Distributor, LLC, and Allspring Global Investments Luxembourg S.A.), is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 872, filed July 17, 2026.

(p)(3)	Not applicable
(p)(4)	Peregrine Capital Management, LLC Code of Ethics and Personal Trading Policy, is incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 849, filed July 24, 2025.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 30. Indemnification.

Article IX of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section 1(t) of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 31. Business and Other Connections of the Investment Adviser.

(a) To the knowledge of Registrant, none of the directors or officers of Allspring Funds Management, LLC is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(b) Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as sub-adviser to various Funds of the Trust. The descriptions of Allspring Investments in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Allspring Investments is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Allspring Global Investments (UK) Limited (“Allspring UK”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as sub-adviser for various funds of the Trust. The descriptions of Allspring UK in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Allspring UK is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriter.

(a) Allspring Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Allspring Variable Trust, and is the exclusive placement agent for Allspring Master Trust, both of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Allspring Funds Distributor, LLC.

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
John Moninger Allspring Funds Distributor, LLC 1415 Vantage Park Drive, 3rd Floor Charlotte, NC 28203	President, Chairman, Manager	None

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Kate McKinley Allspring Funds Distributor, LLC 525 Market Street, Floor 12 San Francisco, CA 94105	Chief Legal Officer, Manager	None
Lori Gibson Allspring Funds Distributor, LLC 525 Market Street, Floor 12 San Francisco, CA 94105	Financial and Operations Principal	None
Annette Lege Allspring Funds Distributor, LLC 1415 Vantage Park Drive Charlotte, NC 28203	Chief Financial Officer	None
Carolyn Wilary Allspring Funds Distributor, LLC 417 E Chicago Street Milwaukee, WI 53202	Chief Compliance Officer	None
Sallie Squire Allspring Funds Distributor, LLC 525 Market Street, Floor 12 San Francisco, CA 94105	Chief Operating Officer	None
Kari Hampton Allspring Funds Distributor, LLC 1415 Vantage Park Drive Charlotte, NC 28203	Chief Accounting Officer	None
Michael Jewkes Allspring Funds Distributor, LLC 101 Seaport Blvd, 11th Floor Boston, MA 02210	Secretary	None
Elise Howard Allspring Funds Distributor, LLC 525 Market Street, Floor 12 San Francisco, CA 94105	Anti-Money Laundering Officer	Anti-Money Laundering Officer
John Kenney Allspring Funds Distributor, LLC 800 LaSalle Avenue, Suite 1400 Minneapolis, MN 55402	Manager	President

(c) Not applicable.

Item 33. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Allspring Funds Management, LLC, 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203.

(b) SS&C GIDS, Inc. (formerly DST Asset Management Solutions, Inc.) maintains all Records relating to its services as transfer agent at Two Thousand Crown Colony Drive, Quincy, Massachusetts 02169.

(c) State Street Bank and Trust Company maintains all Records relating to its services as custodian and fund accountant at One Congress Street, Boston, Massachusetts 02114.

(d) Allspring Global Investments, LLC maintains all Records relating to its services as investment sub-adviser at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203.

(e) Allspring Global Investments (UK) Limited maintains all Records relating to its services as investment sub-adviser at 30 Cannon Street, Third Floor, London, EC4M 6XH, United Kingdom.

(f) Peregrine Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402.

(g) Allspring Funds Distributor, LLC maintains all Records relating to its services as distributor at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203.

(h) Allspring Funds Management, LLC maintains all Records relating to its services as investment manager and class-level administrator at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203.

Item 34. Management Services.

Other than as set forth under the captions “Management of the Funds” in the Prospectuses constituting Part A of this Registration Statement and “Management” in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, State of Massachusetts on the 26th day of August, 2026.

ALLSPRING FUNDS TRUST

By: /s/ Maureen E. Towle

Maureen E. Towle
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 880 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

/s/ Cindy J. Miller Cindy J. Miller* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Jane A. Freeman Jane A. Freeman* Trustee	/s/ William R. Ebsworth William R. Ebsworth* Trustee	/s/ Pamela Wheelock Pamela Wheelock* Trustee
/s/ James G. Polisson James G. Polisson* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee	/s/ Brian S. Shlissel Brian S. Shlissel* Trustee
/s/ John Kenney John Kenney* President (Principal Executive Officer)	/s/ Jeremy M. DePalma Jeremy M. DePalma* Treasurer (Principal Financial Officer)

*By: /s/ Maureen E. Towle

Maureen E. Towle
As Attorney-In-Fact
August 26, 2026

Exhibit No.	Exhibits
(i)	Legal Opinion
(j)(a)	Consent of Independent Registered Accounting Firm